Exhibit 10.6
DEVELOPMENT SERVICES AGREEMENT
@First
BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation,
as Owner
and
MFP/HUNTER@FIRST DEVELOPMENT PARTNERS, LLC,
a Delaware limited liability company,
as Development Manager
May 22, 2008
EXECUTION VERSION

EXECUTION VERSION

EXECUTION VERSION

Exhibit A    — Legal Description of Property
Exhibit A-1 — Parcel Map
Exhibit A-2 — Parking Parcel Condominium Map
Exhibit B-1 — Description of Building Two Plans and Specifications
Exhibit B-2 — Description of Building Three Plans and Specifications
Exhibit B-3 — Description of Parking Improvements Plans and Specifications
Exhibit B-4 — Preliminary Building One Space Plans
Exhibit B-5 — Description of Site Improvement Plans and Specifications
Exhibit C    — Development Budget
Exhibit D    — Project Schedule
Exhibit E    — Development Entitlements
Exhibit F    — Letter of Credit Form
Exhibit G    — Owner Design Modifications (Building One)
Exhibit H    — Description of Shell and Core Improvements
Exhibit I     — List of Contracts
Exhibit J    — Proposals for Building One MEP Change Order
Exhibit K   — LEED Specifications

DEVELOPMENT SERVICES AGREEMENT
     THIS DEVELOPMENT SERVICES AGREEMENT (this “Agreement”) is entered into as of May 22, 2008, by and between BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Owner”), and MFP/HUNTER@FIRST DEVELOPMENT PARTNERS, LLC, a Delaware limited liability company (the “Development Manager”).
RECITALS.
     A. Owner is the owner of certain real property which is located at the intersection of Highway 237 and North First Street in San Jose, California and which is legally described on Exhibit A and depicted as Parcels 1, 2 and 3 on the Parcel Map attached hereto as Exhibit A-1 (the “Parcel Map”), together with Unit 1 of Parcel 5 on the Parcel Map, as such Unit is depicted on the Condominium Plan attached hereto as Exhibit A-2 (collectively, the “Property”).
     B. As more particularly set forth or provided in this Agreement, Owner desires to develop the Property to contain three (3) office buildings consisting, in the aggregate, of at least five hundred sixty-one thousand four hundred sixty-five (561,465) square feet, and a parking structure and surface area parking improvements containing (i) at least one thousand eight hundred eighteen (1,818) parking stalls within the Parking Structure, and (ii) at least fourteen (14) surface parking stalls on each of Parcels 1, 2 and 3 (for a total of at least forty-two (42) surface parking stalls), along with all associated site work.
     C. Owner and Development Manager have entered into this Agreement for the purpose of specifying the terms and conditions pursuant to which the Development Manager shall manage and administer all aspects of such development, including, without limitation, the design, entitlement and construction of such buildings and parking improvements, on behalf of Owner.
ARTICLE 1
DEFINITIONS.
     1.1 Definitions. The terms defined in this Section 1.1 shall, for the purposes of this Agreement, have the meanings herein specified unless the context expressly or by necessary implication otherwise requires:
          “Affiliate” shall mean, with respect to any specified entity, any person or entity that directly or indirectly Controls, is Controlled by, or is under common Control with, such specified entity.
          “Architect” shall mean Korth Sunseri Hagey Architects, or any substitute or replacement Architect selected by Owner in accordance with the provisions of the Architect-Owner Agreement.
          “Architect-Owner Agreement” shall mean the architectural services agreement dated December 13, 2007 entered into by Development Manager and the Architect, as amended by those certain letter agreements, amendments and work authorizations set forth on Exhibit I, as assigned by Development Manager to Owner, for the design of the Project and the preparation of the Final Plans and Specifications, as amended from time to time.
          “Building One” shall mean the laboratory building of not less than one hundred twenty-four thousand seven hundred sixty-seven (124,767) square feet and associated improvements to be constructed on Parcel 1 of the Property pursuant to the Building One Plans and Specifications and the Site Improvement Plans and Specifications.
          “Building One Hard Cost Contingency” shall mean the amount identified in the Development Budget under the line item classification for “G.C. Contingency” under the column for “Bldg 1,” as may be adjusted pursuant to a Line Item Savings Change.
          “Building One Plans and Specifications” shall mean the Final Plans and Specifications for Building One.
          “Building Two” shall mean the commercial office building of not less than two hundred eighteen thousand three hundred forty-nine (218,349) square feet and associated improvements to be constructed on Parcel 2 of the Property pursuant to the Building Two Plans and Specifications and the Site Improvement Plans and Specifications.
          “Building Two and Three Hard Cost Contingency” shall mean the amount identified in the Development Budget under the line item classification for “G.C. Contingency” under the column for “Bldg 2&3,” as it may be adjusted pursuant to a Line Item Savings Change.
          “Building Two Plans and Specifications” shall mean the Final Plans and Specifications for Building Two, as described with more particularity on Exhibit B-1, which have been approved by Owner and Development Manager and submitted to the City for issuance by the City of all necessary building permits and approvals.
          “Building Three” shall mean the commercial office building of not less than two hundred eighteen thousand three hundred forty-nine (218,349) square feet and associated improvements to be constructed on Parcel 3 of the Property pursuant to the Building Three Plans and Specifications and the Site Improvement Plans and Specifications.
          “Building Three Plans and Specifications” shall mean the Final Plans and Specifications for Building Three, as described with more particularity on Exhibit B-2, which have been fully approved by Owner and Development Manager and submitted to the City for issuance by the City of all necessary building permits and approvals.
          “Change Order” shall mean any change, amendment or modification to the Final Plans and Specifications, and any changes to any component of Hard Costs in the Development Budget and/or the Project Schedule that result from such change, amendment or modification to the Final Plans and Specifications.
          “City” shall mean the City of San Jose, California.
          “City Caused Change” shall mean an amendment or modification to the Preliminary Building One Plans and Specifications, to the Building Two Plans and

Specifications, to the Building Three Plans and Specifications, to the Preliminary Parking Improvements Plans, to the Site Improvement Plans and Specifications or to the Final Plans and Specifications that is either (i) required under any Laws applicable to the Project and first enacted after the date of this Agreement, or (ii) requested or required by the City in connection with issuance of building permits or other Governmental Approvals.
          “Closing Date” shall mean the date Owner acquired fee title to the Property pursuant to the Purchase and Sale Agreement.
          “Completion of the Project” shall mean the latest to occur of: (i) the completion of all elements of the Project in accordance with the Contract Documents; (ii) the receipt by Owner of a building permit card signed by the City indicating “all trades final” with respect to the Project; and (iii) completion of all the close out requirements specified in the Contract Documents.
          “Construction Contract” shall mean the Cost of Work plus a Fee with guaranteed maximum price construction contract, including, without limitation, general conditions, to be entered into by Owner and the Contractor, or assigned to Owner, for the construction of the Project, as amended from time to time.
          “Contingency” shall mean, collectively, the Building One Hard Cost Contingency, the Building Two and Three Hard Cost Contingency, and the Soft Cost Contingency.
          “Contract Documents” shall mean, collectively, the Construction Contract, the Final Plans and Specifications, and all operating manuals relating to the Project.
          “Contractor” shall mean Vance Brown, Inc., or any substitute or replacement Contractor selected by Owner in accordance with the provisions of the Construction Contract.
          “Control” or “Controlled by” or “Controlling” or any derivative thereof, when used with respect to any specified entity or person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such specified entity or person, whether through ownership of voting securities or other ownership interests or by contract. Without limiting the generality of the foregoing, any entity or person which together with its Affiliates owns, directly or indirectly, securities representing more than twenty percent (20%) of the value or ordinary voting power of a corporation or more than twenty percent (20%) of the partnership, general partnership, membership or other ownership interests (based upon value or vote) of any other entity is deemed to Control such entity.
          “Default Termination Date” shall have the meaning given that term in Section 7.4(b).
          “Delivery Delay Amount” shall have the meaning given that term in Section 2.10.
          “Development Budget” shall mean the final and complete acquisition and development budget for the Project (including Building One, Building Two, Building Three and the Parking Improvements) attached hereto as Exhibit C, as it may be amended or modified from time to time pursuant to this Agreement.
          “Development Manager Overrun” shall mean the amount, if any, by which the actual, total Project Costs incurred by Owner exceed the Guaranteed Delivery Price, as adjusted by any Permitted Changes.
          “Development Entitlements” shall mean those documents and materials governing development of the Property and Project listed on Exhibit E attached hereto.
          “Development Manager’s Knowledge” or “Knowledge” (when used with reference to Development Manager) shall mean the actual knowledge of any of the following: (i) either one of the Hunter/Storm Principals, (ii) the Project Manager, (iii) Sherri Prieb, or (iv) Curtis Leigh.
          “Final Plans and Specifications” shall mean the final and complete plans and specifications, design drawings, and construction documents for the Project, as fully approved by Owner and Development Manager and for which the City has issued all necessary building permits and approvals, all as may be amended or modified from time to time pursuant to this Agreement. The Final Plans and Specifications consist of, without limitation, the Building One Plans and Specifications (after they are approved and permitted pursuant to Section 2.1(b) and (c)), the Building Two Plans and Specifications (after they are permitted pursuant to Section 2.1(e)), the Building Three Plans and Specifications (after they are permitted pursuant to Section 2.1(e)), the Parking Improvements Plans and Specifications (after they are permitted pursuant to Section 2.1(d)), and the Site Improvement Plans and Specifications (after they are permitted pursuant to Section 2.1(e)).
          “Force Majeure Event” shall mean the following events or circumstances: strikes, walkouts or other labor disputes; a general failure of power not specific to the Project; the act or failure to act by a governmental agency or authority beyond the reasonable expectation of Owner and Development Manager and not arising out of the action, inaction or delay of Owner or Development Manager; earthquake, fire, or casualty; the acts of God; moratorium; riot; civil disturbance; insurrection; war; and weather conditions (but only to the extent such weather conditions affect the critical path to completion of the structural elements, exterior building skin or site improvements of the Project). The foregoing notwithstanding, (i) delays, stoppage or other interference with the Project caused by the financial hardship or insolvency of Development Manager or any party engaged by Development Manager shall not constitute a Force Majeure Event; and (ii) no Force Majeure Event shall be deemed to have commenced or occurred unless and until Development Manager has provided written notice to Owner specifying the events or circumstances purporting to create a Force Majeure Event and the net impact of such Force Majeure Event on the Project Schedule. Failure by Development Manager to provide such written notice to Owner within fifteen (15) days after Development Manager first obtains Knowledge of the purported Force Majeure Event shall constitute a full and final waiver by Development Manager to claim such Force Majeure Event.
          “Governmental Approvals” shall mean authorizations, agreements, permits, licenses, and similar documents with the appropriate governmental authorities and utility companies relating to access, traffic, utilities, zoning and other design and construction elements pertaining to the Project.
          “Guaranteed Completion Date” shall mean June 1, 2010, subject to extension as follows: (i) on a day-for-day basis for each day that the Closing Date is delayed beyond May 26, 2008, (ii) based on Permitted Changes to the Project Schedule or (iii) as provided in Section 4.5 in connection with Owner’s failure to fund requisitioned amounts.
          “Guaranteed Delivery Date” shall mean January 15, 2010 as to Building One and February 15, 2010 as to Building Two and Building Three, subject as to each date to extension as follows: (i) on a day-for-day basis for each day that the Closing Date is delayed beyond May 26, 2008, (ii) based on Permitted Changes to the Project Schedule, or (iii) as provided in Section 4.5 in connection with Owner’s failure to fund requisitioned amounts.
          “Guaranteed Delivery Price” shall mean Two Hundred Eight Million Five Hundred Forty Four Thousand Thirty Seven Dollars ($208,544,037), as it may be adjusted only as a result of Permitted Changes.
          “Guaranteed Substantial Completion Date” shall mean May 1, 2010, subject to extension as follows: (i) on a day-for-day basis for each day that the Closing Date is delayed beyond May 26, 2008, or (ii) based on Permitted Changes to the Project Schedule, or (iii) as provided in Section 4.5 in connection with Owner’s failure to fund requisitioned amounts.
          “Hard Costs” shall mean the Project Costs categories that are shown on the Project Budget as line item classifications under the heading “Hard Costs.”
          “Hazardous Material” shall mean any (a) oil or other petrochemical hydrocarbons, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which (i) pose a hazard to the Property or Project or to persons in, on or about the Property or Project or (ii) cause the Property or Project to be in violation of any Laws relating to or concerning Hazardous Materials; (b) asbestos in any form, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (c) chemical, material or substance defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, or “toxic substances” or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq.; the Hazardous Materials Transportation Uniform Safety Act, as amended, 49 U.S.C. §5101, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. §1251, et seq.; Sections 25115, 25117, 25122.7, 25140, 25249.8, 25281, 25316, 25501, and 25316 of the California Health and Safety Code; and Article 9 or Article 11 of Title 22 of the Administrative Code, Division 4, Chapter 20; (d) other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants or users of Property or Project or the owners and/or occupants of property adjacent to or surrounding the Property or Project, or any other person coming upon the Property or Project or adjacent property; and (e) other chemicals, materials or substances which may or could pose a hazard to the environment. De minimus quantities of any foregoing used in compliance with applicable Laws shall not be deemed Hazardous Materials for purposes of the reporting requirements in Section 2.4(c)(iv).
          “Hunter/Storm” shall mean Hunter/Storm, Inc., a Delaware corporation.
          “Hunter/Storm Change of Control” shall mean if, at any time prior to Completion of the Project, the death or incapacitation of both Hunter/Storm Principals or any other event which results in a failure of Hunter/Storm to be Controlled by one of the Hunter/Storm Principals. The death or incapacitation of one of the Hunter/Storm Principals shall not be deemed a Hunter/Storm Change of Control so long as Hunter/Storm continues to be Controlled by the other Hunter/Storm Principal.
          “Hunter/Storm Principals” shall mean Derek K. Hunter, Jr. and Edward D. Storm.
          “Interim Reconciliation Date” shall mean the one year anniversary of the Closing Date.
          “Key Documents” shall mean the following: (i) the Construction Contract, (ii) the Architect-Owner Agreement, (iii) the Declaration of Master Covenants, Conditions, Restrictions and Reciprocal Easements recorded against the Property, and (iv) the Development Entitlements.
          “Laws” shall mean all federal, state and local laws, moratoria, initiatives, referenda, ordinances, rules, regulations, standards, orders, judicial decisions, common law and other governmental, Board of Fire Underwriters and utility company requirements, including those relating to the environment, health and safety and disabled persons.
          “Letter of Credit” and “Letter of Credit Amount” shall have the meanings given those terms in Section 6.3(c).
          “Line Item Savings Change” shall mean, with respect to the Development Budget, a transfer or allocation of (i) any proven savings from a line item in the Development Budget to the Contingency, or (ii) any Contingency to a line item in the Development Budget where an overage of Contingency exists, so long as the Development Budget is not increased and the Project Schedule is not affected by such transfer. The foregoing and any other provisions of this Agreement notwithstanding, a Line Item Savings Change shall not include, and Development Manager shall not be permitted to effect, a transfer or allocation of any of the following for any reason or purpose or as a result of any cause: (A) any Building One Hard Cost Contingency to a line item in the Development Budget representing Hard Costs for Building Two or Building Three, unless and until the Building Two and Three Hard Cost Contingency has been depleted; (B) any Building One Hard Cost Contingency or Building Two and Three Hard Cost Contingency to a line item in the Development Budget representing Soft Costs; or (C) any Soft Cost Contingency to a line item in the Development Budget representing Hard Costs.

          “Material Subcontractor” shall mean each of the mechanical, electrical, plumbing and glazing subcontractors and the supplier of steel for the Project.
          “Milestones” shall mean each of the following portions or phases of the Project: (a) foundation, (b) steel structure, (c) roof decking, (d) fire sprinkler piping, (e) exterior building skin, (f) core, and (g) site work, all in accordance with the Final Plans and Specifications, and all as identified on the Project Schedule.
          “Minor Changes” shall have the meaning given that term in Section 4.3(a).
          “Monthly Requisition Package” shall have the meaning given that term in Section 2.5.
          “Owner Caused Delays” shall mean any actual delay in the achievement of Milestones or in the Shell and Core Delivery, Substantial Completion of the Project or Completion of the Project to the extent arising from the Owner’s failure to act if such action is required pursuant to this Agreement or if such action is reasonably requested of Owner by Development Manager, including, without limitation, any failure of Owner to fund any Monthly Requisition Package in accordance with the procedure set forth in Section 2.5, any other default by Owner under this Agreement or under any Key Document, any failure of Owner to respond to any request for Owner’s approval or consent required to be obtained under this Agreement within the time period or periods specified in this Agreement for the giving or withholding of such approval or consent, and the exercise of the rights of Owner, Owner’s consultants, designees and interior improvement contractors, or the Inspector, pursuant to Section 4.4, all except to the extent that such delay is the result of any default under this Agreement or under any Key Document by Development Manager or its contracted consultants or designees. The foregoing notwithstanding and except as provided in Section 4.5, no Owner Caused Delay shall be deemed to have commenced or occurred unless and until Development Manager has provided written notice to Owner specifying the action or inaction that Development Manager contends constitutes or will likely constitute an Owner Caused Delay and such action or inaction has not been cured within the cure period applicable to such action or inaction as specified in this Agreement or, if no cure period is specified herein, within a period of seven (7) days following the receipt by Owner of such notice from Development Manager, whichever is longer. Failure by Development Manager to provide such written notice to Owner within fifteen (15) days after Development Manager first obtains Knowledge of the purported Owner Caused Delay shall constitute full and final waiver by Development Manager to claim such Owner Caused Delay.
          “Owner Scope Change” shall mean any change initiated by Owner modifying the scope of the work or changing the work under the Construction Contract.
          “Owner’s Payment Demand” shall mean Owner’s written request for payment of the Interim Rebalancing Amount, the Termination Rebalancing Amount or a Development Manager Overrun, if and as applicable.
          “Parking Improvements” shall mean, collectively, the Parking Structure and the Surface Parking Improvements.

          “Parking Improvements Plans and Specifications” shall mean the Final Plans and Specifications for the Parking Improvements.
          “Parking Parcel” shall mean the portion of the Property consisting of Unit 1 of Parcel 5 on the Parcel Map, as such Unit is depicted on the Condominium Plan attached hereto as Exhibit A-2.
          “Parking Structure” shall mean the parking structure and associated improvements to be constructed on the Parking Parcel pursuant to the Parking Improvements Plans and Specifications.
          “Permitted Change” shall mean any amendment or modification to the Development Budget, Final Plans and Specifications or Project Schedule required as a result of: (i) an Owner-approved Change Order or RA resulting from an Owner Scope Change; (ii) an Owner-approved Change Order or RA resulting from a City Caused Change; (iii) a Force Majeure Event (subject to Section 4.2(d)); or (iv) an Owner Caused Delay.
          “Preliminary Building One Plans and Specifications” shall mean the preliminary plans and specifications, design drawings, and construction documents for Building One, which shall be developed based on and consistent with the Preliminary Building One Space Plans.
          “Preliminary Building One Space Plans” shall mean the schematic or design development drawings and outline and performance specifications for Building One as set forth on Exhibit B-4 attached hereto.
          “Preliminary Parking Improvements Plans and Specifications” shall the plans and specifications with respect to the Parking Improvements, as described with more particularity on Exhibit B-3, which have been fully approved by Owner and Development Manager, but for which the City has not yet issued all necessary building permits and approvals.
          “Project” shall mean the improvements to the Property to be constructed in accordance with the Final Plans and Specifications, which improvements include, without limitation, Building One, Building Two, Building Three, the Parking Improvements, and all associated site work.
          “Project Costs” shall mean all allowable costs (including, without limitation, land acquisition costs, offsite improvement costs, Hard Costs and Soft Costs) incurred or anticipated to be incurred by Owner in connection with the acquisition, development and construction of the Project in accordance with the terms of this Agreement and which are included within the cost categories of the Development Budget. Development Manager acknowledges that certain Project Costs already have been paid by Owner pursuant to the Purchase and Sale Agreement.
          “Project Manager” shall have the meaning given that term in Section 2.3(d).
          “Project Schedule” shall mean the final and complete schedule for the completion of the development and construction of the Project attached hereto as Exhibit D,

which provides for (i) achievement of the Milestones by the dates specified therein, (ii) Shell and Core Delivery by the Guaranteed Delivery Date, (iii) Substantial Completion of the Project by the Guaranteed Substantial Completion Date, and (iv) Completion of the Project by the Guaranteed Completion Date, all as may be modified from time to time pursuant to this Agreement. Development Manager represents and warrants to Owner that as of the date hereof, to Development Manager’s Knowledge, there are no lead time or procurement issues that will prevent Shell and Core Delivery by the Guaranteed Delivery Date, Substantial Completion of the Project by the Guaranteed Substantial Completion Date, or Completion of the Project by the Guaranteed Completion Date.
          “Property” shall have the meaning given that term in Recital A.
          “Punchlist Items” shall mean minor items of incomplete work or materials or mechanical maladjustments that are of such a nature that they do not materially interfere with Owner’s installation of its interior improvements.
          “Purchase and Sale Agreement” shall mean that certain purchase and sale agreement dated April 24, 2008, entered into by Owner and MFP/Hunter First Office Partners, LLC, a Delaware limited liability company and Affiliate of Development Manager, pursuant to which Owner acquired the Property.
          “RA” shall have the meaning given that term in Section 4.3(b)(iv).
          “RCO” shall have the meaning given that term in Section 4.3(b)(i).
          “Qualified Construction Matters Arbitrator” shall mean initially Phil Cook, a Marx|Okubo consultant, and if Phil Cook or any subsequently appointed consultant is no longer employed by Marx|Okubo or otherwise available to serve as the Qualified Construction Matters Arbitrator, a replacement Marx|Okubo consultant to be selected and approved by Owner and Development Manager within ten (10) days after receipt of notice of the necessity to appoint a replacement.
          “Qualified Default Matters Arbitrator” shall mean any person who is a licensed attorney who has devoted a substantial part of his or her practice, over ten (10) or more years as a practicing attorney, arbitrator and/or judge, to drafting, negotiating and/or interpreting agreements involving the development of commercial real estate and practices in and is located in California.
          “Shell and Core Delivery” shall mean completion of the improvements described on Exhibit H in all material respects in accordance with the Final Plans and Specifications (subject to Punchlist Items).
          “Site Improvement Plans and Specifications” shall mean the Final Plans and Specifications for the site improvements, as described with more particularity on Exhibit B-5, which have been fully approved by Owner and Development Manager and submitted to the City for issuance by the City of all necessary building permits and approvals.

          “Soft Cost Contingency” shall mean the amount identified in the Development Budget under the line item classification for “Soft Cost Contingency,” as it may be adjusted pursuant to Line Item Savings Change.
          “Soft Costs” shall mean the Project Costs categories that are shown on the Project Budget as line item classifications under the heading “Soft Costs.”
          “Substantial Completion of the Project” shall mean the later to occur of: (i) the completion of the Project in all material respects in accordance with the Final Plans and Specifications, the terms and conditions of the other Contract Documents and applicable Laws, subject to Punchlist Items; and (ii) the receipt by Owner of a certificate of substantial completion from the Architect issued in the form of AIA Document G704, subject to Punchlist Items.
          “Surface Parking Improvements” shall mean the surface parking improvements to be constructed on each of Parcels 1, 2 and 3 of the Property pursuant to the Parking Improvements Plans and Specifications.
          “Termination Rebalancing Amount” shall have the meaning given that term in Section 7.4(b).
ARTICLE 2
DEVELOPMENT MANAGER’S OBLIGATIONS
     2.1 Predevelopment Services. Subject to and in accordance with the terms and conditions of this Agreement and Owner’s performance of its obligations as and when required hereunder, the Development Manager shall:
          (a) Keep Owner fully informed as to material developments affecting the Property and the Project prior to the commencement of actual construction, including, without limitation: (i) local zoning, environmental and other governmental activities; and (ii) the progress in obtaining all of the permits, licenses and approvals required for the Project.
          (b) Use commercially reasonable efforts to cause the Architect to prepare the Preliminary Building One Plans and Specifications and submit such Preliminary Building One Plans and Specifications to Owner for Owner’s review and approval. Such Preliminary Building One Plans and Specifications shall implement all Owner design modifications as indicated in Exhibit G. Owner shall reasonably approve and/or disapprove the Preliminary Building One Plans and Specifications within ten (10) days after receipt by Owner. If the Preliminary Building One Plans and Specifications are disapproved, then Owner shall provide written detail to Development Manager within the ten (10) days as to its reason(s) for disapproval. Development Manager shall cause the Architect to revise and resubmit the Preliminary Building One Plans and Specifications for Owner’s approval promptly following receipt, if at all, of such reasons(s) for disapproval from Owner, taking into account such reason(s) for disapproval. Such process shall be continued until final approval by Owner of the Preliminary Building One Plans and Specifications.
          (c) Submit the Preliminary Building One Plans and Specifications, as approved by Owner pursuant to Section 2.1(b), to the City for the City’s review and approval

(including, without limitation, a major site development permit amendment as needed for the Owner design modifications indicated on Exhibit G), direct and oversee such submittal process, and attend public hearings, if any, or make presentations at such hearings, if any, in connection with seeking the review and approval of the Preliminary Building One Plans and Specifications. Upon approval by the City and the issuance by the City of all necessary building permits with respect to the Preliminary Building One Plans and Specifications, such approved and permitted Preliminary Building One Plans and Specifications shall constitute the Building One Plans and Specifications, and such Building One Plans and Specifications shall constitute a part of the Final Plans and Specifications.
          (d) Submit the Preliminary Parking Improvements Plans and Specifications to the City for the City’s review and approval, direct and oversee such submittal process and attend public hearings, if any, or make presentations at such hearings, if any, in connection with seeking the review and approval of the Preliminary Parking Improvements Plans and Specifications. Upon approval by the City and the issuance by the City of all necessary building permits with respect to the Preliminary Parking Improvements Plans and Specifications, such approved and permitted Preliminary Parking Improvements Plans and Specifications shall constitute the Parking Improvements Plans and Specifications, and such Parking Improvements Plans and Specifications shall constitute a part of the Final Plans and Specifications.
          (e) Submit each of the Building Two Plans and Specifications, the Building Three Plans and Specifications, and the Site Improvement Plans and Specifications to the City for the City’s review and approval, direct and oversee such submittal process and attend public hearings, if any, or make presentations at such hearings, if any, in connection with seeking the review and approval of each such plans and specifications. Upon approval by the City and the issuance by the City of all necessary building permits with respect to each of the Building Two Plans and Specifications, the Building Three Plans and Specifications, and the Site Improvement Plans and Specifications, such approved and permitted Building Two Plans and Specifications, Building Three Plans and Specifications, and Site Improvement Plans and Specifications shall constitute a part of the Final Plans and Specifications.
     2.2 Development Management Services. Subject to and in accordance with the terms and conditions of this Agreement and Owner’s performance of its obligations as and when required hereunder, the Development Manager shall:
          (a) Monitor the status and progress of all Project design and planning activities.
          (b) Use commercially reasonable efforts to secure in the name of Owner necessary Governmental Approvals, provided that any conditions, or extraordinary fees or impositions not included in the Development Budget approved by Owner and attached to this Agreement as Exhibit C, that are imposed with respect to any such Governmental Approvals shall be subject to Owner’s prior written approval in Owner’s reasonable discretion.
          (c) Perform Owner’s obligations under each Governmental Approval after execution by all necessary parties thereof such that all conditions set forth in each Governmental Approval are satisfied.

          (d) Organize and administer periodic meetings with Owner and its representatives in order to review progress of the development and construction of the Project and establish direction as necessary. Such meetings shall be held weekly, or more frequently if reasonably requested by Owner.
          (e) Direct and oversee the preparation by the Architect of bid documents consistent with and to implement the Final Plans and Specifications and to implement Change Orders as required, such bid documents to be approved by Owner. Bid data will be assembled with supplementary information as required to permit Owner to take separate competitive bids for appropriate stages of work and all components of construction.
          (f) Direct and oversee the Contractor’s bidding procedures for subcontractors and subcontracts.
          (g) Direct and oversee Contractor’s review of subcontractor proposals and make recommendations to Owner for awarding of subcontracts.
          (h) Advise Owner of its obligations under each Key Document, advise Owner of actions to be taken to comply with each Key Document, and monitor compliance of Owner and the Project with the terms and conditions of each Key Document.
          (i) Use commercially reasonable efforts to cause the design and construction of the shell and core components of Building One, Building Two and Building Three to incorporate the LEED checklist items set forth in the attached Exhibit K (the “LEED Specifications”) in such a manner as to qualify each of such buildings for LEED certification. All costs and expenses incurred in connection with the LEED Specifications shall be Project Costs. Development Manager shall not modify or permit the modification of the LEED Specifications without the prior written consent of Owner.
     2.3 Construction Management Services. Subject to and in accordance with the terms and conditions of this Agreement and Owner’s performance of its obligations as and when required hereunder, the Development Manager shall:
          (a) Conduct with the Contractor pre-construction conferences with the successful Material Subcontractors.
          (b) Schedule and conduct job meetings to be attended by the Contractor, the Material Subcontractors (where appropriate) and representatives of the Architect to discuss such matters as procedures, progress, schedules and any relevant governmental requirements. Owner shall receive the schedule of the job meetings in advance and may attend such meetings at its election. Development Manager shall cause to be taken, transcribed and distributed to the affected parties minutes of such job meetings. Such job meetings will be scheduled as often as reasonably necessary to direct and manage the Project but not less frequently than monthly.
          (c) Review monthly or periodically the progress of the construction of the Project to determine if the progress is in conformance with the Project Schedule.

          (d) Manage the overall administration of the Project, which shall include establishing Project oversight organization and lines of authority. Development Manager shall designate one (1) or more Project managers who shall coordinate development activities and oversee construction of the Project (individually and collectively, the “Project Manager”). The designation of the initial and any future Project Manager, and the removal of any individual selected as a Project Manager, shall be subject to Owner’s prior approval. In addition, Owner may require Development Manager to remove any Project Manager who, in Owner’s reasonable discretion, Owner deems unsatisfactory and any delay resulting therefrom shall be an Owner Caused Delay (unless such removal was incidental to an Event of Default described in Section 7.1(b)(i)). Development Manager shall use commercially reasonable efforts to inform Owner of any changes in the Project management personnel.
          (e) Use commercially reasonable efforts to cause the Contractor to prepare value engineering analyses and recommendations as to schedule, design alternatives, material selection, construction and means and methods.
          (f) Use commercially reasonable efforts to cause the Contractor to prepare and submit to Owner for its reasonable approval an organization chart showing the Contractor’s proposed job-site staff.
          (g) Administer the Architect-Owner Agreement, the Construction Contract and the contracts listed on Exhibit I, including monitoring the conformance of the respective Contractor, Architect, engineer or consultant thereunder.
          (h) Review and, to the extent consistent with the Development Budget, approve progress payment requests concurrent with the preparation by the Architect of the associated progress payment certificates. Development Manager shall not have the authority to approve Change Orders for the Project except as provided in Section 4.3(a).
          (i) Review Contractor’s tracking of all preliminary lien notices and lien releases of the Contractor and all subcontractors of which Development Manager has received a copy of a subcontract.
          (j) Maintain a central control file of all design, engineering and construction contracts for the Project and all Change Orders thereto.
          (k) Implement and track all Change Orders to the Final Plans and Specifications, the Development Budget and the Project Schedule, including tracking of line item reclassifications and aggregate changes to the Guaranteed Delivery Price.
          (l) Track the use and allocation of Contingency.
          (m) Inspect, at such intervals reasonably required by Owner, the progress of the construction of the Project.
          (n) Use commercially reasonable efforts to cause timely achievement of Milestones to progress and occur in accordance with the Project Schedule, and to cause Shell and Core Delivery by the Guaranteed Delivery Date, Substantial Completion of the Project by the

Guaranteed Substantial Completion Date, and Completion of the Project by the Guaranteed Completion Date, all as adjusted by any Permitted Changes.
          (o) Direct and oversee the procurement of utilities as provided in the Final Plans and Specifications.
          (p) Conduct a review of the Project with the Architect and the Contractor, use commercially reasonable efforts to cause to be prepared a report specifying the Punchlist Items, and process and administer such Punchlist Items, warranties, guarantees, bonds and other matters required with respect thereto and supervise the procurement of necessary sign-off of all building permits for the Project.
          (q) Post, file and record (as required under applicable Law in order to provide for the maximum effectiveness thereof) on behalf of Owner any notices of completion required or permitted to be posted or filed upon completion of any work on Project, and any other notice, record, statement or other instrument or document reasonably requested by Owner in connection with mechanic’s or other liens that affect or may affect the Property or Project.
          (r) From and after Shell and Core Delivery, use commercially reasonable efforts to cause the Contractor and subcontractors to conduct their work on the Project in such a manner as to not interfere with or delay construction or completion of Owner’s interior build-out work, and to cause the Contractor and subcontractors to comply with reasonable rules of the site as established by Owner and/or Owner’s contractor for the interior build-out.
          (s) Upon Substantial Completion of the Project, obtain from Architect a certificate of substantial completion issued in the form of AIA Document G704, subject to Punchlist Items.
     2.4 Reporting. Development Manager shall perform the following reporting services relating to the Project:
          (a) Prepare and distribute to Owner minutes of all Project job meetings.
          (b) Prepare and distribute a monthly Project report (including an updated Development Budget, as applicable) to Owner including, without limitation, a reasonably detailed description of the progress of the work and the sources and uses of funds, and a determination as to whether, in Development Manager’s reasonable and informed opinion, the progress of the work and the sources and uses of funds is in accordance with the Project Schedule and the Development Budget. Such monthly Project report shall also include, without limitation, all pending and approved Change Orders, and all field reports of the Architect to the extent prepared and delivered by the Architect to Development Manager.
          (c) Notify Owner in writing in accordance with the notice provisions of Article 9 upon Development Manager’s Knowledge that: (i) any person or party is in material breach of any of its material obligations Construction Contract, the Architect-Owner Agreement or the other Key Documents); (ii) any casualty has occurred to any part of the Property or Project; (iii) there is a pending or threatened litigation or proceeding that could have an adverse effect on the Property or Project; or (iv) there is a deposit, spill, release or discovery of Hazardous Materials in, on or under or about the Property or Project.
          (d) Notify Owner orally at the job meetings conducted pursuant to Section 2.3(b) upon Development Manager’s Knowledge that any person or party is in breach of any of its obligations under any contract relating to the Project.
     2.5 Monthly Requisitions. On or before the eighth (8th) day of each month, Development Manager shall assemble and submit to Owner as of the last day of the prior month a requisition package containing: (i) the request for payment submitted by the Contractor and approved by the Architect; (ii) unconditional lien releases executed by Development Manager, Contractor and each subcontractor covering all payments to them through the prior month (or, if Owner did not pay the prior month’s requisition to a specific subcontractor on or before the last day of such prior month, then covering all payments to them through the month immediately preceding the prior month); (iii) conditional lien releases executed by Development Manager, Contractor and each subcontractor for the amount requested under the current month’s payment request; (iv) invoices from the Architect and other design professionals; (v) an invoice for the portion of the Development Fee then payable; (vi) invoices for any other Project Costs then due to third parties; and (vii) an invoice for reimbursement of Project Costs paid or incurred by Development Manager, which are reimbursable to Development Manager pursuant to this Agreement (“Monthly Requisition Package”). Owner shall pay the requisitioned amount included in the Monthly Requisition Package within thirty (30) days after receipt of the Monthly Requisition Package, as long as the Monthly Requisition Package complies with the requirements of this Agreement and the requisitioned amount is properly payable under this Agreement. The foregoing notwithstanding, if a Monthly Requisition Package does not contain a required invoice for any portion of the requisitioned amount or reasonably requested material back-up documentation with respect to a particular invoice as required by this Section 2.5 (any such missing or unsupported invoice, an “Incomplete Invoice”), then Owner shall promptly notify Development Manager of such Incomplete Invoice (but in any case within the 30-day period after receipt of the Monthly Requisition Package). Owner shall pay that portion of the Monthly Requisition Package, including the portion of the Contractor’s invoice, that complies with the requirements of this Section 2.5 and that are properly payable, including any Incomplete Invoice for which Development Manager has provided missing invoices and/or back-up documentation, in no event later than thirty five (35) days after initial receipt of the Monthly Requisition Package. Owner shall have no obligation to pay the portion of the applicable Monthly Requisition Package that is attributable to the Incomplete Invoice for which Development Manager is unable to provide the missing invoice and/or back-up documentation within such 35-day period and Development Manager shall then provide the missing invoice and/or back-up documentation for any Incomplete Invoice as part of a subsequent month’s Monthly Requisition Package.
     2.6 Authority of Development Manager. Development Manager shall not have any authority to act for or on behalf of Owner other than as specifically set forth in this Agreement or by further approval or authorization by Owner given in writing, and Development Manager agrees that it will not take any action for or on behalf of Owner beyond the scope of this Agreement or such further written approval or authorization. Development Manager shall not enter into, nor hold itself out as having the authority to enter into, any contract or agreement except as provided herein. To the extent expressly authorized under this Agreement, Development Manager shall be and is hereby empowered to manage the day to day operations of (i) the development of the Project and (ii) the management of construction of the Project and, as Owner’s representative, to manage and coordinate the Contractor and Architect, subject, however, to the matters reserved to Owner and the limitations on Development Manager’s authority as provided herein, including without limitation, as provided in Sections 4.2 and 4.3. The foregoing notwithstanding and subject to the other limitations contained in this Agreement, Development Manager must obtain Owner’s consent and authorization prior to any material communications with any representatives of the City or other regulating agencies having jurisdiction thereof regarding the Project, and prior to negotiating and documenting all future agreements with any representatives of the City or other regulatory agencies having jurisdiction thereof regarding the Project. Without limiting the foregoing, all conditions and extraordinary fees or exactions not included in the Development Budget that are imposed by governmental authorities in or with respect to any such agreements or any Governmental Approvals shall be subject to Owner’s prior written approval in its reasonable discretion, and Development Manager shall notify Owner when Development Manager first obtains Knowledge of the potential for the imposition of any such conditions, fees or exactions and include Owner in any discussions with representatives of the City or other regulatory agencies with respect to such conditions, fees or exactions, to the extent Owner elects (after reasonable prior notice before any such discussion) to be included. Development Manager is specifically authorized to obtain or cause to be obtained, in accordance with the Final Plans and Specifications and the Development Budget and subject to the two previous sentences of this Section 2.6, building permits, licenses, certificates of occupancy and such other governmental approvals and consents as may be required from time to time to complete development and construction of the Project. Owner shall at all times retain the right to contact and communicate with representatives of the City or other regulatory agencies having jurisdiction regarding the Project, either directly or together with the Development Manager.
     2.7 Performance of Others. Development Manager is not, in the performance of its services under this Agreement, guaranteeing or warranting the performance of the Architect, the Contractor, or others employed or retained by Owner in connection with the Project. Owner acknowledges that, notwithstanding any description of Development Manager’s services, authority and obligations set forth in this Agreement: (a) Development Manager is not, and shall not be held to the standard of performance of, an engineer, contractor, architect or any other design professional; (b) Development Manager’s review or supervision of any matter submitted by an engineer, contractor, or architect shall not constitute a representation or warranty by Development Manager that such matters are prepared or performed in accordance with (i) federal, state or local legal requirements applicable to the design, construction, equipping or operation of the Project, or (ii) any applicable standard of care (provided, however, that if Development Manager obtains Knowledge that any such matters are at variance with such legal requirements or standard of care, Development Manager shall promptly notify Owner, Contractor and Architect in writing); and (c) the description of the services to be performed or the description of any duties or obligations of Development Manager shall not be interpreted to impose absolute obligations or duties on Development Manager or to require Development Manager to guarantee that the outcome or result will occur. Notwithstanding the foregoing or anything else in this Agreement, (x) nothing in this Section 2.7 shall limit Development Manager’s express obligations under this Agreement, including, without limitation, with respect to any Interim Rebalancing Amount and/or Development Manager Overrun, and (y) Development Manager shall use good faith, diligent efforts to advise Owner with respect to the activities of the Contractor and Architect of which it has Knowledge as provided in this Agreement and to devote such time and personnel as required to support such good faith, diligent efforts.
     2.8 Development Manager Not Responsible for Construction Means, Etc. Development Manager shall not have control or charge of and shall not be responsible for construction means, methods, techniques or procedures, or for safety precautions and programs, in connection with the construction of the Project.
     2.9 Confidential Information. Development Manager agrees to keep confidential all information with respect to the terms and conditions of this Agreement, non-public financial information of Owner, and any other information provided by Owner to Development Manager in connection with this Agreement that Owner indicates in writing should be treated as confidential (collectively, the “Confidential Information”). Development Manager shall not release, publish, or otherwise distribute the Confidential Information, except as may be required by Law and except to Development Manager’s attorneys and consultants in connection with the exercise of Development Manager’s rights or the performance of its obligations under this Agreement.
     2.10 Delivery Delays
          (a) Delay in Shell and Core Delivery. If Shell and Core Delivery occurs after the Guaranteed Delivery Date (as it may be adjusted pursuant to the express terms of this Agreement), then Development Manager shall pay to Owner an amount (the “Delivery Delay Amount”) equal to One Million Four Hundred Twenty-Six Thousand Dollars ($1,426,000) per month (prorated based on the actual number of days in the applicable month to determine a per diem amount) for the period of time that elapses after the Guaranteed Delivery Date until Shell and Core Delivery actually occurs. Such payment, if any, (i) shall be due from Development Manager to Owner within thirty (30) days after Shell and Core Delivery occurs, (ii) shall be in addition to (and not in substitution of) any Development Manager Overrun due from Development Manager to Owner on account of any such delay and (iii) shall be subject to the limitation of liability set forth in Section 11.17(a)(ii). Concurrent with or following payment of any Delivery Delay Amount, Development Manager may deliver a consent to an amendment to the Letter of Credit providing for a reduction in the stated amount of Letter of Credit by the amount of the Delivery Delay Amount paid. Provided that the consent accurately states the amount by which the Letter of Credit shall be reduced, Owner shall execute and return the consent to amendment to Development Manager within seven (7) days after receipt of the consent. If Development Manager fails to pay the Delivery Delay Amount within thirty (30) days after Shell and Core Delivery occurs, then Owner may, without notice to Development Manager, draw upon the Letter of Credit and use the proceeds from such draw to pay Owner the Delivery Delay Amount. No Delivery Delay Amount shall be deemed to be payable hereunder unless Owner has provided written notice to Development Manager specifying the deficiencies in the Shell and Core purporting to create the existence of Development Manager’s obligation to pay the Delivery Delay Amount. Failure by Owner to provide such written notice to Development Manager within seven (7) days after the applicable Guaranteed Delivery Date shall constitute a full and final waiver by Owner to claim such Delivery Delay Amount. OWNER AND DEVELOPMENT MANAGER ACKNOWLEDGE AND AGREE THAT THE DELIVERY DELAY AMOUNT REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE ACTUAL DAMAGES, IN ADDITION TO ANY INTERIM REBALANCING AMOUNT AND/OR DEVELOPMENT MANAGER OVERRUN BUT SUBJECT TO THE LIMITATION SET FORTH IN SECTION 11.17(a)(ii), WHICH OWNER WOULD INCUR BY REASON OF DEVELOPMENT MANAGER’S FAILURE TO ACHIEVE SHELL AND CORE DELIVERY BY THE GUARANTEED DELIVERY DATE (AS IT MAY BE ADJUSTED PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT), AND THAT SUCH ACTUAL DAMAGES WOULD BE DIFFICULT IF NOT IMPOSSIBLE TO DETERMINE WITH SPECIFICITY. OWNER AND DEVELOPMENT MANAGER FURTHER ACKNOWLEDGE AND AGREE THAT THE REQUIREMENT OF THE PAYMENT BY DEVELOPMENT MANAGER OF THE DELIVERY DELAY AMOUNT TO OWNER IN SUCH EVENT DOES NOT CONSTITUTE A PENALTY OR FORFEITURE.

OWNER’S INITIALS	DEVELOPMENT MANAGER’S INITIALS
          (b) Contractor Payments. The Delivery Delay Amount shall be offset by the actual amounts (if any) received by Owner from the Contractor pursuant to Section 14.6.10 (Liquidated Damages for Delay) of the Construction Contract (after deducting any actual costs incurred by Owner to collect such amounts to the extent such collection costs are not recovered from the Contractor after diligent efforts). If, subsequent to the payment of any Delivery Delay Amount by Development Manager to Owner under this Section 2.10, Owner recovers any amounts from the Contractor that would be subject to offset pursuant to the previous sentence, including liquidated damages pursuant to Section 14.6.10 of the Construction Contract or payments accepted by Owner in lieu of liquidated damages, then Owner promptly shall refund such offset amounts to Development Manager. Owner shall diligently pursue enforcement and collection of the liquidated damages due Owner under the Construction Contract, including commencement of legal action against Contractor, without regard to whether any Delay Delivery Amount is then due under this Agreement. At Development Manager’s request, Owner shall assign to Development Manager Owner’s rights to recover such amounts from the Contractor, in which event Owner’s obligation to pursue enforcement and collection of such amounts and to offset such amounts against the Delivery Delay Amount shall be of no further force and effect. Notwithstanding such assignment, Owner shall reasonably cooperate with Development Manager in connection with its pursuit of such amounts. Owner’s obligations under this Section 2.10 shall survive the termination of this Agreement.
          (c) Arbitration. Without limiting Owner’s rights and obligations and Development Manager’s rights and obligations pursuant to this Article 2, any disputes between Owner and Development Manager as to the existence or extent of any Delivery Delay Amount or offset of Delivery Delay Amount shall be resolved pursuant to the arbitration proceedings set forth in Section 10.1; provided, however, that such right of arbitration shall not in any manner impede or prevent Owner from drawing on the Letter of Credit as and when allowed under this Section 2.10 prior to the final resolution obtained pursuant to such arbitration proceeding.

ARTICLE 3
DEVELOPMENT MANAGER’S STAFF
     Development Manager shall retain at all times such experienced personnel as may be necessary to perform its obligations hereunder and to efficiently manage the development and construction of the Project, including, without limitation, the persons designated as Project Managers pursuant to Section 2.3(d), as such persons may be replaced, from time to time, pursuant to Section 2.3(d). Accordingly, subject to Section 2.3(d), Development Manager agrees that the staff available to Development Manager in connection with its performance of this Agreement shall at all times consist of sufficient qualified management personnel, who shall use such of their time and effort as is reasonably necessary to assure the full performance of Development Manager’s obligations under this Agreement. Development Manager may engage attorneys and consultants to perform services as a Project Cost to the extent that such costs are included in the Development Budget.
ARTICLE 4
DUTIES AND RIGHTS OF OWNER
     4.1 Cooperation. Owner agrees, during the term of this Agreement, to review all matters requiring its approval hereunder in a timely manner and otherwise to cooperate with Development Manager with respect to the development and construction of the Project. Unless otherwise specifically provided herein, Owner shall notify Development Manager of its approval or disapproval of any matter requiring Owner’s prior consent within ten (10) days after Development Manager’s request therefor. If Owner disapproves of any matter requiring its approval in its reasonable (as opposed to sole) discretion, then Owner shall provide written detail to Development Manager within the requisite time period of ten (10) days as to its reason(s) for disapproval. Owner shall cooperate with Development Manager in a commercially reasonable manner in the enforcement of the performance by Contactor, Architect and all other consultants retained by Owner in connection with the development of the Project and shall consult with Development Manager and consider in good faith Development Manager’s recommendations in connection with the supervision and management of the Contractor, Architect and such consultants and in connection with the enforcement of the rights and remedies of Owner under the Construction Contract, the Architect-Owner Agreement and the other contracts listed on Exhibit I.
     4.2 Use of Contingency. The use and application of Contingency shall be permitted, required and/or approved in accordance with the terms and conditions of this Section 4.2. Development Manager shall be permitted to effect a transfer or allocation of Contingency for any reason or purpose or as a result of any cause (but consistent with customary construction management) without first obtaining the Owner’s approval except as follows:
          (a) Building One Hard Cost Contingency. Development Manager shall not be permitted to effect a transfer or allocation of any Building One Hard Cost Contingency to a line item in the Development Budget representing Hard Costs for Building Two or Building Three, unless and until the Building Two and Three Hard Cost Contingency has been depleted.

          (b) No Hard Cost to Soft Cost. Development Manager shall not be permitted to effect a transfer or allocation of any Building One Hard Cost Contingency or Building Two and Three Hard Cost Contingency to a line item in the Development Budget representing Soft Costs.
          (c) No Soft Cost to Hard Cost. Development Manager shall not be permitted to effect any Soft Cost Contingency to a line item in the Development Budget representing Hard Costs.
          (d) Use of Contingency to Mitigate Force Majeure Events. The Guaranteed Delivery Price shall not be subject to adjustment as a result of any Force Majeure Event unless and until Development Manager has applied or used twenty-five percent (25%) of then unused Building Two and Three Hard Cost Contingency (but not to exceed $1,016,188 in the aggregate for the current and all previous Force Majeure Events) to mitigate against such Force Majeure Event (including, without limitation, use of such Contingency to overtime and/or increased material costs) in conformance with the restrictions set forth in clauses (a) and (b) above.
     4.3 Project Changes. Changes to the Final Plans and Specifications, Project Schedule and Development Budget shall be allowed, submitted and approved only in accordance with the terms and conditions of this Section 4.3.
          (a) Changes not Requiring Owner Consent. Development Manager shall have the authority, without the requirement to obtain Owner’s consent (provided that Development Manager shall provide Owner with written notice of any of the following within forty-eight (48) hours after they occur), to propose and approve (i) changes to the Development Budget involving expenditures of less than Twenty Thousand Dollars ($20,000) (any such changes, “Minor Changes”), (ii) Line Item Savings Changes, (iii) changes to the Development Budget or Project Schedule resulting from City Caused Changes or that otherwise require Owner’s approval (other than Owner Scope Changes and material changes to the Project design or Final Plans and Specifications, which shall in all events be subject to Owner’s prior approval), that Development Manager has submitted to Owner for its approval pursuant to Section 4.3(b), that Owner has not approved, and that Development Manager implements notwithstanding Owner’s disapproval or failure to respond to a request for approval (which changes shall not be Permitted Changes unless either Owner and Development Manager agree that they are Permitted Changes or Development Manager elects to submit to arbitration pursuant to Section 10.1 either the determination as to whether they are Permitted Changes or Owner’s disapproval or failure to respond to a request for approval of any such changes that would, if approved, be Permitted Changes and the final determination of such dispute is in favor of Development Manager), and (iv) immaterial changes to the Final Plans and Specifications or Project design that impact the Development Budget in an amount that does not exceed Twenty Thousand Dollars ($20,000). All other changes to the Final Plans and Specifications, Project Schedule and/or Development Budget shall require Owner’s prior consent in accordance with Section 4.3(b) below.
          (b) Changes Requiring Owner Consent. Development Manager shall not have the authority, without first obtaining Owner’s consent, to approve a change to the Final Plans and Specifications, Project Schedule or Development Budget except as provided in Section 4.3(a).

               (i) RCO. If a Change Order is required (x) pursuant to this Agreement for Permitted Changes, or (y) if the Development Manager determines, in its reasonable discretion, that any other change to the Final Plans and Specifications is necessary or desirable (any such change, a “Development Manager Plan Change”), then Development Manager shall, within five (5) days after obtaining Knowledge of such Permitted Change (other than an Owner Scope Change, for which the Change Order procedure is provided below) or determination of the need or desirability of such Development Manager Plan Change, deliver to Owner or Owner’s representative a Request for Change Order (“RCO”) specifying the anticipated scope and cost of the Permitted Change or Development Manager Plan Change. Within ten (10) days after Owner’s receipt of an RCO from Development Manager, Owner shall notify Development Manager of Owner’s approval or disapproval of such RCO, which approval shall not be unreasonably withheld (other than with respect to an RCO submitted by reason of an Owner Scope Change, approval of which may be given or withheld by Owner in Owner’s sole and absolute discretion). Notwithstanding the foregoing, an RCO for an Owner Scope Change relating to a Scope Verification Request (as defined in the Construction Contract) shall be delivered promptly following receipt by Development Manager from Contractor of such Scope Verification Request and Owner shall approve or disapprove such RCO within ten (10) days after Owner’s receipt from Contractor of the Scope Verification Request and an RCO for an Owner Scope Change relating to a Construction Change Directive (as defined in the Construction Contract) shall be submitted and approved or disapproved in accordance with the terms of the Construction Contract. Following approval of an RCO, if any, by Owner, Development Manager shall have authority to act for and on behalf of Owner to implement and incorporate the applicable changes, amendments or modifications to the Development Budget (but not Guaranteed Delivery Price), the Final Plans and Specifications, and/or the Project Schedule (but not Guaranteed Delivery Date, Guaranteed Substantial Completion Date or Guaranteed Completion Date). Owner will grant Development Manager the authority to implement any approved RCO in the Construction Contract.
               (ii) Owner’s Approval of Change Order. Following approval of an RCO, if any, by Owner, Development Manager shall prepare and deliver to Owner or Owner’s representative a Change Order containing the following information: (1) a detailed estimate of the increase or decrease (if any), which shall be determined on an equitable and reasonable basis, in the Development Budget and the Guaranteed Delivery Price (if applicable) resulting from the change (utilizing the line item classifications set forth in the Development Budget) and (2) a detailed revision (if any), which shall be completed on an equitable and reasonable basis, to the Final Plans and Specifications, the Project Schedule, the Guaranteed Delivery Date, the Guaranteed Substantial Completion Date and/or the Guaranteed Completion Date resulting from the change. Within five (5) days following receipt of a Change Order pursuant to this Section 4.3(b)(ii) which conforms in all material respect with an approved RCO (and otherwise within fifteen (15) days after receipt of a Change Order), Owner shall notify Development Manager of Owner’s approval or disapproval of such Change Order, which approval shall not be unreasonably withheld (other than with respect to a Change Order prepared by reason of an Owner Scope Change, approval of which may be given or withheld by Owner in Owner’s sole and absolute discretion).
               (iii) Owner Scope Changes. Owner reserves the right to require any Owner Scope Change that it deems necessary, desirable or appropriate in its sole and absolute discretion, subject to compliance with the Key Documents and provided that Owner shall consult with Development Manager and consider in good faith Development Manager’s recommendations before requiring the implementation of such Owner Scope Change. An Owner approved Change Order (pursuant to Section 4.3(b)(ii) above) that results from an Owner Scope Change shall authorize the changes to the Project Schedule, Development Budget and Final Plans and Specifications reflected in such approved Change Order. Without limiting the foregoing, Owner and Development Manager acknowledge that Owner intends to submit an Owner Scope Change for certain infrastructure modifications to the Building One Plans and Specifications. If (x) such Owner Scope Change is submitted prior to September 1, 2008, (y) such Owner Scope Change is substantial similar to or less than the scope of work described in the proposals attached hereto as Exhibit J, and (z) such Owner Scope Change is reasonably inferable from the Preliminary Building One Plans and Specifications by Contractor, then Development Manager shall not be permitted to claim that such Owner Scope Change is a Permitted Change to the Project Schedule or the Guaranteed Delivery Date for Building One provided that the Contractor likewise does not or is not permitted to claim an adjustment to Contract Time under the Construction Agreement in connection therewith.
               (iv) Changes not requiring Change Orders. If a change to the Development Budget or Project Schedule cannot be made by Development Manager without Owner’s consent pursuant to this Section 4.3 (including, without limitation, for Permitted Changes, for the transfer or allocation of Contingency which requires Owner’s approval or for the increase in hard costs due to an increase in the cost of materials), and if such change does not require a Change Order, then Development Manager shall deliver to Owner or Owner’s representative a Request for Approval (“RA”) specifying the anticipated scope and cost of the change to the Development Budget or Project Schedule. Within ten (10) days after Owner’s receipt of an RA from Development Manager, Owner shall notify Development Manager of Owner’s approval or disapproval of such RA, which approval shall not be unreasonably withheld (other than with respect to an RA submitted by reason of an Owner Scope Change, approval of which may be given or withheld by Owner in Owner’s sole and absolute discretion). Following approval of an RA, if any, by Owner, Development Manager shall have authority to act for and on behalf of Owner to implement and incorporate the applicable changes, amendments or modifications to the Development Budget and/or the Project Schedule. Owner will grant Development Manager the authority to implement any approved RA in the Construction Contract.
          (c) Effect of Changes on Development Manager’s Obligations. As between Owner and Development Manager with respect to Development Manager’s obligations for Development Manager Overrun, (i) only Permitted Changes shall be deemed amendments or modifications to the Project Schedule and/or the Development Budget that impact the Guaranteed Delivery Date, Guaranteed Substantial Completion Date, Guaranteed Completion Date and/or Guaranteed Delivery Price, respectively, (ii) the impact, if any, of approved Development Manager Plan Changes on the Development Budget and/or Project Schedule shall not be deemed amendments or modifications to the Guaranteed Delivery Price, Guaranteed Delivery Date, Guaranteed Substantial Completion Date and/or Guaranteed Completion Date, respectively, and (iii) if, in connection with an Owner Scope Change, Development Manager notifies Owner that the pursuit of such Owner Scope Change is delaying or may delay any component of the Project, Owner, in response to such notification, instructs or requests

Development Manager to stop or slow any component of the Project, and Owner does not subsequently approve an RCO or Change Order submitted by reason of such Owner Scope Change, then any actual delay that results from such stoppage or slowing of the Project shall be an Owner Caused Delay.
     4.4 Inspection. Owner and its consultants and designees shall have access to the Project for purposes of observing, testing and inspecting the work. Owner reserves the right, as a Project Cost, to retain a construction inspector (“Inspector”) of Owner’s choosing to oversee the development and construction on behalf of Owner. Development Manager shall cooperate with, and ensure reasonable access to the Property and to all books and records relating to the Project to, the Inspector. The estimated cost of such Inspector is included in the Development Budget. All Monthly Requisition Packages and all RCOs and Change Orders which require the approval of Owner shall be submitted to Owner and the Inspector concurrently for their review. Owner shall be entitled to rely on, and shall have no obligation to approve any such matter without, the recommendation of the Inspector. In exercising its rights under this Section 4.4, Owner shall exercise and shall use commercially reasonable efforts to cause its consultants and designees (including the Inspector) to exercise due care to not materially increase the Project Costs or delay to any material extent the progress of construction of the Project.
     4.5 Owner’s Failure to Fund. Except as otherwise provided in this Agreement, and subject to Development Manager’s obligations for Development Manager Overrun pursuant to Section 6.3, Owner shall pay all Project Costs (as reflected in the Development Budget) incurred in connection with the development and construction of the Project in accordance with Section 2.5, and shall provide to Development Manager evidence of payment of the requisitioned amount set forth in any Monthly Requisition Package within the time period required under (and subject to the procedure provided in) Section 2.5 concurrent with the payment of same. If Owner fails to pay all or any portion of the requisitioned amounts set forth in any Monthly Requisition Package (subject to the procedure provided in Section 2.5 for Incomplete Invoices), Development Manager may issue a written notice thereof to Owner detailing all amounts due and unpaid (such notice a “Funding Failure Notice”). Development Manager shall not be entitled to suspend work or terminate this Agreement so long as Owner pays all amounts reflected in the Funding Failure Notice within ten (10) days after receipt of the Funding Failure Notice. Any such failure to fund shall be deemed an Owner Caused Delay as of the tenth (10th) day following receipt of the Funding Failure Notice and without any requirement for further notification from Development Manager. After the issuance of four (4) Funding Failure Notices under this Agreement and upon issuance of any and each subsequent Funding Failure Notice, the following shall apply with respect to each subsequent failure by the Owner to fund:
          (a) Each such subsequent failure to fund shall be deemed an Owner Caused Delay as of the date of receipt of the Funding Failure Notice and without any requirement for further notification from Development Manager;
          (b) For purposes of calculating changes to the Project Schedule resulting from such failure to fund, the dates for achievement of the Milestones, the Guaranteed Delivery Date, the Guaranteed Substantial Completion Date, and the Guaranteed Completion Date shall each be extended two (2) days for each day that Owner fails to pay all or any portion of the requisitioned amounts after the date Owner was obligated to pay all or any portion of the requisition amounts pursuant to Section 2.5 without any requirement for approval by Owner of an RCO or RA (as applicable) pursuant to Section 4.3(b), unless the actual delay resulting from such failure to fund exceeds the foregoing automatic extension. If the actual delay exceeds the automatic extension, then Development Manager shall submit a RCO or RA (as applicable) for the required change to the Project Schedule pursuant to Section 4.3(b), and the impact on the Project Schedule reflected in such RCO or RA (if and as approved by Owner pursuant to Section 4.3(b)), rather than the automatic extension, shall be used to determine the impact of such failure to fund on the Project Schedule; and
          (c) Changes required to the Final Plans and Specifications or Development Budget, if any, resulting from such failure to fund shall be subject to the approval provisions for an Owner Caused Delay pursuant to Section 4.3(b).
Notwithstanding anything in this Section 4.5, Development Manager shall have the right to terminate this Agreement as provided in Section 7.3.
     4.6 Right to Review and Inspect. From time to time upon at least five (5) days prior written request of Owner, Development Manager shall permit the review and inspection of Development Manager’s compliance with the terms and conditions of this Agreement. Such review and inspection may be performed by Owner’s employees, consultants, attorneys or agents. For purposes of such review and inspection, Owner’s employees, consultants, attorneys or agents shall have the right to review and inspect Development Manager’s records relating to this Agreement and Development Manager’s performance hereunder. Any such review and inspection shall take place during regular business hours at Development Manager’s principal place of business, and shall be performed at Owner’s sole cost and expense.
     4.7 Rights Typically Vested in Owners.
          (a) Lien Protection. Notwithstanding anything to the contrary contained in this Agreement and without regard to the rights and obligations granted to or imposed on Development Manager under this Agreement, Owner shall have all the rights and benefits typically vested in an owner of property, including, without limitation, the right to perform all necessary and appropriate acts to protect the Property and Project against liens or encumbrances of any type or form (including, without limitation, the right to post bonds in connection with work performed by the Contractor, Architect or any subcontractor, laborer or materials supplier).
          (b) Self Help. Notwithstanding anything to the contrary contained in this Agreement, if (i) Substantial Completion of the Project does not occur by the Guaranteed Substantial Completion Date, (ii) Completion of the Project does not occur by the Guaranteed Completion Date, or (iii) Development Manager fails to perform any other obligation (whether monetary or otherwise) which it is required to perform under this Agreement and such failure is not remedied within any cure period provided in this Agreement, then Owner shall have the right, but not the obligation, to perform such obligation on behalf of Development Manager, subject to the requirements of this Section 4.7(b). Prior to commencing performance, Owner shall provide written notice to Owner specifying the Development Manager’s failure to perform beyond applicable notice and cure periods, the action that Owner intends to take to rectify such failure and the Owner’s reasonable estimate of the cost of such action (which cost estimate shall not be binding on Owner or limit Owner’s ability to recover from Development Manager the actual costs incurred as provided below) (such notice being defined as the “Self-Help Notice”). If the Development Manager does not then commence to cure such failure to perform within seven (7) days following the receipt of the Self Help Notice from Owner and diligently and continuously pursue such cure thereafter, Owner shall thereafter have the right (but not the obligation) to perform the action described in the Self Help Notice and any other actions incidental thereto. If Owner performs such obligation on behalf of Development Manager, all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) reasonably incurred by Owner in connection therewith (referred to herein collectively as the “Self Help Costs”) shall be Project Costs and subject to Development Manager’s obligations for Development Manager Overrun.
          (c) Not Sole Remedy. Nothing in Section 4.7(b) shall limit or otherwise modify any of the rights or remedies of Owner specified elsewhere in this Agreement except the limitation of liability set forth in Section 11.17(a)(ii). Without limiting Owner’s rights and Development Manager’s obligations pursuant to this Section 4.7, any disputes between Owner and Development Manager as to the Owner’s exercise of its rights under this Section 4.7 or the existence or extent of any Self Help Costs shall be resolved pursuant to the arbitration proceedings set forth in Section 10.1.
ARTICLE 5
DEVELOPMENT MANAGER COMPENSATION
     5.1 Development Fee. For Development Manager’s services in connection with the development and construction of the Project as set forth in this Agreement, Owner shall pay a development fee to Development Manager in the aggregate amount of Three Million Dollars ($3,000,000) (the “Development Fee”). The Development Fee shall constitute a Project Cost and shall be payable as follows: (a) Two Hundred Fifty Thousand Dollars ($250,000) upon execution of this Agreement for services rendered by Development Manager to date (receipt of which is hereby acknowledged); (b) an additional Five Hundred Thousand Dollars ($500,000) upon execution of this Agreement (receipt of which is hereby acknowledged); (c) an amount equal to two percent (2%) of the total amount requested in each Monthly Requisition Package pursuant to Section 2.5 (other than the amount of the invoice for the Development Fee) until Development Manager has received Two Million Eight Hundred Thousand Dollars ($2,800,000), in the aggregate, of the Development Fee (which shall be billed by Development Manager and payable by Owner as part of the applicable Monthly Requisition Package); and (d) Two Hundred Thousand Dollars ($200,000) within thirty (30) days after Completion of the Project.
     5.2 Development Manager Cost Reimbursement. In addition to the other payments required to be made by Development Manager under this Agreement, Development Manager shall pay and be solely responsible for all costs and expenses incurred by Development Manager for its overhead and operations in connection with its performance under this Agreement, including, without limitation, salaries, employee costs, employee benefits costs, fees, and commissions paid to employees or agents of Development Manager.

ARTICLE 6
PROJECT COST SAVINGS AND OVERRUNS
     6.1 Interim Balancing Requirement. Within thirty (30) days after the Interim Reconciliation Date, Development Manager shall prepare calculations comparing the Remaining Funding Obligation to the estimated remaining Project Costs as of the Interim Reconciliation Date and submit such calculations to Owner. The “Remaining Funding Obligation” shall be determined by subtracting the aggregate amount of Project Costs actually paid by Owner as of the Interim Reconciliation Date from the Guaranteed Delivery Price (as it may have been adjusted for Permitted Changes previous to the Interim Reconciliation Date). Owner shall have fourteen (14) days to review and either approve or disapprove such calculations. If Development Manager does not provide such calculations within such thirty-day period, or if Owner reasonably disapproves such calculations provided by the Development Manager, then Owner may prepare such calculations itself based on previous reporting by the Development Manager pursuant to this Agreement. If such calculations (as approved by Owner, or with such modifications as Owner and Development Manager may mutually agree upon, in their respective reasonable discretion, or as prepared by Owner if Development Manager does not prepare them within the required time period above) indicate that (a) 110% of the Remaining Funding Obligation is less than (b) the aggregate of (i) remaining Project Costs (less any unused Contingency) required to achieve Completion of the Project on or prior to the Guaranteed Completion Date and otherwise in accordance with the Development Budget and Project Schedule (as each may have been adjusted pursuant to this Agreement previous to the Interim Reconciliation Date), and (ii) any earned but unpaid retention amounts then payable to third parties, then the Development Budget shall be deemed “out-of-balance” and the difference resulting from such calculation (the “Interim Rebalancing Amount”) shall be paid by Development Manager to Owner within fourteen (14) days after receipt of Owner’s Payment Demand therefor. Upon payment of the Interim Rebalancing Amount, Development Manager may amend the Letter of Credit without Owner’s consent to reduce the stated amount by the Interim Rebalancing Amount. If Development Manager fails to pay the Interim Rebalancing Amount within fourteen (14) days after the receipt of Owner’s Payment Demand therefor, then Owner may, without notice to Development Manager, draw upon the Letter of Credit and use the proceeds from such draw to reimburse Owner for, or directly fund payment to third parties (including without limitation Development Manager) of, Project Costs.
     6.2 Project Cost Savings. Within thirty (30) days after the final determination of the Project Costs (including, without limitation, receipt of unconditional final lien releases from the Contractor and all subcontractors and material suppliers) or the Completion of the Project, whichever is later (the “Final Determination Date”), Development Manager shall prepare calculations comparing the actual, total Project Costs incurred by Owner against the Guaranteed Delivery Price (as adjusted by Permitted Changes only) and the Development Budget (as adjusted by any changes allowed under this Agreement), to determine whether any savings in Project Costs have been achieved (such comparison being defined as the “Final Cost Reconciliation”). Owner shall have fourteen (14) days to review and either approve or disapprove the Final Cost Reconciliation prepared by Development Manager. If Development Manager does not provide the Final Cost Reconciliation within such thirty day period, or if Owner reasonably disapproves the Final Cost Reconciliation provided by the Development Manager, then Owner may prepare the Final Cost Reconciliation itself based on previous reporting by the Development Manager pursuant to this Agreement. If the Final Cost Reconciliation (as approved by Owner, or with such modifications as Owner and Development Manager may mutually agree upon, in their respective reasonable discretion, or as prepared by Owner if Development Manager does not prepare it within the required time period above) indicate that the actual, total Project Costs incurred by Owner are less than the Guaranteed Delivery Price, as adjusted by any Permitted Changes pursuant to this Agreement, the difference shall be defined as “Project Cost Savings”. All Project Cost Savings shall accrue to Owner, and Owner shall not be obligated to pay any Project Cost Savings to Development Manager, except only as follows:
          (a) Owner shall reimburse Development Manager for the Interim Rebalancing Amount from (and only to the extent of) any Project Cost Savings;
          (b) If and to the extent there are Project Cost Savings remaining after any payments made pursuant to clause (a) above, Owner shall pay Development Manager any unused Building Two and Three Hard Cost Contingency; and
          (c) If and to the extent there are Project Cost Savings remaining after any payments made pursuant to clause (a) above, Owner shall pay Development Manager, from (and only to the extent of) any unused Soft Cost Contingency, the aggregate amount of the Building Two and Three Hard Cost Contingency actually applied or used by Development Manager to mitigate against any Force Majeure Event.
All payments to Development Manager pursuant to clauses (a), (b) and (c) above shall be paid by Owner within thirty (30) days after the Final Determination Date. Owner shall not be obligated to pay to Development Manager any Project Cost Savings or savings in Contingency or other line items, other than as specifically identified in clauses (a), (b) and (c) of this Section 6.2.
     6.3 Project Cost Overruns; Letter of Credit.
          (a) Development Manager Overrun. The Development Manager shall be responsible for the payment of all Development Manager Overrun.
          (b) Payment of Development Manager Overrun. If the Final Cost Reconciliation approved or prepared by Owner pursuant to Section 6.2 indicates that the actual, total Project Costs incurred by Owner exceed the Guaranteed Delivery Price, Development Manager shall pay to Owner the Development Manager Overrun within fourteen (14) days after receipt of Owner’s Payment Demand therefor. Upon payment of the Development Manager Overrun and any Delivery Delay Amount, the Letter of Credit shall be returned to Development Manager pursuant to Section 6.3(c)(iii). If Development Manager fails to pay the Development Manager Overrun within fourteen (14) days after the receipt of Owner’s Payment Demand therefor, then Owner may, without notice to Development Manager, draw upon the Letter of Credit and use the proceeds from such draw to reimburse Owner for, or directly fund payment to third parties (including without limitation Development Manager) of, the Development Manager Overrun. Owner shall have no obligation to segregate the proceeds of any draw from the Letter of Credit from its general funds or to pay interest thereon.

          (c) Security for Development Manager Overrun.
               (i) As security for Development Manager’s obligation to pay the Development Manager Overrun (including the Interim Rebalancing Amount, if any, as of the Interim Reconciliation Date and the Termination Rebalancing Amount, if any, as of the Default Termination Date) and any Delivery Delay Amount when due, Development Manager shall concurrently with the execution of this Agreement deliver to Owner an irrevocable and automatically renewable standby, at-sight letter of credit (the “Letter of Credit”), in the amount of Twenty Million Dollars ($20,000,000) (the “Letter of Credit Amount”), naming Owner as the beneficiary, with an outside expiration date not earlier than May 15, 2011 (the “LC Expiration Date”) and issued by Bank of America, N.A. in the form attached hereto as Exhibit F.
               (ii) If the Letter of Credit expires earlier than the LC Expiration Date, Owner will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Owner, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Owner. Following any draw by Owner of any portion of the Letter of Credit, Development Manager shall have no obligation to provide Owner with additional letter(s) of credit in an amount equal to the deficiency of the remaining amount of the Letter of Credit and the Letter of Credit Amount. If the Letter of Credit is not timely renewed or replaced as required by this Section 6.3(c)(ii), Owner shall have the right to present the Letter of Credit to the issuing bank for payment of its full face amount and to hold and apply the proceeds pursuant to the terms of this Agreement.
               (iii) Within thirty (30) days of the later to occur of: (i) the Final Determination Date; (ii) full payment by Development Manager of all Development Manager Overrun and Delivery Delay Amount (either directly, or with proceeds from Owner’s draw on the Letter of Credit) if due and (ii) full payment of the Termination Rebalancing Amount if due, Owner shall return to Development Manager the original Letter of Credit (including all original amendments and renewals thereto) together with any unused proceeds from any draws on the Letter of Credit and execute any documentation required to release Owner’s interest in the Letter of Credit.
               (iv) If Development Manager makes any payments to Owner hereunder of Development Manager Overrun (including the Interim Rebalancing Amount) or any Delivery Delay Amount, Development Manager may deliver, either concurrently with or following such payment, a consent to an amendment to the Letter of Credit providing for a reduction in the stated amount of Letter of Credit by the amount of any such payments made by Development Manager. Provided that the consent accurately states the amount by which the Letter of Credit shall be reduced, Owner shall execute and return the consent to amendment to Development Manager within seven (7) days after receipt of the consent.
     6.4 Arbitration. Without limiting Owner’s rights and obligations and Development Manager’s rights and obligations pursuant to this Article 6, any disputes between Owner and Development Manager as to the existence or extent of any Interim Rebalancing Amount as of

Interim Reconciliation Date, and/or as to the existence or extent of any Project Savings or Development Manager Overrun as of the Final Determination Date, shall be resolved pursuant to the arbitration proceedings set forth in Section 10.1; provided, however, that such right of arbitration shall not in any manner impede or prevent Owner from drawing on the Letter of Credit as and when allowed under Section 6.1 or Section 6.3 prior to the final resolution obtained pursuant to such arbitration proceeding.
     6.5 Survival. The provisions of this Article 6 shall survive the termination of this Agreement.
ARTICLE 7
TERMINATION
     7.1 Termination by Owner.
          (a) Unless earlier terminated by the express provisions hereof, this Agreement shall continue in full force and effect from the date hereof until the Completion of the Project. Notwithstanding the foregoing, Owner may terminate this Agreement immediately upon the occurrence of an Event of Default (defined below) or if there is a Hunter/Storm Change of Control. Prior to termination based on a Hunter/Storm Change of Control, Owner shall reasonably consider proposals submitted by or on behalf of Development Manager for replacement control or management of the Development Manager and completion of the Project notwithstanding the Hunter/Storm Change of Control.
          (b) An “Event of Default,” as used in this Agreement, shall mean (i) the commission by Development Manager of an act involving fraud, willful misconduct, gross negligence, or misappropriation of Owner’s funds; provided, however, that if the conduct constituting fraud, willful misconduct, gross negligence, or misappropriation was committed (A) by any person retained or engaged by Development Manager other than the Hunter/Storm Principals or Project Manager and (B) without Development Manager’s Knowledge, then such conduct may be cured by Development Manager if, immediately upon learning of such conduct, Development Manager removes said person from any involvement with the Project, and within fourteen (14) days after learning of such conduct, commences all appropriate action necessary to remediate the situation and protect the interests of Owner, including, diligently prosecuting full restitution to Owner of all damages caused by such conduct, and, if applicable, commencing proceedings to terminate the engagement of such person, in compliance with applicable Law; (ii) any breach of this Agreement by Development Manager continuing for thirty (30) days after notice from Owner (or ten (10) days after notice from Owner with respect to a breach of a monetary obligation), provided, that with respect to non-monetary breaches if such breach is reasonably susceptible of cure, Development Manager shall have an additional period to remedy such breach so long as Development Manager promptly commences to remedy such breach and diligently prosecutes such remedy to completion; (iii) the dissolution or termination of the limited liability company existence of Development Manager if such dissolution or termination would materially adversely affect Development Manager’s ability to perform its obligations hereunder; (iv) the filing of proceedings by or against Development Manager for bankruptcy, insolvency, reorganization or other relief of debtors, if such proceedings, if involuntary, are not dismissed within sixty (60) days after filing, or any assignment for the benefit of the creditors of

Development Manager; and (v) the failure by Development Manager to pay any costs or expenses for which Development Manager is responsible hereunder which results in the filing of a mechanic’s lien against the Project that is not released of record by payment or posting of a proper bond within fourteen (14) days after Development Manager’s first obtains Knowledge of such lien.
     7.2 Payments upon Termination by Owner. If this Agreement is terminated by Owner as a result of a Hunter/Storm Change of Control, Development Manager shall not be entitled to receive any future payments toward the Development Fee, but Owner shall pay Development Manager all accrued but unpaid payments toward the Development Fee; provided, however, that any monthly installment of Development Fee which is payable for the month of termination shall be prorated based on the number of days of the month prior to the effective day of termination. If this Agreement is terminated by Owner as a result of an Event of Default, all accrued but unpaid Development Fees shall accrue to the sole benefit of Owner, and Development Manager shall, within thirty (30) days of the date of such termination, pay to Owner the aggregate amount of the Development Fees previously received by Development Manager as of such date of termination. The aggregate amount of the Development Fee so permitted to be retained or received by Owner pursuant to this Section 7.2 shall be referred to herein as the “Termination Fee”. OWNER AND DEVELOPMENT MANAGER ACKNOWLEDGE AND AGREE THAT THE TERMINATION FEE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE ACTUAL DAMAGES WHICH OWNER WOULD INCUR BY REASON OF AN EVENT OF DEFAULT BY DEVELOPMENT MANAGER AND THE TERMINATION OF THIS AGREEMENT BY OWNER, AND THAT SUCH ACTUAL DAMAGES WOULD BE DIFFICULT IF NOT IMPOSSIBLE TO DETERMINE WITH SPECIFICITY. OWNER AND DEVELOPMENT MANAGER FURTHER ACKNOWLEDGE AND AGREE THAT THE RETENTION BY OWNER OF THE TERMINATION FEE AND THE REQUIREMENT OF THE PAYMENT BY DEVELOPMENT MANAGER OF THE TERMINATION FEE IN SUCH EVENT DOES NOT CONSTITUTE A PENALTY OR FORFEITURE.

OWNER’S INITIALS	DEVELOPMENT MANAGER’S INITIALS
     7.3 Termination by Development Manager. Development Manager may terminate this Agreement if (i) Owner fails to pay or to permit to be paid the Development Fee when due and payable and such failure continues for thirty (30) days after written notice thereof from Development Manager to Owner; or (ii) a delay of more than eight (8) months in the date for achievement of any Milestone or in the date for Shell and Core Delivery, Substantial Completion of the Project or Completion of the Project as set forth in the Project Schedule attached hereto as Exhibit D that results from the cumulative effect of any and all Owner Caused Delays and Owner Scope Changes. Upon such termination, Development Manager shall not be entitled to receive any future payments toward the Development Fee but Owner shall pay Development Manager all accrued but unpaid payments toward the Development Fee; provided, however, that any monthly installment of Development Fee which is payable for the month of termination shall be prorated based on the number of days of the month prior to the effective day of termination.
     7.4 Consequences of Termination. Upon termination of this Agreement:

          (a) Development Manager shall deliver to Owner any and all records or documents pertaining to the Project which are necessary or desirable for the ownership of the Project. Development Manager further agrees to do all other things reasonably necessary to cause an orderly transition of the management of the Project without detriment to the rights of Owner or to the continued management of the Project.
          (b) If this Agreement is terminated pursuant to Section 7.1, within thirty (30) days following the effective date of such termination (the “Default Termination Date”), Development Manager shall prepare calculations comparing the Remaining Funding Obligation to the remaining Project Costs as the Default Termination Date and submit such calculations to Owner. Owner shall have fourteen (14) days to review and either approve or disapprove such calculations prepared by Development Manager. If Development Manager does not provide such calculations within such thirty day period, or if Owner reasonably disapproves the calculations provided by the Development Manager, then Owner may prepare such calculations itself based on previous reporting by the Development Manager pursuant to this Agreement. If such calculations (as approved by Owner, or with such modifications as Owner and Development Manager may mutually agree upon, in their respective reasonable discretion, or as prepared by Owner if Development Manager does not prepare them within the required time period above) indicate that (a) the Remaining Funding Obligation is less than (b) the aggregate of (i) remaining Project Costs (less any unused Contingency) required to achieve Completion of the Project on or prior to the Guaranteed Completion Date and otherwise in accordance with the Development Budget and Project Schedule (as each may have been adjusted pursuant to this Agreement previous to the Default Termination Date), and (ii) any earned but unpaid retention amounts then payable to third parties, then the Development Budget shall be deemed “out-of-balance” and the difference resulting from such calculation (the “Termination Rebalancing Amount”) shall be paid by Development Manager to Owner within fourteen (14) days after receipt of Owner’s Payment Demand therefor. Within five (5) days following payment of the Termination Rebalancing Amount, Owner shall return to Development Manager the original Letter of Credit (including all original amendments and renewals thereto) together with any unused proceeds from any draws on the Letter of Credit, and execute any documentation required to release Owner’s interest in the Letter of Credit. If Development Manager fails to pay the Termination Rebalancing Amount within fourteen (14) days after the receipt of Owner’s Payment Demand therefor, then Owner may, without notice to Development Manager, draw upon the Letter of Credit and use the proceeds from such draw to reimburse Owner for, or directly fund payment to third parties of, Project Costs and, within five (5) days after such draw, return to Development Manager the original Letter of Credit (including all original amendments and renewals thereto) together with any unused proceeds from any draws on the Letter of Credit, and execute any documentation required to release Owner’s interest in the Letter of Credit.
          (c) If this Agreement is terminated pursuant to Section 7.3, Owner shall return to Development Manager the original Letter of Credit (including all original amendments and renewals thereto) together with any unused proceeds from any draws on the Letter of Credit, and execute any documentation required to release Owner’s interest in the Letter of Credit.
          (d) From and after the effective date of the termination, the authority granted to Development Manager to act on Owner’s behalf hereunder shall terminate.

     7.5 Arbitration of Disputes Regarding Defaults. Without limiting Owner’s rights and obligations or Development Manager’s rights and obligations pursuant to this Article 7, any disputes between Owner and Development Manager as to the existence or extent of any default shall be resolved pursuant to the arbitration proceedings set forth in Section 10.2 and/or any disputes between Owner and Development Manager as to the existence or extent of any Termination Rebalancing Amount as of the Default Termination Date shall be resolved pursuant to the arbitration proceedings set forth in Section 10.1; provided, however, that such right of arbitration shall not in any manner impede or prevent Owner from drawing on the Letter of Credit as and when allowed under Section 7.4 prior to the final resolution obtained pursuant to such arbitration proceeding.
ARTICLE 8
INSURANCE AND CLAIMS
     8.1 Insurance. Upon execution of this Agreement, Development Manager shall promptly furnish Owner with a copy of Development Manager’s current certificates of errors and omissions, commercial general liability (including, without limitation, coverage for bodily injury, or death in any one occurrence, property damage and contractual liability covering Development Manager’s indemnity obligations under this Agreement), and workers compensation insurance policies, which policies Development Manager shall be required to keep in full force and effect during the term of this Agreement. The errors and omissions insurance shall be in a minimum amount of $1,000,000, and the contractual liability insurance shall be in a minimum amount of $5,000,000. Upon Owner’s request from time to time, Development Manager shall furnish Owner with evidence that such insurance policies remain in full force and effect. The premium for Development Manager’s insurance policies required to be maintained under this Section 8.1 shall be a Project Cost. Development Manager shall have Owner, its shareholders, officers, directors, employees and consultants included as an additional insured under Development Manager’s commercial general liability insurance policy required to be maintained pursuant to this Agreement. Owner shall maintain such property insurance on the Project as may be required by the Construction Contract with such additional coverages as Owner in its sole and absolute discretion elects.
     8.2 Indemnification.
          (a) Development Manager shall indemnify, defend, save Owner and its respective officers, directors, trustees, employees, representative, attorneys and agents (collectively “Owner Indemnified Parties” and each an “Owner Indemnified Party”) and hold the Owner Indemnified Parties harmless from any and all loss, liability, injury, damage and expense (including reasonable attorneys’ fees and expenses of litigation) which the Owner Indemnified Parties shall incur or suffer by reason of any of the following, provided that Development Manager’s obligations hereunder shall not extend to any claim arising from the negligence or willful misconduct of the Owner: (i) any breach of any Development Manager’s agreements, obligations or responsibilities contained in this Agreement; (ii) arising from or related to any contract or agreement entered into or obligation assumed by Development Manager that is outside the scope or terms of this Agreement; and (iii) any negligence, fraud or willful misconduct by Development Manager or its agents, contractors or representatives. Nothing in this Section 8.2(a) shall forbid or restrict Owner’s right to insurer indemnification under any one or more insurance policies under which Development Manager is required by this Agreement to name Owner as an additional insured.
          (b) Owner shall indemnify, defend and save Development Manager and its officers, directors, trustees, partners, members, representatives, attorneys and agents (collectively “Development Manager Indemnified Parties” and each a “Development Manager Indemnified Party”) and hold the Development Manager Indemnified Parties harmless from any and all loss, liability, injury, damage and expense (including reasonable attorneys’ fees and expenses of litigation) which Development Manager Indemnified Parties shall incur or suffer by reason of any of the following, provided that Owner’s obligations hereunder shall not extend to any claim arising from the negligence or willful misconduct of the Development Manager: (i) any breach of any Owner’s agreements, obligations or responsibilities contained in this Agreement provided that Owner shall have been provided notice and the opportunity to cure, (ii) any negligence, fraud or willful misconduct by Owner or its agents, employees, contractors or representatives, (iii) Development Manager’s performance of its duties under this Agreement so long as Development Manager’s acts or omissions (A) do not exceed its authority granted Development Manager under this Agreement, (B) are not in breach of any of the Development Manager’s agreements, obligations or responsibilities contained in this Agreement, (C) are not negligent or (D) do not involve fraud or willful misconduct. Nothing in this Section 8.2(b) shall forbid or restrict Development Manager’s right to insurer indemnification under any one or more insurance policies under which Owner is required by this Agreement to name Development Manager as an additional insured.
          (c) The provisions of this Section 8.2 shall survive the expiration or termination of this Agreement.
     8.3 Waiver of Subrogation. Owner hereby waives and releases Development Manager for damages to the Project caused by fire or other casualty, regardless of cause or origin, including the active or passive negligence or misconduct of Development Manager or of any of Development Manager’s contractors, subcontractors, consultants or agents. Development Manager hereby waives and releases Owner for damages to the Project caused by fire or other casualty, regardless of cause or origin, including the active or passive negligence or misconduct of Owner or of any of Owner’s contractors, subcontractors, consultants, agents and employees. Each party shall promptly give to its insurance company written notice of the mutual waivers contained in this Section, and shall cause its insurance policies to be properly endorsed, if necessary, to prevent the invalidation of any insurance coverages by reason of the mutual waivers contained in this Section. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.
ARTICLE 9
NOTICES
     Any and all notices under this Agreement shall be given in writing, and shall be effective (i) on the fourth (4th) business day after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) on the first (1st) business day after being sent by express mail, or commercial overnight delivery service providing a receipt for delivery, (iii) on the date of hand delivery or (iv) on the date actually received (as evidenced by written confirmation of such receipt), if sent by any other method (including, without limitation, by facsimile or electronic communication). In order to be effective, all such notices shall be addressed as follows (or to such other address of which any party may give written notice to the other parties from time to time):
     Notices to Owner shall be addressed to:

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention: Michael Hirahara, Dir. of Real Estate
Fax No.:	(408) 333-8101
Phone No.:	(408) 333-6452
Email:	mhirahar@brocade.com
     With copies thereof addressed to:

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Attention:	Richard Deranleau, CFO
Fax No.:	(408) 333-5955
Phone No.:	(408) 333-8149
Email:	rderanle@brocade.com

And to:

Jodi B. Fedor, Esq.
Ellman Burke Hoffman & Johnson
601 California Street, Nineteenth Floor
San Francisco, California 94108
Fax No.:	(415) 495-7587
Phone No.:	(415) 777-2727
Email:	jfedor@ellman-burke.com
     Notices to Development Manager shall be addressed to:

MFP/Hunter@First Development Partners, LLC
10121 Miller Avenue, Suite 200

Cupertino, California 95014
Attention:	Derek K. Hunter, Jr.
Fax No.:	408-255-4100
Phone No.:	408-996-8425
Email:	deke@hunterproperties.com

And to:

MFP/Hunter@First Development Partners, LLC
10121 Miller Avenue, Suite 200
Cupertino, California 95014
Attention:	Curtis Leigh
Fax No.:	408-255-4100
Phone No.:	408-996-8425
Email:	curtis@hunterproperties.com

And to:

MacFarlane Urban Realty Company
201 Spear Street, 12th Floor
San Francisco, California 94105-1636
Attention: Thomas C. Klugherz
Fax No.:	(415) 356-2511
Phone No.:	(415) 356-2500
Email:	tklugherz@macfarlanepartners.com

And to:

Coblentz, Patch, Duffy & Bass LLP
One Ferry Building
Suite 200
San Francisco, California 94111
Attention: Danna Kozerski
Fax No.:	415-989-1663
Phone No.	415-772-5776
Email:	dmk@cpdb.com
ARTICLE 10
ARBITRATION
     10.1 Arbitration Regarding Certain Permitted Changes, Change Orders, Development Manager Overrun and Self Help Costs.
          (a) No Owner Caused Delay, City Caused Change or Force Majeure Event shall be deemed to have occurred or to have resulted in a Permitted Change if Owner, in good faith, issues a bona fide denial that an Owner Caused Delay, City Caused Change or Force Majeure Event has occurred by delivering written notice to Development Manager (any such notice, a “Denial Notice”) within seven (7) days after receipt of Development Manager’s written notice of a purported Owner Caused Delay, City Caused Change or Force Majeure Event, until such time as a final determination by arbitration as provided in this Section 10.1 that an Owner Caused Delay, City Caused Change or Force Majeure Event, as applicable, has occurred. If Owner fails to deliver a Denial Notice within such seven (7) day period, Owner may not thereafter dispute that such Owner Caused Delay, City Caused Change or Force Majeure Event occurred.

          (b) If Development Manager, in good faith, disputes Owner’s disapproval of any Change Order (other than Change Orders with respect to Owner Scope Changes, which shall be in Owner’s sole discretion), Development Manager may issue written notice to Owner of such dispute (any such notice, a “Dispute Notice”) within seven (7) days after receipt of Owner’s disapproval of a proposed Change Order. If Development Manager fails to deliver a Dispute Notice within such seven (7) day period, Development Manager may not thereafter dispute Owner’s disapproval of such Change Order.
          (c) No Development Manager Overrun, Interim Rebalancing Amount, or Termination Rebalancing Amount shall be deemed payable if (i) Development Manager, in good faith, issues a bona fide denial that such Development Manager Overrun, Interim Rebalancing Amount or Termination Rebalancing Amount is due and (ii) Development Manager delivers written notice of such denial to Owner (an “Overrun Denial Notice”) within seven (7) days after receipt by Development Manager of Owner’s Payment Demand for payment of such Development Manager Overrun, Interim Rebalancing Amount or Termination Rebalancing Amount; provided, however, that (i) both parties shall be bound by any previous arbitration decision with respect to Owner Caused Delay, City Caused Change, Force Majeure Events and Change Orders as they impact determinations of Permitted Changes, Interim Rebalancing Amount, Termination Rebalancing Amount and/or Development Manager Overrun, and Development Manager may not deliver an Overrun Denial Notice based on a dispute as to whether any Permitted Change has occurred or the impact of any such Permitted Change if based on an Owner Caused Delay, City Caused Change, Force Majeure Event and/or Change Order that previously was the subject of arbitration pursuant to this Section 10.1 (unless the ruling of the previous arbitration was in favor of Development Manager); and (ii) the delivery of an Overrun Denial Notice and/or any dispute over Development Manager Overrun, Interim Rebalancing Payment or Termination Rebalancing Amount shall not in any manner impede or prevent Owner from first drawing on the Letter of Credit to reimburse or fund Owner for any Development Manager Overrun, Interim Rebalancing Amount or Termination Rebalancing Amount. However, if, pursuant to any arbitration proceedings conducted pursuant to this Section 10.1, it is finally determined by the Qualified Construction Matters Arbitrator that a Development Manager Overrun, Interim Rebalancing Amount or Termination Rebalancing Amount, as applicable, was not due in whole or in part (such amount not due in whole or in part referred to as the “Excess Development Manager Overrun”), and if prior to such final determination Owner drew on the Letter of Credit to reimburse Owner for or directly fund such Excess Development Manager Overrun, Owner shall refund to Development Manager the amount of such Excess Development Manager Overrun within fourteen (14) days following the date of such final determination. If Development Manager fails to deliver an Overrun Denial Notice within seven (7) days after receipt of Owner’s Payment Demand, Development Manager may not thereafter dispute that the Development Manager Overrun or Interim Rebalancing Amount evidenced by Owner’s Payment Demand exists.
          (d) Owner shall not exercise its Self-Help Rights, and no Self Help Costs shall be deemed payable, if (i) Development Manager, in good faith, issues a bona fide denial that Owner has the right to exercise its Self-Help Rights and (ii) Development Manager delivers written notice of such denial to Owner (an “Self Help Denial Notice”) within seven (7) days after receipt by Development Manager of Owner’s Self-Help Notice. If Development Manager fails to deliver a Self Help Denial Notice within seven (7) days after receipt of Owner’s Self

Help Notice, Development Manager may not thereafter dispute Owner’s exercise of its Self Help Rights pursuant to such Self Help Notice, nor Development Manager’s obligation to pay the Self Help Costs incurred as a result of Owner’s exercise of such Self Help Rights.
          (e) If either party delivers a Denial Notice, Dispute Notice, Overrun Denial Notice or Self Help Denial Notice (as applicable) to the other within the applicable time set forth above, either party may commence an expedited arbitration proceeding to resolve the issues raised by the Dispute Notice pursuant to the Streamlined Arbitration Rules and Procedure of the Judicial Arbitration and Mediation Service (“JAMS”). The arbitration shall be conducted in San Jose, California and decided by the Qualified Construction Matters Arbitrator. Pending the resolution of the dispute by arbitration, all of the parties’ respective obligations under this Agreement shall continue. As promptly as practical, the Qualified Construction Matters Arbitrator shall (x) consider the evidence submitted by the parties and (y) upon notice to all parties, determine whether an Owner Caused Delay, City Caused Change, Force Majeure Event, wrongful disapproval of a Change Order, Development Manager Overrun or Self Help Right, as applicable, has occurred or is payable by Development Manager, which shall be the only issue to be determined by the arbitrator. The Qualified Construction Matters Arbitrator shall have no authority to award any legal or equitable relief (including monetary damages). Each party reserves its right to a trial by a court of law or equity of any claim for legal or equitable relief as a consequence of any event of default, although in any such trial the decision of the Qualified Construction Matters Arbitrator shall be binding with respect to the issues determined by such Qualified Construction Matters Arbitrator. The decisions of the Qualified Construction Matters Arbitrator shall be final and binding upon the parties and a judgment thereon may be entered in any court having jurisdiction, except that either party may contest and obtain judicial review of the reasonableness of the Qualified Construction Matters Arbitrator’s determination of the cost of the arbitration. The costs of any arbitration pursuant to this Section 10.1 shall be funded fifty percent (50%) by each party, and the parties shall bear their own attorneys’ fees, during the arbitration. The prevailing party in the arbitration shall be repaid all of such reasonable expenses (including reasonable attorneys’ fees and costs) by the non-prevailing party within thirty (30) days after receiving notice of the Qualified Construction Matters Arbitrator’s decision. The Development Fee shall continue to be paid to Development Manager hereunder and the Development Manager shall continue to perform its obligations hereunder following the giving of any Dispute Notice, Denial Notice, Overrun Denial Notice or Self Help Denial Notice and during the pendency of any arbitration proceeding pursuant to this Section 10.1.
     10.2 Arbitration Regarding Defaults. Until the Determination Date (defined below), no default shall be deemed to have occurred if (i) the alleged defaulting party, in good faith, issues a bona fide denial that the alleged default has occurred and (ii) the alleged defaulting party delivers notice of such denial to the other party within seven (7) days after receipt by such party of any notice from the other party alleging the occurrence of such default (any such notice, a “Default Notice”). The “Determination Date” shall be deemed to occur only upon the final determination by arbitration as provided in this Section 10.2 that a default has occurred. If a party delivers a Default Notice to the other party and the other alleged defaulting party delivers the denial described above within the time set forth above, either party may commence an expedited arbitration proceeding to resolve the issues raised by the Default Notice pursuant to JAMS. The arbitration shall be conducted in San Jose, California and decided by a single Qualified Default Matters Arbitrator selected in accordance with JAMS rules. The applicable cure period for the alleged default shall be tolled pending the resolution of the dispute by arbitration. As promptly as practical after being appointed, the Qualified Default Matters Arbitrator so chosen shall (i) consider the evidence submitted by the parties and (ii) upon notice to all parties, determine whether the subject default has occurred. The only issues to be determined by the arbitrator shall be whether the subject default has occurred. The Qualified Default Matters Arbitrator shall have no authority to award any legal or equitable relief (including monetary damages). Each party reserves its right to a trial by a court of law or equity of any claim for legal or equitable relief as a consequence of any event of default, although in any such trial the decision of the Qualified Default Matters Arbitrator shall be binding with respect to the issues determined by such Qualified Default Matters Arbitrator. The decisions of the Qualified Default Matters Arbitrator shall be final and binding upon the parties and a judgment thereon may be entered in any court having jurisdiction, except that either party may contest and obtain judicial review of the reasonableness of the Qualified Default Matters Arbitrator’s determination of the cost of the arbitration. The costs of any arbitration pursuant to this Section 10.2 shall be funded fifty (50%) by each party, and the parties shall bear their own attorneys’ fees, during the arbitration. The prevailing party in the arbitration shall be repaid all of such reasonable expenses (including reasonable attorneys’ fees and costs) by the non-prevailing party within thirty (30) days after receiving notice of the Qualified Default Matters Arbitrator’s decision. The Development Fee shall continue to be paid to Development Manager hereunder and Owner and Development Manager shall continue to perform their obligations hereunder following the giving of any Default Notice and during the pendency of any arbitration proceeding pursuant to this Section 10.2.
ARTICLE 11
MISCELLANEOUS
     11.1 Successors and Assigns. The agreements contained herein shall be binding upon and inure to the benefit of the permitted successors and assigns of the respective parties hereto. Development Manager shall not mortgage, pledge, sell, assign, hypothecate, or otherwise encumber, transfer or permit to be transferred in any manner or by any means whatsoever whether voluntarily or by operation of law, all or any part of its interest in this Agreement. Owner may assign this Agreement and transfer the Letter of Credit, together without the consent of Development Manager, to any person or entity which acquires all or substantially all of the Project.
     11.2 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
     11.3 Severability. If for any reason any provision of this Agreement is determined to be invalid, or unenforceable in any circumstance, such invalidity or unenforceability shall not impair the effectiveness of the other provisions in this Agreement, or, to the extent permissible, the effectiveness of such provision in other circumstances.
     11.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement binding on the parties hereto.

     11.5 Consent. Except to the extent otherwise specifically provided in this Agreement, whenever in this Agreement the consent or approval of Owner or Development Manager is required, it is agreed by Owner and Development Manager that such consent or approval shall not be unreasonably withheld, conditioned or delayed.
     11.6 Attorneys’ Fees. Should either party hereto institute any action or proceeding in court or other dispute resolution mechanism against the other party, by reason of or alleging the failure of the other party to comply with any or all of its obligations of this Agreement, whether for declaratory or other relief, then the party which prevails in such action or proceeding shall be entitled, in addition to any other recovery or relief, to its reasonable attorneys’ fees and expenses related thereto (whether at the administrative, trial or appellate levels) (“Legal Costs”). A party shall be deemed to have prevailed in any such action or proceeding (without limiting the generality of the foregoing) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the action, irrespective of whether such action is prosecuted to judgment. As used in this Section 11.6, the term Legal Costs shall include, without limitation, reasonable actual attorneys’ and experts’ fees, costs and expenses incurred in the following: (i) post judgment motions and appeals; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation.
     11.7 Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof. All references herein to a particular time of day shall be deemed to refer to California time.
     11.8 Captions. Any captions to, or headings of, the Articles or the Sections of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.
     11.9 No Obligation to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties thereto, to any person or entity other than the parties hereto.
     11.10 Further Assurances. The parties agree to execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.
     11.11 Consent to Jurisdiction. Development Manager and Owner each consent to the personal jurisdiction of the federal and state courts of the State of California, and agrees that service of process may be made upon them by certified mail, return-receipt requested, or in any other manner permitted by law. Development Manager and Owner each agree not to assert in any action brought in any such court that such action is brought in an inconvenient form, or otherwise make any objection to venue or jurisdiction.
     11.12 Relationship of Parties. The relationship between Owner and Development Manager under this Agreement shall be that of an owner and an independent contractor. Neither

Owner nor Development Manager intend to create, and this Agreement shall not be construed as creating, a partnership or a joint venture between the parties. Except as otherwise expressly provided in this Agreement, neither of the parties hereto shall have any authority to act for, or to assume any obligation or responsibility on behalf of, such other party.
     11.13 Amendments. No amendment or modification of this Agreement shall be effective unless reflected in a document executed and delivered by the party to be bound.
     11.14 Remedies Cumulative. All rights, privileges and remedies afforded the parties by this Agreement shall be cumulative and not exclusive, and the exercise of any one (1) of such remedies shall not be deemed to be a waiver of any other right, remedy or privilege provided for herein or available at law or equity.
     11.15 No Waiver. The failure of either party to seek redress for violation of or to insist upon strict performance of any covenant, agreement, provision or condition of this Agreement shall not constitute a waiver of such violation, act or omission, and such party shall have all remedies provided for in this Agreement and by applicable law with respect to such violation or other act or omission and any subsequent violation, act or omission.
     11.16 Gender. The use herein of (i) the singular number shall be deemed to mean the plural, (ii) the masculine gender shall be deemed to mean the feminine or neuter and (iii) the neuter gender shall be deemed to mean the masculine or feminine whenever the sense of this Agreement so requires.
     11.17 Limitation on Liability.
          (a) Development Manager’s liability hereunder shall be limited as follows:
               (i) The aggregate total liability of Development Manager (and its successors and assigns) to Owner under this Agreement or arising out of or in connection with the services provided hereunder (other than concerning Development Manager Overrun, Interim Rebalancing Amount, Termination Rebalancing Amount, Self Help Costs or Delivery Delay Amount) shall not exceed an amount equal to the aggregate Development Fee payable to Development Manager hereunder (regardless of whether or to what extent the Development Fee has actually been paid).
               (ii) The aggregate total liability of Development Manager (and its successors and assigns) to Owner under this Agreement for Development Manager Overrun, Interim Rebalancing Amount, Termination Rebalancing Amount, Self Help Costs and Delivery Delay Amount shall not exceed the originally-stated amount of the Letter of Credit.
               (iii) Liability with respect to the entry and performance of this Agreement, however it may arise, with respect to Development Manager shall be asserted and enforced only against Development Manager and not against any member of Development Manager or any of their property. Any and all personal liability, if any, beyond that which may be asserted against Development Manager is expressly waived and released by Owner and by all persons claiming by, through or under Owner.

          (b) The aggregate total liability of Owner (and its successors and assigns) to Development Manager under this Agreement shall not exceed Owner’s interest in the Property and Project. Liability with respect to the entry and performance of this Agreement, however it may arise, with respect to Owner shall be asserted and enforced only against Owner and not against any officer, director or shareholder of Owner or any of their property. Any and all personal liability, if any, beyond that which may be asserted against Owner is expressly waived and released by Development Manager and by all persons claiming by, through or under Development Manager.
     11.18 Competitive Projects.
          (a) Development Manager may, individually or with others, engage or possess an interest in other projects and ventures of every nature and description, including, but not limited to, the ownership, financing, leasing, operation, management, brokerage, development and sale of real property and projects other than the Project, even if those other projects and ventures are in the vicinity of or competitive with the Project. Owner shall not have any right to the income or profits derived therefrom.
          (b) Owner acknowledges that Affiliates of Development Manager are engaged, directly and indirectly, in development of the developments adjacent to the Project, which includes, among other things, a mixed use development , an office development and a retail development. Owner acknowledges that the Affiliates of Development Manager may continue to be engaged directly and indirectly in such developments. Owner shall not have any right by virtue of this Agreement in and to such developments or the income or profits derived from such developments. The status of Development Manager under this Agreement shall be without prejudice to the rights of the Affiliates of Development Manager to have such other interests and activities, and to enjoy profits or compensation therefrom.
          (c) The foregoing and anything else in this Agreement notwithstanding, Development Manager shall (i) at all times treat its obligations with respect to the Project with at least an equal regard as compared to its other projects and ventures, and (ii) not discriminate against Owner or the interests of Owner in the Property or Project, or systematically impede or obstruct the full realization by Owner of its interests in the Property or Project, in connection with the exercise of Development Manager’s rights or the discharge of Development Manager’s obligations under this Agreement or the agreements and documents governing its other project or ventures.
     11.19 References to Days; Performance. All references to “days” and all periods for performance or notices specified in terms of days shall be calendar days, and not business days, unless otherwise provided herein. If the date or day for performance of any obligation, covenant or notice under this Agreement shall fall on a Saturday, Sunday or legal holiday under the laws of the State of California, the date or day for performance thereof shall be extended to the next business day. For purposes of this Agreement, a “business day” means any day except Saturday, Sunday, or a legal holiday under the laws of the State of California.
     11.20 Entire Agreement. This Agreement supersedes any prior agreements, negotiations and communications, oral or written, including any letter of intent or letter of understanding previously executed by such parties, if any, and contains the entire agreement between Owner and Development Manager as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Owner and Development Manager have executed this Agreement as of the date first above written.
OWNER:
BROCADE COMMUNICATIONS SYSTEMS, INC.,
a Delaware corporation

By:
Richard Deranleau Its: Vice President of Finance and Chief Financial Officer
MFP/HUNTER@FIRST DEVELOPMENT PARTNERS, LLC,
a Delaware limited liability company

By:	MFP/HUNTER@FIRST OFFICE PARTNERS, LLC,
a Delaware limited liability company
Its: Sole Member

	By:	USO At First, LLC,
a California limited liability company
Its: Administrative Member

		By:	Technology Station Associates, LLC,
a California limited liability company
Its: Sole Member

			By:	Hunter/Storm Univ. Station, LLC,
a California limited liability company
Its: Managing Member

				By:	Hunter/Storm, Inc.,
a Delaware corporation
Its: Manager

By:
Derek K. Hunter, Jr. Its: President and Secretary

EXHIBIT A
LEGAL DESCRIPTION OF PROPERTY
Real property in the City of San Jose, County of Santa Clara, State of California, more particularly described as follows:
PARCEL ONE:
Parcels 1, 2 and 3 as shown upon that certain Map entitled “Parcel Map – Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-A:
Unit 1, as said unit is depicted on that certain Condominium Plan entitled “Condominium Plan Parcel 5 at First Condominiums”, which shall hereafter be referred to as (the “Plan”), which Plan is attached to and which unit is made subject to that certain Declaration of Covenants, Conditions and Restrictions for Parcel 5 at First Garage Condominiums, a Commercial/Industrial Project, which shall hereafter be referred to as (the “Declaration”), which Declaration recorded 5-23, 2008 as Document No. 19683733, Official Records; said Unit being situated on Lot 5 as said lot is shown upon that certain Map entitled “Parcel Map – Parcel 5 is for Condominium Purposes being a subdivision of Parcels 1, 2 and 3 as shown on that certain Parcel Map filed for record on August 14, 2007 in Book 817 of Maps, page 23 and 24, Santa Clara County Records”, which Map was filed in the Office of the Recorder, County of Santa Clara, State of California on May 5, 2008, in Book 824 of Maps, at pages 39, 40, 41 and 42, Santa Clara County Records, as amended by that certain Certificate of Correction recorded May 13, 2007 as Instrument No. 19851478, Official Records.
PARCEL TWO-B
An undivided 1/2 interest as tenants in common, in the Common Area of Lot 5, as defined in the Declaration and depicted on the Plan.
EXCEPTING AND RESERVING THEREFROM THE FOLLOWING:
1. All the condominium units depicted on the Plan and defined in the Declaration other than the condominium unit described in Parcel Two-A above.
2. Non-exclusive easements for access, ingress, egress, support, utilities and other rights, over, under, upon and through the Common Area, appurtenant to all units, as said easements and rights are defined in the Declaration.

Exhibit A – Page 1

3. All easements as provided for in the Declaration.
PARCEL TWO-C:
A non-exclusive easement, appurtenant to Parcel Two-A above, for access, ingress, egress, support, utilities and all other easements and rights, over, under, upon and through the Common Areas as said easements and rights are defined in the Declaration.
PARCEL THREE:
Rights and easements granted in that certain Declaration of Master Covenants, Conditions, Restrictions and Reciprocal Easements recorded October 31, 2007 as Instrument No. 19634748, as amended by that certain First Supplemental Declaration of Covenants, Conditions, Restrictions and Reciprocal Easements recorded 5-23, 2008 as Instrument No. 19683731, both of Official Records.
PARCEL FOUR:
Non-exclusive easements for the passage of vehicles and pedestrians, utilities, drainage of storm waters and runoff as granted in that certain Declaration of Reciprocal Easements @First Office Project recorded 5-23, 2008 as Instrument No. 19683732, Official Records.
PARCEL FIVE:
Temporary, exclusive easements for parking as granted in that certain Parking Easement Agreement recorded5-23, 2008 as Instrument No.19683740, Official Records.
APN: Portions of 097-03-079 and 097-03-085 and 097-03-108 and 097-03-087

Exhibit A – Page 2

EXHIBIT A-1
PARCEL MAP
The Parcel Map has been recorded in the official records of Santa Clara County in Book 842 of Maps at Pages 39–42 on May 5, 2008. A rendering of the Parcel Map is attached for reference purposes only.

Exhibit A-1 – Page 1

HIGHWAY 237
PARCEL 7
14.846 ± ACRES
(824 M 39-42)
PARCEL 1
1.969± ACRES
(824 M 39-42)
PARCEL 2
2.187± ACRES
(824 M 39-42)
PARCEL 3
2.739± ACRES
(824 M 39-42)
PARCEL 6
10.111± ACRES
(824 M 39-42)
PARCEL 4
2.135± ACRES
(824 M 39-42)
PARCEL 5
4.776± ACRES
(824 M 39-42)
HOLGER WAY
HEADQUARTERS DRIVE

# PARCEL MAP EXHIBIT

@ FIRST PROJECT

SAN JOSE CALIFORNIA

(FOR REFERENCE ONLY)

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

| | |
|---|---|
| DATE | MAY, 2008 |
| SCALE | N.T.S. |
| DR. BY | JN |
| JOB | A06247 |
| SHEET NO. | 1 |

Exhibit A-1 – Page 2

EXHIBIT A-2
PARKING PARCEL CONDOMINIUM MAP

# EXHIBIT "A"
## CONDOMINIUM PLAN
## PARCEL 5 AT FIRST
## GARAGE CONDOMINIUMS

DESCRIPTION

| DESCRIPTION | SHEET |
|---|---|
| Index | 1 |
| Surveyor's Statement | 2 |
| Notes and Definitions | 3 |
| Units | 4 |
| Common Area | 5 |

CONDOMINIUM PLAN
PARCEL 5 AT FIRST GARAGE
EXHIBIT "A"

SAN JOSE CALIFORNIA

INDEX

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

| | |
|---|---|
| DATE | MAY, 2008 |
| SCALE | N/A |
| DR. BY | CSS/BR |
| JOB | A06247-10 |
| SHEET NO. | 1 OF 5 |

Exhibit A-2 – Page 1

# SURVEYOR'S STATEMENT

"I, Ryan M. Amaya, hereby state that I am a Licensed Professional Land Surveyor, L.S. Number 8134, of the State of California, that a survey was made under my direction and that the survey is true and complete as shown on this plan; that the monuments and benchmarks are of the character and occupy the positions indicated on the within plan and that they are sufficient to enable this survey to be retraced, and that the buildings are as shown; the condominium plan consists of a description or survey map of a condominium project which refers to or shows monumentation on the ground and a three dimensional description of the project in sufficient detail to identify the common areas and each separate interest pursuant to the requirements of California Civil Code 1351(e)."

Date: ______________________

______________________
Ryan M. Amaya
L.S. No. 8134

LICENSED LAND SURVEYOR
RYAN M. AMAYA
EXP. 12-31-08
No. 8134
STATE OF CALIFORNIA

CONDOMINIUM PLAN
PARCEL 5 AT FIRST GARAGE
EXHIBIT "A"

SAN JOSE — CALIFORNIA

| | |
|---|---|
| DATE | MAY, 2008 |
| SCALE | N/A |
| DR. BY | CSS/BR |
| JOB | A06247-10 |
| SHEET NO. | 2 OF 5 |

SURVEYOR'S STATEMENT

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

Exhibit A-2 – Page 2

# NOTES AND DEFINITIONS

1. All dimensions shown are in feet and decimals thereof.

2. All building and unit lines are parallel or perpendicular to each other, unless shown otherwise on the plans.

3. "Unit" means the two Air Space Units, as defined in Section 2.2 of the Covenants, Conditions and Restrictions, for Parcel 5 at First Garage Condominiums (the "CC&Rs") and in Section 1351(f) of the California Civil Code, which are not owned in common with the Owners of other Condominiums in the Project. Each Unit is identified by separate number on the Condominium Plan.

4. "Common Area" means all of the Project excepting the individual Units, as defined in Section 2.9 in the CC&Rs.

5. Benchmark: Santa Clara Valley Water District BM-273, Brass disk in top of the curb on the southerly side of Holger Way in front of third fire hydrant approx. 950' easterly of Headquarters Drive. Elevation = 4.19 feet.
(Note: 100 feet was added to all elevations shown hereon.)

CONDOMINIUM PLAN
PARCEL 5 AT FIRST GARAGE
EXHIBIT "A"

SAN JOSE — CALIFORNIA

NOTES AND DEFINITIONS

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

| | |
|---|---|
| DATE | MAY, 2008 |
| SCALE | N/A |
| DR. BY | CSS/BR |
| JOB | A06247-10 |
| SHEET NO. | 3 OF 5 |

Exhibit A-2 – Page 3

CURVE TABLE FOR SHEET 4 ONLY:

| CURVE | RADIUS | DELTA | LENGTH |
|---|---|---|---|
| C1 | 123.00' | 23°30'51" | 50.48' |
| C2 | 652.38' | 20°26'08" | 232.68' |
| C3 | 631.47' | 25°35'23" | 282.03' |
| C4 | 631.47' | 14°53'05" | 164.05' |

LINE TABLE FOR SHEET 4 ONLY:

| LINE | BEARING | DISTANCE |
|---|---|---|
| L1 | S 88°44'54" W | 3.85' |
| L2 | N 37°32'48" E | 43.43' |

NOTE:
COMMON AREA
ELEVATION 90.00
DOWNWARD TO INFINITY
SEE SHEET 5

## LEGEND

| | |
|---|---|
| PROPERTY LINE | ———— - - ———— |
| ADJACENT PROPERTY LINE | ———— - - ———— |
| CENTERLINE | ———— — ———— |
| EASEMENT | — — — — — — |
| UNIT LINE | —— - —— - —— |

North

## ABBREVIATIONS

| | |
|---|---|
| (R) | RADIAL |
| O.R. | OFFICIAL RECORD |
| P.S.E. | PUBLIC SERVICE EASEMENT |
| E.A.E. | EMERGENCY ACCESS EASEMENT |
| RAD | RADIUS |
| S.E. | SIDEWALK EASEMENT |

N 37°32'48" E 188.85'
N 62°27'12" W
54.96'
C4
S 49°06'01" E(R)
291.79'
N 52°27'12" W
UNIT 1
2.874 ± ACRES
ELEVATION 90.00 UPWARD TO INFINITY
PARCEL 5
(FOR CONDOMINIUM PURPOSES)
4.777 ± ACRES
(824 M 39-42)
291.79'
N 52°27'12" W
20.00' E.A.E.
(824 M 39-42)
C3
S 08°37'33" E(R)
(631.47' RAD)
S 07°00'23" E(R)
(652.38' RAD)
S 13°25'45" W(R)
(652.38' RAD)
C2
UNIT 2
1.903 ± ACRES
ELEVATION 90.00 UPWARD TO INFINITY
10.00' P.S.E.
(523 M 7)
N 62°44'39" W
27.70'
335.05'
275.29'
N 37°32'48" E
610.34'
L1
L2
C1
30'
30'
HEADQUARTERS DRIVE
ROSE ORCHARD WAY
3.00' S.E.
(824 M 39-42)

| | | |
|---|---|---|
| CONDOMINIUM PLAN<br>PARCEL 5 AT FIRST GARAGE<br>EXHIBIT "A" | | DATE MAY, 2008 |
| SAN JOSE | CALIFORNIA | SCALE 1" = 100' |
| | | DR. BY CSS/BR |
| UNITS | KIER & WRIGHT<br>CIVIL ENGINEERS & SURVEYORS, INC.<br>3350 Scott Boulevard, Building 22<br>Santa Clara, California 95054<br>(408) 727 6665<br>fax (408) 727 5641 | JOB A06247-10 |
| | | SHEET NO. 4 OF 5 |

Exhibit A-2 – Page 4

LINE TABLE FOR SHEET 5 ONLY:

| LINE | BEARING | DISTANCE |
|---|---|---|
| L1 | S 88°44'54" W | 3.85' |
| L2 | N 37°32'48" E | 43.43' |

CURVE TABLE FOR SHEET 5 ONLY:

| CURVE | RADIUS | DELTA | LENGTH |
|---|---|---|---|
| C1 | 123.00' | 23°30'51" | 50.48' |
| C2 | 652.38' | 20°26'08" | 232.68' |

## LEGEND

PROPERTY LINE

ADJACENT PROPERTY LINE

CENTERLINE

EASEMENT

UNIT LINE

North

## ABBREVIATIONS

| | |
|---|---|
| (R) | RADIAL |
| O.R. | OFFICIAL RECORD |
| P.S.E. | PUBLIC SERVICE EASEMENT |
| E.A.E. | EMERGENCY ACCESS EASEMENT |
| RAD | RADIUS |
| S.E. | SIDEWALK EASEMENT |

PARCEL 1
(824 M 39-42)
PARCEL 2
(824 M 39-42)
PARCEL 3
(824 M 39-42)
PARCEL 4
(824 M 39-42)
PARCEL 6
(824 M 39-42)
N 37°32'48" E 188.85'
R=631.47'
D=40°28'28"
L=446.08'
N 62°27'12" W
54.96'
S 49°06'01" E(R)
20.00' E.A.E.
(824 M 39-42)
291.79'
N 52°27'12" W
COMMON AREA
ELEVATION 90.00 DOWNWARD TO INFINITY
S 08°37'33" E(R)
(631.47' RAD)
S 07°00'23" E(R)
(652.38' RAD)
S 13°25'45" W(R)
(652.38' RAD)
C2
PARCEL 5
(FOR CONDOMINIUM PURPOSES)
4.777 ± ACRES
(824 M 39-42)
10.00' P.S.E.
(523 M 7)
N 62°44'39" W
27.70'
N 37°32'48" E
610.34'
L1
L2
C1
30'
30'
HEADQUARTERS DRIVE
ROSE ORCHARD WAY
3.00' S.E.
(824 M 39-42)

| | | |
|---|---|---|
| CONDOMINIUM PLAN<br>PARCEL 5 AT FIRST GARAGE<br>EXHIBIT "A" | SAN JOSE | CALIFORNIA |
| DATE | APR., 2008 | |
| SCALE | 1" = 100' | |
| DR. BY | CSS/BR | |
| JOB | A06247-10 | |
| SHEET NO. | 5 OF 5 | |

## COMMON AREA

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

Exhibit A-2 – Page 5

EXHIBIT B-1
DESCRIPTION OF BUILDING TWO PLANS AND SPECIFICATIONS
See Attached 3 Pages

Exhibit B-1 – Page 1

The Offices @ First — EXHIBIT A1
Index of Drawings and Specificaions — Building 1
5/1/08

Drawing #	Sheet Title	Sheet Date
Architectural Sheet Index
A0.0	Cover Sheet	5/1/2008
A0.01	Index and Project Information	5/1/2008
A0.02	General Notes	5/1/2008
A0.07	Accessibility Details and Signage	5/1/2008
A0.08	Accessibility Details	5/1/2008
A1.01	Site Plan	5/1/2008
A1.03	Site Accessibility Details	5/1/2008
A2.11	First Floor Plan	5/1/2008
A2.12	Second Floor Plan	5/1/2008
A2.13	Third Floor Plan	5/1/2008
A2.14	Fourth Floor Plan	5/1/2008
A2.15	Penthouse Plan	5/1/2008
A2.16	Roof Plan	5/1/2008
A3.01	West Elevation	5/1/2008
A3.02	North and South Elevation	5/1/2008
A3.03	East Elevation	5/1/2008
A3.11	Longitudinal Building Section	5/1/2008
A3.12	Cross Building Section	5/1/2008
A4.01	First Floor Edge of Slab Plan	5/1/2008
A4.02	Second Floor Edge of Slab Plan	5/1/2008
A4.03	Third Floor Edge of Slab Plan	5/1/2008
A4.04	Fifth and Sixth Floor Edge of Slab Plan	5/1/2008
A4.05	Penthouse Edge of Slab Plan	5/1/2008
A5.01	Enlarged Lobby Plan	5/1/2008
A5.03	First Floor Lobby RCP	5/1/2008
A5.05	Interior Elevations	5/1/2008
A5.06	Interior Elevations	5/1/2008
A5.10	Enlarged Restroom Plans and Elevations	5/1/2008
A5.11	Enlarged Restroom Plans and Elevations	5/1/2008
A6.11	First Floor RCP Plan	5/1/2008
A6.12	Second Floor RCP Plan	5/1/2008
A6.13	Floor RCP Plan For 3rd Floor and Above	5/1/2008
A7.01	Enlarged Plans Stair #1	5/1/2008
A7.02	Enlarged Section Stair #1	5/1/2008
A7.03	Enlarged Plans Stair #1	5/1/2008
A7.04	Enlarged Section Stair #2	5/1/2008
A7.05	Stair Details	5/1/2008
A7.06	Enlarged Stair Section #3	5/1/2008
A7.10	Enlarged Elevator Plans	5/1/2008
A7.11	Enlarged Elevator Elevation and Sections	5/1/2008
A7.12	Elevator Details	5/1/2008
A8.01	Enlarged Wall Elevation, Section, and Plan At Curtain Wall System # 1	5/1/2008
A8.02	Enlarged Wall Elevation, Section, and Plan At Lobby	5/1/2008
A8.03	Enlarged Wall Elevation, Section, and Plan At Storefront	5/1/2008
A8.04	Enlarged Wall Elevation, Section, and Plan At Roof Screen	5/1/2008
A8.05	Enlarged Wall Elevation, Section, and Plan At Building Indentation	5/1/2008
A8.06	Enlarged Wall Elevation, Section, and Plan At Tower: Base	5/1/2008
A8.07	Enlarged Wall Elevation, Section, and Plan At Stair Tower	5/1/2008
A8.08	Enlarged Wall Elevation, Section, and Plan At Wing Wall	5/1/2008
Vance Brown, Inc.

The Offices @ First — EXHIBIT A1
Index of Drawings and Specificaions — Building 1
5/1/08

Drawing #	Sheet Title	Sheet Date
A8.10	Enlarged Wall Elevation, Section, and Plan At Storefront	5/1/2008
A8.20	Curtain Wall Details	5/1/2008

A8.21	Curtain Wall Details	5/1/2008
A8.22	Curtain Wall Details	5/1/2008
A8.24	Curtain Wall Details	5/1/2008
A9.01	Roof Details	5/1/2008
A10.00	Assembly Schedule	5/1/2008
A10.01	Partition Schedule	5/1/2008
A10.02	Partition Schedule	5/1/2008
A10.03	Partition Schedule	5/1/2008
A10.04	Partition Details	5/1/2008
A10.05	Partition Details	5/1/2008
A10.06	Interior Details	5/1/2008
A10.10	Door Schedule	5/1/2008
A10.11	Door Details	5/1/2008
A10.30	Material and Finish Schedule	5/1/2008
A11.01	Lobby Details	5/1/2008

Structural Sheet Index
S1.01	General Notes	5/1/2008
S1.02	Typical Details	5/1/2008
S1.03	Typical Details	5/1/2008
S2.11	First Floor Foundation Plan	5/1/2008
S2.11A	First Floor Slab Reinforcement	5/1/2008
S2.12	Second Floor Framing Plan	5/1/2008
S2.13	Third Floor Framing Plan	5/1/2008
S2.14	Fourth Floor Framing Plan	5/1/2008
S2.15	Mechanical Penthouse Framing Plan	5/1/2008
S2.16	Roof Framing Plan	5/1/2008
S3.01	Frame Elevations	5/1/2008
S3.02	Frame Elevations	5/1/2008
S3.03	Braced Frame Details	5/1/2008
S3.04	Braced Frame Details	5/1/2008
S4.01	Foundation Details	5/1/2008
S4.02	Foundation Details	5/1/2008
S5.01	Steel Details	5/1/2008
S5.02	Steel Details	5/1/2008
S5.03	Steel Details	5/1/2008
S5.04	Steel Details	5/1/2008
S5.05	Steel Details	5/1/2008
S5.06	Steel Details	5/1/2008

Mechaical Sheet Index
M1.1	Drawing Index, Equipment Schedules and Notes	5/1/2008
M2.1	First Floor HVAC Plan	5/1/2008
M2.2	Second Floor HVAC Plan	5/1/2008
M2.3	Third Floor HVAC Plan	5/1/2008
M2.4	Fourth Floor HVAC Plan	5/1/2008
M2.5	Penthouse and Low Roof HVAC Eqipment Plan	5/1/2008
M2.6	Penthouse and Low Roof Coordination Plan	5/1/2008
Vance Brown, Inc.

The Offices @ First — EXHIBIT A1
Index of Drawings and Specificaions — Building 1
5/1/08

Drawing #	Sheet Title	Sheet Date
Electrical Sheet Index
E1.0	Symbol List and Title 24	5/1/2008
E1.1	Title 24 and Fixture Schedule (Outdoor)	5/1/2008

E3.1	First Floor Electrical Plan	5/1/2008
E3.2	Second Floor Electrical Plan	5/1/2008
E3.3	Third Floor Electrical Plan	5/1/2008
E3.4	Fourth Floor Electrical Plan	5/1/2008
E3.8	Penthouse and Roof Electrical Plan	5/1/2008
E3.9	Penthouse Power Plan	5/1/2008
E4.1	Single Line Diagram “MSB1A”	5/1/2008
E4.2	Single Line Diagram “MSB1A”	5/1/2008
E4.3	Panel Schedules	5/1/2008

Plumbing Sheet Index
P1.0	Index, Legends, and Schedule	5/1/2008
P2.11	First Floor Plan	5/1/2008
P2.12	Second Floor Plan	5/1/2008
P2.13	Third Floor Plan	5/1/2008
P2.14	Fourth Floor Plan	5/1/2008
P2.15	Penthouse Plan	5/1/2008
P3.01	Enlarged Plans	5/1/2008
P3.02	Enlarged Plans	5/1/2008
P4.01	Details	5/1/2008
P4.02	Diagrams	5/1/2008
P4.03	Diagrams	5/1/2008
P4.04	Diagrams	5/1/2008

Project Specifcations, dated 5/1/08.
BAGG Geotechnical Report, dated 6/18/07.
BAGG Geotechnical Report, dated 01/13/07.
BAGG Geotechnical Report, dated 1/14/08.
Vance Brown, Inc.

EXHIBIT B-2
DESCRIPTION OF BUILDING THREE PLANS AND SPECIFICATIONS
See Attached 4 Pages

Exhibit B-2 – Page 1

The Offices @ First — EXHIBIT A2
Index of Drawings and Specifications — Building 2
5/1/08

Drawing #	Sheet Title	Sheet Date
Architectural Sheet Index
A0.0	Cover Sheet	5/1/2008
A0.01	Index Sheet Project Information	5/1/2008
A0.02	General Notes	5/1/2008
A0.03	Exiting and Occupancy Plans	5/1/2008
A0.04	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.05	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.06	Site Accessible Path of Travel	5/1/2008
A0.07	Accessibility Details and Signage	5/1/2008
A0.08	Accessibility Details	5/1/2008
A0.09	Title 24 Report	5/1/2008
A0.10	Title 24 Report	5/1/2008
A0.11	Title 24 Report	5/1/2008
A0.12	Title 24 Report	5/1/2008
A1.01	Site Plan	5/1/2008
A1.02	Enlarged Partial Site Plan	5/1/2008
A1.03	Site Accessibility Details	5/1/2008
A2.11	First Floor Plan	5/1/2008
A2.12	Second Floor Plan	5/1/2008
A2.13	Third Floor Plan	5/1/2008
A2.14	Fifth Floor Plan	5/1/2008
A2.14A	Seventh Floor Plan	5/1/2008
A2.15	Penthouse Plan	5/1/2008
A2.16	Roof Plan	5/1/2008
A3.01	West Elevation	5/1/2008
A3.02	North and South Elevation	5/1/2008
A3.03	East Elevation	5/1/2008
A3.11	Longitudinal Building Section	5/1/2008
A3.12	Cross Building Section	5/1/2008
A4.01	First Floor Edge of Slab Plan	5/1/2008
A4.02	Second Floor Edge of Slab Plan	5/1/2008
A4.03	Third Floor Edge of Slab Plan	5/1/2008
A4.04	Fifth and Sixth Floor Edge of Slab Plan	5/1/2008
A4.04A	Seventh Floor Edge of Slab Plan	5/1/2008
A4.05	Penthouse Edge of Slab Plan	5/1/2008
A5.01	Enlarged Lobby Plan	5/1/2008
A5.03	First Floor Lobby RCP	5/1/2008
A5.05	Interior Elevations	5/1/2008
A5.06	Interior Elevations	5/1/2008
A5.10	Enlarged Restroom Plans and Elevations	5/1/2008
A5.11	Enlarged Restroom Plans and Elevations	5/1/2008
A6.11	First Floor RCP Plan	5/1/2008
A6.12	Second Floor RCP Plan	5/1/2008
A6.13	Floor RCP Plan for Typ. Floor	5/1/2008
A6.14	Floor RCP Plan Seventh Floor Plan	5/1/2008
A7.01	Enlarged Plans Stair #1	5/1/2008
A7.02A	Enlarged Section Stair #3	5/1/2008
A7.03	Enlarged Plans Stair #1	5/1/2008
A7.04	Enlarged Section Stair #2	5/1/2008
A7.05	Stair Details	5/1/2008
Vance Brown, Inc.

The Offices @ First — EXHIBIT A2
Index of Drawings and Specifications — Building 2
5/1/08

Drawing #	Sheet Title	Sheet Date
A7.06	Enlarged Stair Section #3	5/1/2008
A7.10	Enlarged Elevator Plans	5/1/2008

A7.11	Enlarged Elevator Elevation and Sections	5/1/2008
A7.12	Elevator Details	5/1/2008
A8.01	Enlarged Wall Elevation, Section, and Plan At Curtain Wall System # 1	5/1/2008
A8.02	Enlarged Wall Elevation, Section, and Plan At Lobby	5/1/2008
A8.03	Enlarged Wall Elevation, Section, and Plan At Storefront	5/1/2008
A8.04	Enlarged Wall Elevation, Section, and Plan At Roof Screen	5/1/2008
A8.05	Enlarged Wall Elevation, Section, and Plan at Building Indentation	5/1/2008
A8.06	Enlarged Wall Elevation, Section, and Plan At Tower: Base	5/1/2008
A8.07	Enlarged Wall Elevation, Section, and Plan At Stair Tower	5/1/2008
A8.08	Enlarged Wall Elevation, Section, and Plan At Wing Wall	5/1/2008
A8.09	Enlarged Wall Elevation, Section, and Plan At Penthouse	5/1/2008
A8.20	Curtain Wall Details	5/1/2008
A8.21	Curtain Wall Details	5/1/2008
A8.22	Curtain Wall Details	5/1/2008
A8.23	Curtain Wall Details	5/1/2008
A8.24	Penthouse Details	5/1/2008
A9.01	Roof Details	5/1/2008
A9.02	Roof Details	5/1/2008
A10.00	Assembly Schedule	5/1/2008
A10.01	Partition Schedule	5/1/2008
A10.02	Partition Schedule	5/1/2008
A10.03	Partition Schedule	5/1/2008
A10.04	Partition Details	5/1/2008
A10.05	Partition Details	5/1/2008
A10.06	Interior Details	5/1/2008
A10.10	Door Schedule	5/1/2008
A10.11	Door Details	5/1/2008
A10.30	Material and Finish Schedule	5/1/2008
A11.01	Lobby Details	5/1/2008

Structural Sheet Index
S1.01	General Notes	5/1/2008
S1.02	Typical Details	5/1/2008
S1.03	Typical Details	5/1/2008
S2.11	First Floor Framing Plan	5/1/2008
S2.11A	First Floor Slab Reinforcement	5/1/2008
S2.12	Second Floor Framing Plan	5/1/2008
S2.13	Third Floor Framing Plan	5/1/2008
S2.14	Fourth Floor Framing Plan	5/1/2008
S2.15	Fifth and Sixth Floor Framing Plan	5/1/2008
S2.16	Seventh Floor Framing Plan	5/1/2008
S2.17	Mechanical Penthouse Framing Plan	5/1/2008
S2.18	Roof Framing Plan	5/1/2008
S3.01	Frame Elevations	5/1/2008
S3.02	Frame Elevations	5/1/2008
S3.03	Braced Fram Details	5/1/2008
S3.04	Braced Fram Details	5/1/2008
S4.01	Foundation Details	5/1/2008
Vance Brown, Inc.

The Offices @ First — EXHIBIT A2
Index of Drawings and Specifications — Building 2
5/1/08

Drawing #	Sheet Title	Sheet Date
S4.02	Foundation Details	5/1/2008
S5.01	Steel Details	5/1/2008
S5.02	Steel Details	5/1/2008
S5.03	Steel Details	5/1/2008

S5.04	Steel Details	5/1/2008
S5.05	Steel Details	5/1/2008
S5.06	Steel Details	5/1/2008

Mechanical Sheet Index
M1.1	Drawing Index, Equipment, Schedules and Notes	5/1/2008
M2.1	First Floor HVAC Plan	5/1/2008
M2.2	Second Floor HVAC Plan	5/1/2008
M2.3	Third Floor HVAC Plan	5/1/2008
M2.4	Fourth Floor HVAC Plan	5/1/2008
M2.5	Fifth Floor HVAC Plan	5/1/2008
M2.6	Sixth Floor HVAC Plan	5/1/2008
M2.7	Seventh Floor HVAC Plan	5/1/2008
M2.8	Penthouse and Low Roof HVAC Equipment Plan	5/1/2008
M2.8C	Penthouse and Low Roof HVAC Coordination Plan	5/1/2008
M2.9	Penthouse Roof HVAC Plan	5/1/2008
M3.1	Riser Diagram	5/1/2008
M4.1	HAVC Details	5/1/2008
M5.1	Chilled and Condenser Water Piping Diagrams	5/1/2008
MT.24	Title 24	5/1/2008

Electrical Sheet Index
E1.0	Symbol List and Title 24	5/1/2008
E1.1	Title 24 and Fixture Schedule (Outdoor)	5/1/2008
E3.1	First Floor Electrical Plan	5/1/2008
E3.2	Second Floor Electrical Plan	5/1/2008
E3.3	Third Floor Electrical Plan	5/1/2008
E3.4	Fourth Floor Electrical Plan	5/1/2008
E3.5	Fifth Floor Electrical Plan	5/1/2008
E3.6	Sixth Floor Electrical Plan	5/1/2008
E3.7	Seventh Floor Electrical Plan	5/1/2008
E3.8	Penthouse and Roof Electrical Plan	5/1/2008
E3.9	Penthouse Power Plan	5/1/2008
E4.1	Single Line Diagram	5/1/2008
E4.2	Panel Schedules	5/1/2008
E4.3	Panel Schedules	5/1/2008

Plumbing Sheet Index
P1.0	Index, Legends and Schedule	5/1/2008
P2.11	First Floor Plan	5/1/2008
P2.12	Second Floor Plan	5/1/2008
P2.13	Third to Sixth Floor Plan	5/1/2008
P2.14	Seventh Floor Plan	5/1/2008
P2.15	Penthouse Plan	5/1/2008
P3.01	Enlarged Plans	5/1/2008
P3.02	Enlarged Plans	5/1/2008
Vance Brown, Inc.

The Offices @ First — EXHIBIT A2
Index of Drawings and Specifications — Building 2
5/1/08

Drawing #	Sheet Title	Sheet Date
P4.01	Details	5/1/2008
P4.02	Diagrams	5/1/2008
P4.03	Diagrams	5/1/2008
P4.04	Diagrams	5/1/2008

Drawing # Sheet Title	Sheet Date
Project Specifcations, dated 5/1/08.
BAGG Geotechnical Report, dated 6/18/07.
BAGG Geotechnical Report, dated 01/13/07.
BAGG Geotechnical Report, dated 1/14/08.
Vance Brown, Inc.

EXHIBIT B-3
DESCRIPTION OF PARKING IMPROVEMENTS PLANS AND SPECIFICATIONS
See Attached 4 Pages
Exhibit B-3 – Page 1

The Offices @ First — EXHIBIT A3
Index of Drawings and Specifcations — Building 3
5/1/08

Drawing #	Sheet Title	Sheet Date
Architectural Sheet Index
A0.0	Cover Sheet	5/1/2008
A0.01	Index Sheet Project Information	5/1/2008
A0.02	General Notes	5/1/2008
A0.03	Exiting and Occupancy Plans	5/1/2008
A0.04	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.05	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.06	Site Accessible Path of Travel	5/1/2008
A0.07	Accessibility Details and Signage	5/1/2008
A0.08	Accessibility Details	5/1/2008
A0.09	Title 24 Report	5/1/2008
A0.10	Title 24 Report	5/1/2008
A0.11	Title 24 Report	5/1/2008
A0.12	Title 24 Report	5/1/2008
A1.01	Site Plan	5/1/2008
A1.02	Enlarged Partial Site Plan	5/1/2008
A1.03	Site Accessibility Details	5/1/2008
A2.11	First Floor Plan	5/1/2008
A2.12	Second Floor Plan	5/1/2008
A2.13	Third Floor Plan	5/1/2008
A2.14	Fifth Floor Plan	5/1/2008
A2.14A	Seventh Floor Plan	5/1/2008
A2.15	Penthouse Plan	5/1/2008
A2.16	Roof Plan	5/1/2008
A3.01	West Elevation	5/1/2008
A3.02	North and South Elevation	5/1/2008
A3.03	East Elevation	5/1/2008
A3.11	Longitudinal Building Section	5/1/2008
A3.12	Cross Building Section	5/1/2008
A4.01	First Floor Edge of Slab Plan	5/1/2008
A4.02	Second Floor Edge of Slab Plan	5/1/2008
A4.03	Third Floor Edge of Slab Plan	5/1/2008
A4.04	Fifth and Sixth Floor Edge of Slab Plan	5/1/2008
A4.04A	Seventh Floor Edge of Slab Plan	5/1/2008
A4.05	Penthouse Edge of Slab Plan	5/1/2008
A5.01	Enlarged Lobby Plan	5/1/2008
A5.02	Enlarged Second Floor Plan	5/1/2008
A5.03	First Floor Lobby RCP	5/1/2008
A5.04	Second Floor Lobby RCP	5/1/2008
A5.05	Interior Elevations	5/1/2008
A5.06	Interior Elevations	5/1/2008
A5.10	Enlarged Restroom Plans and Elevations	5/1/2008
A5.11	Enlarged Restroom Plans and Elevations	5/1/2008
A6.11	First Floor RCP Plan	5/1/2008
A6.12	Second Floor RCP Plan	5/1/2008
A6.13	Floor RCP Plan for Typ. Floor	5/1/2008
A6.14	Floor RCP Plan Seventh Floor Plan	5/1/2008
A7.01	Enlarged Plans Stair #1	5/1/2008
A7.02	Enlarged Section Stair #1	5/1/2008
A7.03	Enlarged Plans Stair #1	5/1/2008

Vance Brown, Inc.	Page 1 of 4

The Offices @ First — EXHIBIT A3
Index of Drawings and Specifcations — Building 3
5/1/08

Drawing #	Sheet Title	Sheet Date
A7.04	Enlarged Section Stair #2	5/1/2008
A7.05	Stair Details	5/1/2008
A7.06	Enlarged Stair Section #3	5/1/2008
A7.10	Enlarged Elevator Plans	5/1/2008
A7.11	Enlarged Elevator Elevation and Sections	5/1/2008
A7.12	Elevator Details	5/1/2008
A8.01	Enlarged Wall Elevation, Section, and Plan At Curtain Wall System # 1	5/1/2008
A8.02	Enlarged Wall Elevation, Section, and Plan At Lobby	5/1/2008
A8.03	Enlarged Wall Elevation, Section, and Plan At Storefront	5/1/2008
A8.04	Enlarged Wall Elevation, Section, and Plan At Roof Screen	5/1/2008
A8.05	Enlarged Wall Elevation, Section, and Plan at Building Indentation	5/1/2008
A8.06	Enlarged Wall Elevation, Section, and Plan At Tower: Base	5/1/2008
A8.07	Enlarged Wall Elevation, Section, and Plan At Stair Tower	5/1/2008
A8.08	Enlarged Wall Elevation, Section, and Plan At Wing Wall	5/1/2008
A8.09	Enlarged Wall Elevation, Section, and Plan At Penthouse	5/1/2008
A8.20	Curtain Wall Details	5/1/2008
A8.21	Curtain Wall Details	5/1/2008
A8.22	Curtain Wall Details	5/1/2008
A8.23	Curtain Wall Details	5/1/2008
A8.24	Penthouse Details	5/1/2008
A9.01	Roof Details	5/1/2008
A9.02	Roof Details	5/1/2008
A10.00	Assembly Schedule	5/1/2008
A10.01	Partition Schedule	5/1/2008
A10.02	Partition Schedule	5/1/2008
A10.03	Partition Schedule	5/1/2008
A10.04	Partition Details	5/1/2008
A10.05	Partition Details	5/1/2008
A10.06	Interior Details	5/1/2008
A10.10	Door Schedule	5/1/2008
A10.11	Door Details	5/1/2008
A10.30	Material and Finish Schedule	5/1/2008
A11.01	Lobby Details	5/1/2008

Structural Sheet Index
S1.01	General Notes	5/1/2008
S1.02	Typical Details	5/1/2008
S1.03	Typical Details	5/1/2008
S2.11	First Floor Framing Plan	5/1/2008
S2.11A	First Floor Slab Reinforcement	5/1/2008
S2.12	Second Floor Framing Plan	5/1/2008
S2.13	Third Floor Framing Plan	5/1/2008
S2.14	Fourth Floor Framing Plan	5/1/2008
S2.15	Fifth and Sixth Floor Framing Plan	5/1/2008
S2.16	Seventh Floor Framing Plan	5/1/2008
S2.17	Mechanical Penthouse Framing Plan	5/1/2008
S2.18	Roof Framing Plan	5/1/2008
S3.01	Frame Elevations	5/1/2008
S3.02	Frame Elevations	5/1/2008
S3.03	Braced Fram Details	5/1/2008

Vance Brown, Inc.	Page 2 of 4

The Offices @ First — EXHIBIT A3
Index of Drawings and Specifcations — Building 3
5/1/08

Drawing #	Sheet Title	Sheet Date
S3.04	Braced Fram Details	5/1/2008
S4.01	Foundation Details	5/1/2008
S4.02	Foundation Details	5/1/2008
S5.01	Steel Details	5/1/2008
S5.02	Steel Details	5/1/2008
S5.03	Steel Details	5/1/2008
S5.04	Steel Details	5/1/2008
S5.05	Steel Details	5/1/2008
S5.06	Steel Details	5/1/2008
Mechanical Sheet Index
M1.1	Drawing Index, Equipment, Schedules and Notes	5/1/2008
M2.1	First Floor HVAC Plan	5/1/2008
M2.2	Second Floor HVAC Plan	5/1/2008
M2.3	Third Floor HVAC Plan	5/1/2008
M2.4	Fourth Floor HVAC Plan	5/1/2008
M2.5	Fifth Floor HVAC Plan	5/1/2008
M2.6	Sixth Floor HVAC Plan	5/1/2008
M2.7	Seventh Floor HVAC Plan	5/1/2008
M2.8	Penthouse and Low Roof HVAC Equipment Plan	5/1/2008
M2.8C	Penthouse and Low Roof HVAC Coordination Plan	5/1/2008
M2.9	Penthouse Roof HVAC Plan	5/1/2008
M3.1	Riser Diagram	5/1/2008
M4.1	HAVC Details	5/1/2008
M5.1	Chilled and Condenser Water Piping Diagrams	5/1/2008
MT.24	Title 24	5/1/2008

Electrical Sheet Index
E1.0	Symbol List and Title 24	5/1/2008
E1.1	Title 24 and Fixture Schedule (Outdoor)	5/1/2008
E3.1	First Floor Electrical Plan	5/1/2008
E3.2	Second Floor Electrical Plan	5/1/2008
E3.3	Third Floor Electrical Plan	5/1/2008
E3.4	Fourth Floor Electrical Plan	5/1/2008
E3.5	Fifth Floor Electrical Plan	5/1/2008
E3.6	Sixth Floor Electrical Plan	5/1/2008
E3.7	Seventh Floor Electrical Plan	5/1/2008
E3.8	Penthouse and Roof Electrical Plan	5/1/2008
E3.9	Penthouse Power Plan	5/1/2008
E4.1	Single Line Diagram	5/1/2008
E4.2	Panel Schedules	5/1/2008
E4.3	Panel Schedules	5/1/2008

Plumbing Sheet Index
P1.0	Index, Legends and Schedule	5/1/2008
P2.11	First Floor Plan	5/1/2008
P2.12	Second Floor Plan	5/1/2008
P2.13	Third to Sixth Floor Plan	5/1/2008
P2.14	Seventh Floor Plan	5/1/2008
P2.15	Penthouse Plan	5/1/2008
P3.01	Enlarged Plans	5/1/2008

Vance Brown, Inc.	Page 3 of 4

The Offices @ First — EXHIBIT A3
Index of Drawings and Specifcations — Building 3
5/1/08

Drawing #	Sheet Title	Sheet Date
P3.02	Enlarged Plans	5/1/2008
P4.01	Details	5/1/2008
P4.02	Diagrams	5/1/2008
P4.03	Diagrams	5/1/2008
P4.04	Diagrams	5/1/2008

Drawing # Sheet Title	Sheet Date
Project Specifcations, dated 5/1/08.
BAGG Geotechnical Report, dated 6/18/07.
BAGG Geotechnical Report, dated 01/13/07.
BAGG Geotechnical Report, dated 1/14/08.

Vance Brown, Inc.	Page 4 of 4

EXHIBIT B-4
PRELIMINARY BUILDING ONE SPACE PLANS
See Attached 3 Pages
Exhibit B-4 – Page 1

The Offices @ First — EXHIBIT A4
Index of Drawings and Specifications — Garage
5/1/08

Drawing #	Sheet Title	Sheet Date
Architectural Sheet Index
A0.0	Cover Sheet
A0.01	Index Sheet Project Information	5/1/2008
A0.02	General Notes	5/1/2008
A0.03	Exiting and Occupancy Plans	5/1/2008
A0.04	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.05	Exiting, Occupancy, and Code Analysis	5/1/2008
A0.06	Site Accessibility Path of Travel	5/1/2008
A0.07	Accessibility Details and Signage	5/1/2008
A1.01	Site Plan	5/1/2008
A1.10	Trash Enclosure Detail	5/1/2008
A1.11	Trash Enclosure Detail	5/1/2008
A2.11E	Garage First Floor Plan	5/1/2008
A2.11W	Garage First Floor Plan	5/1/2008
A2.12E	Garage Second to Fourth Floor Plan	5/1/2008
A2.12W	Garage Second to Fourth Floor Plan	5/1/2008
A2.13E	Garage Fifth Floor Plan	5/1/2008
A2.13W	Garage Fifth Floor Plan	5/1/2008
A2.14E	Garage Sixth Floor Plan	5/1/2008
A2.14W	Garage Sixth Floor Plan	5/1/2008
A2.15E	Garage Roof Plan	5/1/2008
A2.15W	Garage Roof Plan	5/1/2008
A3.01	Parking Structure Elevations	5/1/2008
A3.11	Parking Structure Elevation and Sections	5/1/2008
A7.01	Stair 1and Elevators Plan and Section	4/25/2008
A7.02	Stair 1 and 2 Sections	5/1/2008
A7.03	Stair 2 and Elevator Plans	5/1/2008
A7.04	Stair 3 Plan and Sections	5/1/2008
A7.04A	Stair 4 Plan and Section	5/1/2008
A7.05	Stair Details	5/1/2008
A7.10	Enlarged Elevator Plans, Elevations and Sections	5/1/2008
A7.11	Elevator Cab	5/1/2008
A8.01	Enlarged Wall Elevation, Section, and Plan at Aluminum/Glass System	5/1/2008
A8.02	Enlarged Wall Elevation, Section, and Plan at Aluminum/Glass System	5/1/2008
A8.03	Enlarged Wall Elevation, Section, and Plan at Concrete Crashwall	5/1/2008
A8.04	Enlarged Wall Elevation, Section, and Plan at Concrete Crashwall	5/1/2008
A8.05	Enlarged Wall Elevation, Section, and Plan at Concrete Crashwall With Aluminum Panel Cladding	5/1/2008
A8.06	Enlarged Wall Elevation, Section, and Plan at Concrete Shearwall	5/1/2008
A8.07	Enlarged Wall Elevation, Section, and Plan at Glass FlyBy	5/1/2008
A8.08	Enlarged Wall Elevation, Section, and Plan at Cable Rail	5/1/2008
A8.09	Enlarged Wall Elevation, Section, and Plan at Ramp	5/1/2008
A8.10	Enlarged Wall Elevation, Section, and Plan at Drive Entrance	5/1/2008
A8.11	Enlarged Wall Elevation, Section, and Plan at Concrete Shearwall	5/1/2008
A8.12	Enlarged Wall Elevation, Section, and Plan at Concrete Shearwall	4/25/2008
A8.13	Enlarged Wall Elevation, Section, and Plan at Ramp	4/25/2008
A8.14	Enlarged Wall Elevation, Section, and Plan at Glass Towers	4/25/2008
A8.20	Garage Details	4/25/2008
A8.21	Garage Details	5/1/2008
A8.22	Garage Details	4/25/2008
A9.01	Roof Details	4/25/2008

Vance Brown, Inc.	Page 1 of 3

The Offices @ First — EXHIBIT A4
Index of Drawings and Specifications — Garage
5/1/08

Drawing #	Sheet Title	Sheet Date
A9.02	Trash Area Roof Details	4/25/2008
A10.00	Assembly Schedule	4/25/2008
A10.01	Partition Schedule	5/1/2008
A10.02	Partition Schedule	5/1/2008
A10.03	Partition Schedule	4/25/2008
A10.04	Partition Details	5/1/2008
A10.05	Partition Details	5/1/2008
A10.06	Interior Details	5/1/2008
A10.10	Door Schedule	4/25/2008
A10.30	Material and Finish Schedule	4/25/2008

Structural Sheet Index
S1.01	General Notes	4/25/2008
S1.02	Typical Details	4/25/2008
S1.03	Typical Details	4/25/2008
S1.04	Typical Details	4/25/2008
S2.11A	First Floor Foundation Plan	4/25/2008
S2.11B	First Floor Foundation Plan	4/25/2008
S2.11C	First Floor Foundation Plan	4/25/2008
S2.11D	First Floor Foundation Plan	4/25/2008
S2.12A	Typical Floor Framing Plan	4/25/2008
S2.12B	Typical Framing Plan	4/25/2008
S2.12C	Typical Framing Plan	4/25/2008
S2.12D	Typical Framing Plan	4/25/2008
S2.13A	Sixth Floor Framing Plan	4/25/2008
S2.13B	Sixth Floor Framing Plan	4/25/2008
S2.13C	Sixth Floor Framing Plan	4/25/2008
S2.13D	Sixth Floor Framing Plan	4/25/2008
S3.01	Frame Elevations	4/25/2008
S3.02	Frame Elevations	4/25/2008
S3.03	Shearwall Details	4/25/2008
S4.01	Foundation Details	4/25/2008
S4.02	Foundation Details	4/25/2008
S5.01	Concrete Details	4/25/2008
S5.02	Concrete Details	4/25/2008
S6.01	Steel Details	4/25/2008

Mechanical Sheet Index
M1.1	Drawing Index, Notes, and Title 24	5/1/2008
M2.11	HVAC Garage Parking	5/1/2008
M2.14	Garage Sixth Floor Plan (Roof)	5/1/2008

Electrical Sheet Index
E1.0	Symbol List and Title 24	4/25/2008
E1.1	Title 24 (Outdoor Lighting)	4/25/2008
E2.0	Site Plan	4/25/2008
E2.1	Garage First Floor Electical Plan	4/25/2008
E2.2	Garage Second to Fourth Floor Electrical Plan Typical	4/25/2008
E2.3	Garage Fifth Floor Electrical Plan Typical	4/25/2008
E2.4	Garage Sixth Floor Electrical Plan	4/25/2008
E2.5	Garage Roof Electrical Plan	4/25/2008

Vance Brown, Inc.	Page 2 of 3

The Offices @ First — EXHIBIT A4
Index of Drawings and Specifications — Garage
5/1/08

Drawing #	Sheet Title	Sheet Date
E3.1	Single Line and Panel Schedules	4/25/2008
Plumbing Sheet Index
P0.1	Index, Legends Schedule, and Details	4/25/2008
P1.01	Site Plan	4/25/2008
P2.11	Garage First Floor Plan	4/25/2008
P2.12	Garage Second Floor Plan	4/25/2008
P2.13	Garage Third to Fifth Floor Plan	4/25/2008
P2.14	Garage Sixth Floor Plan (Roof)	4/25/2008

Project Specifcations,dated 5/1/08.
BAGG Geotechnical Report, dated 6/18/07.
BAGG Geotechnical Report, dated 01/13/07.
BAGG Geotechnical Report, dated 1/14/08.

Vance Brown, Inc.	Page 3 of 3

EXHIBIT B-5
SITE IMPROVEMENT PLANS
See Attached 2 Pages

Exhibit B-5 Page 1

The Office @ First- EXHIBIT A5
Index of Drawings and Specifications — Site Improvements
5/1/08

Drawing #	Sheet Title	Sheet Date
Civil Sheet Index
C1.0	Cover Sheet	5/1/2008
C2.0	Notes, Legend, and Abbreviations	5/1/2008
C2.1	Construction Notes	5/1/2008
C2.2	Construction Details	5/1/2008
C3.0	Topographic and Boundary Survey	5/1/2008
C3.1	Topographic and Boundary Survey	5/1/2008
C4.0	Horizontal Control and Paving Plan: Buildings 1 and 2	5/1/2008
C4.1	Horizontal Control and Paving Plan: Buildings 3 and 4	5/1/2008
C4.2	Horizontal Control and Paving Plan: Phase One Garage	5/1/2008
C5.0	Grading and Drainage Plan: Buildings 1 and 2	5/1/2008
C5.1	Grading and Drainage Plan: Buildings 3 and 4	5/1/2008
C5.2	Grading and Drainage Plan: Phase One Garage	5/1/2008
C6.0	Site Sections	5/1/2008
C7.0	Site Utility Plan Buildings 1 and 2	5/1/2008
C7.1	Site Utility Plan Courtyard Area	5/1/2008
C7.2	Site Utility Plan Buildings 3 and 4	5/1/2008
C7.3	Site Utility Plan Phase One Garage	5/1/2008
C8.0	Stormwater Control Plan: Overall Site	5/1/2008
C8.1	Stormwater Control Notes and Calculations	5/1/2008
C8.2	Erosion Control Plan	5/1/2008

Landscaping Sheet Index
L1.1	Notes and Legends	5/1/2008
L1.2	Notes and Legends	5/1/2008
L1.3	Planting Notes and Legends	5/1/2008
L1.4	Plant List	5/1/2008
L2.1	Landscape Layout Plan Building 1	5/1/2008
L2.2	Landscape Layout Plan Building 2	5/1/2008
L2.3	Landscape Layout Plan Garage	5/1/2008
L2.4	Landscape Layout Plan Building 1 and 2 Terraces	5/1/2008
L2.5	Landscape Layout Plan Office Campus Central Courtyard	5/1/2008
L2.6	Landscape Layout Plan Building 3	5/1/2008
L2.7	Landscape Layout Plan Building 4	5/1/2008
L2.8	Landscape Layout Plan Building 3 and 4 Terraces	5/1/2008
L3.1	Landscape Fine Grading Plan Building 1	5/1/2008
L3.2	Landscape Fine Grading Plan Building 2	5/1/2008
L3.3	Landscape Fine Grading Plan Garage	5/1/2008
L3.4	Fine Grading Plan Building 1 and 2 Terraces	5/1/2008
L3.5	Fine Grading Plan Office Campus Central Courtyard	5/1/2008
L3.6	Landscape Fine Grading Plan Building 3	5/1/2008
L3.7	Landscape Fine Grading Plan Building 4	5/1/2008
L3.8	Landscape Fine Grading Plan Building 3 and 4 Terraces	5/1/2008
L4.1	Landscape Planting Plan Building 1	5/1/2008
L4.2	Landscaoe Planting Plan Building 2	5/1/2008
L4.3	Landscape Planting Plan Garage	5/1/2008
L4.4	Planting Plan Building 1 and 2 Terraces	5/1/2008

The Office @ First- EXHIBIT A5
Index of Drawings and Specifications — Site Improvements
5/1/08

Drawing #	Sheet Title	Sheet Date
L4.5	Planting Plan Office Campus Central Courtyard	5/1/2008
L4.6	Landscape Planting Plan Building 4	5/1/2008
L4.7	Landscape Planting Plan Building 4	5/1/2008
L4.8	Landsape Planting Plan Building 3 and 4 Terraces	5/1/2008
L5.1	Irrigation Plan Building 1	4/25/2008
L5.2	Irrigations Plan Building 2	4/25/2008
L5.3	Irrigation Plan Garage	4/25/2008
L5.4	Irrigation Plan Building 1 bad 2 Terraces	4/25/2008
L5.5	Irrigation Plan Office Campus Central Courtyard	4/25/2008
L5.6	Irrigation Plan Building 4	4/25/2008
L5.7	Irrigation Plan Building 4	4/25/2008
L5.8	Irrigation Plan Building 3 and 4 Terraces	4/25/2008
L5.9	Irrigation Notes and Legend	4/25/2008
L5.10	Irrigation Details	4/25/2008
L6.1	Construction Details	5/1/2008
L6.2	Construction Details	5/1/2008
L6.3	Construction Details	5/1/2008
L6.4	Construction Details	5/1/2008
L6.5	Construction Details	5/1/2008
L7.1	Fountain Notes and Details	5/1/2008
L7.2	Fountain Notes and Details	5/1/2008
L7.3	Fountain Notes and Details	5/1/2008

Site Electrical
SE1	Symbol List and Title 24
SE2	Overall Electrical Site Plan
SE3	Site Electrical Plan Garage and Building 1
SE4	Electrical Site Plan Building 2
SE5	Electrical Site Plan Building 3
SE6	Electrical Site Plan Building 4
SE7	Details
SE8	Photmetric Site Plan

Project Specifcations, dated 5/1/08.
BCGG Geotechnical Report, dated 6/18/07.
BCGG Geotechnical Report, dCted 01/13/07.
BCGG Geotechnical Report, dated 1/14/08.

EXHIBIT C
DEVELOPMENT BUDGET
See Attached 3 Pages

Exhibit C - Page 1

Brocade Headquarters
Exhibit C — Approved Development Budget
Version Date: 5-22-2008

	Footprint	Total		Bldg 2&3	Bldg 1		Total	Comments
Gross Building Area
Building 1-4 story	[**]	[**]		—	[**]		[**]
Building 2 -7 story	[**]	[**]	[**]		—
Building 3 -7 story	[**]	[**]	[**]		—

Total Rentable Sq. Ft.				[**]	[**]		[**]
Initial Rentable SF				[**]	[**]		[**]
Expantion space-un Improved				—	—
Prorata share based on SF				[**]	[**]

Parking structure	Cars	Footprint		[**]	[**]	[**]
Structure I	[**]			[**]	[**]	[**]	[**]	[**]
Surface Parking	[**]			[**]	[**]	[**]	[**]	[**]
Totals				[**]	[**]	[**]	[**]	[**]

			Bldg 2&3		Bldg 1		Total
Description	Unit	Qty	Est. Costs	$/RSF	Est. Costs	$/RSF	Costs	Comments
1 LAND AND PROFIT	$90.66		$39,588,988	$90.66	$11,311,012	$90.66	$50,900,000

2 OFF-SITE COSTS
Direct Costs
Water			[**]		[**]
Power			[**]		[**]
Sewer			[**]		[**]
Utility connection fees	[**]		[**]	[**]	[**]	[**]		[**]
Holger road costs	$2.09		$914,968	$2.10	$261,411	$2.10		Based on land
Total Off-Site Costs			$1,788,364	$4.10	$510,945	$4.10	$2,299,309

3 DIRECT COSTS							$127,567,188
Shell and Core- 7 story			[**]	[**]				[**]
Shell and Core- 4 story			$—	$—	[**]	[**]		[**]
Common Areas/Corridors *			[**]		[**]
On-Site Work			[**]		[**]
Build Out Utility Yard			[**]		[**]			[**]
Subterranean Parking			[**]		[**]
Parking-Structure	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Add 80 Hotel parking stalls	$16,153		$1,292,280
Reimbursement from Hotel			$(1,292,280)
Add phase I ramp up — shared parking	$16,153	45	$726,907	$1.66				[**]
Reimbursement for shared parking stalls			$(726,907)
Deduct showers at parking structure			included

Shell Modifications								[**]
- Bldg 3 Loading Dock			[**]
- Bldg 2/3 Move Stairs/Redetailing/Etc			[**]
- Bldg 2 Chilled Water Riser			[**]
- Bldg 2/3 Manifold Chilled Water Lines			[**]
- Ceiling Hung Bathroom Partitions			[**]		[**]			[**]
- Bldg 4 Visitor Parking Lot			[**]

Owner Directed Changes
- Bldg 3 Cafe Terrace			[**]	[**]				[**]
- Bldg 2 HVAC Plant Upgrades			[**]	[**]
- HVAC & Hot Water Loops			[**]	[**]	[**]			[**]
- Bldg 1 Lobby Allowance					[**]			[**]
- Bldg 1 MEP Infrastructure CO					[**]	[**]

G.C. Fee and Profit			[**]		[**]
G.C. Design & Estimating Contigency			[**]	$—	[**]	[**]	[**]	[**]
G.C. Construction Contigency			[**]	[**]	[**]	[**]	[**]
G.C. Contingency (not incl in GMP)			[**]	[**]	[**]	[**]	[**]
Cost escalations (.5% per mo.to 08-08 )			[**]		[**]

Total Direct Costs			[**]	[**]	[**]	[**]	[**]

4 Tenant Improvements*			$102,925,822	$235.69	$36,126,589	$289.55	$139,052,411	[**]

5 INDIRECT COSTS

5.1 Design, Engineering & Consultants;
Architect and design fees- KSHA		[**]	[**]	[**]	$—	$—	[**]
Architect and design fees- KSHA Amd			[**]	[**]	[**]	[**]	[**]
Kier & Wright-Engineers		[**]	[**]	[**]	[**]	[**]	[**]
Middlebrook-Enginners			[**]		[**]
Structural Engineer			[**]		[**]			[**]
Design Studies			[**]	[**]	[**]	[**]	[**]
Misc Design Fees/Other		[**]	[**]	[**]	[**]	[**]	[**]
MEP Engineer			[**]		[**]
MEP Engineer — Parking Structure			[**]		[**]
Fire/Life Safety			[**]		[**]
Elevator			[**]		[**]
Lighting			[**]		[**]
Graphics			[**]		[**]
Acoustical			[**]		[**]
Civil/Soils
Civil Engineer -Bay Area Soils		[**]	[**]	[**]	[**]	[**]	[**]
Geotechnical (Soils) Engineer		[**]	[**]	[**]	[**]	[**]	[**]
Surveyor			[**]		[**]
Other Consultants			[**]		[**]
Guzzardo			[**]		[**]	[**]	[**]
Appian			[**]		[**]			[**]
Parking			[**]		[**]
Traffic Engineering			[**]		[**]
Construction Manager			[**]	[**]	[**]	[**]	[**]
LEED’s certification consultant			[**]		[**]
LEED’s commissioning			[**]		[**]
Consultant Reimbursables		[**]	$—		$—

Subtotal Consultants			[**]	[**]	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Brocade Headquarters
Exhibit C — Approved Development Budget
Version Date: 5-22-2008

			Bldg 2&3		Bldg 1		Total
Description	Unit	Qty	Est. Costs	$/RSF	Est. Costs	$/RSF	Costs	Comments
5.2 Testing & Inspection
Deputy (structural)	[**]		[**]	[**]	[**]	[**]	[**]
Roof Inspection				$—
Soils testing				$—
Reimbursable				$—
Subtotal Testing and Inspections			[**]	[**]	[**]	[**]	[**]

5.3 Taxes and Title				$—
Property Taxes (pre closing)			$228,086	$0.52	included			[**]
ALTA Survey				$—				[**]
$—
Subtotal Taxes and Title			$228,086	$0.52	$—	$—	$228,086

$—
5.4 Permit and Fees				$—
Planning fees			$250,000	$0.57	$50,000	$0.40	$300,000
Mapping fees			$50,000	$0.11	included
School Fees	$0.92		$401,762	$0.92	$114,786	$0.92	$516,548
Building Permit — Commercial Tax	3.0%		$2,315,831	$5.30	$812,848	$6.51	$3,128,679	[**]
Building & Structure Tax	1.5%		$1,157,916	$2.65	$406,424	$3.26	$1,564,340	[**]
Grading/Shoring/Soils Report			included		included
Traffic Mitigation Fees	$6.41		$2,800,000	$6.41	$737,344	$5.91	$3,537,344	[**]
Public Works/Other Permits	$1.00		$436,698	$1.00	$100,000	$0.80	$536,698
Permit Fees — Contingency	$0.50		$218,349	$0.50	included
Miscellaneous Permits	$—			$—
SubTotal Permit and Fees			$7,630,556	$17.47	$2,221,402	#VALUE!	$9,851,958

5.5 Insurance, Legal and Admin.
Formation Legal			[**]	[**]	[**]
Legal Contracts			[**]		[**]
Other Legal			[**]	[**]	[**]		[**]	[**]
Insurance
Bldrs risk etc	[**]		[**]	[**]	[**]	[**]	[**]
OCIP	[**]		[**]	[**]	[**]	[**]	[**]	[**]
Bonds
Accounting			[**]	[**]	[**]	[**]	[**]

Subtotal Insurance and Legal			[**]	[**]	[**]	[**]	[**]

5.6 Development and Construction Management
Development Fees			$3,000,000	$6.87	[**]			[**]

Subtotal Development and CM fees			$3,000,000	$6.87	$—	$—	$3,000,000

5.7 Commissions
Landlord Side Only Brokers			[**]	[**]

Subtotal Commissions			[**]	[**]	[**]	[**]	[**]

5.8 Other Soft Costs
Signage			[**]	[**]	[**]	[**]	[**]
Buyer Closing Costs			[**]	[**]
Seller Closing Costs			[**]	[**]
Closing Costs on Original Land			[**]	[**]
Land Carry Interest			[**]	[**]				[**]

Subtotal Other Soft Costs			[**]	[**]	[**]	[**]	[**]

Total Indirect Costs			[**]	[**]	[**]	[**]	[**]

6 Soft Cost Contingency	[**]		[**]	[**]	[**]	[**]	[**]

7 TOTAL BEFORE FINANCING			[**]	[**]	[**]	[**]	[**]

Capitalized Interest			$—	$—
Loan Fees			$—	$—	$—

GRAND TOTAL			[**]	[**]	[**]	[**]	[**]
[**]
Note: [**]							[**]	[**]
[**]							[**]
[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C
Accrued Expenses

	Bldg 2&3	Bldg 1	Total
	Thru Draw 7	Thru Draw 7	5/16/2008
	Actual	Actual	Actual
Description	Costs	Costs	Costs
1 LAND AND PROFIT

2 OFF-SITE COSTS
Utility connection fees
Holger road costs
Total Off-Site Costs	$—	$—	$—

3 DIRECT COSTS
Shell and Core- 7 story	[**]		[**]
Shell and Core- 4 story
On-Site Work	[**]		[**]

Total Direct Costs	[**]	$—	[**]

4 Tenant Improvements*	$—	$—	$—

5 INDIRECT COSTS

5.1 Design, Engineering & Consultants;
Architect and design fees- KSHA	[**]		[**]
Kier & Wright-Engineers	[**]		[**]
Design Studies	[**]		[**]
Civil/Soils
Civil Engineer -Bay Area Soils	[**]		[**]
Geotechnical (Soils) Engineer	[**]		[**]
Other Consultants
Guzzardo	[**]	[**]	[**]
Appian	[**]		[**]

Subtotal Consultants	[**]	[**]	[**]

5.2 Testing & Inspection
Roof Inspection
Soils testing
Subtotal Testing and Inspections	$—	$—	$—

5.3 Taxes and Title
Property Taxes (pre closing)	$228,086		$228,086

Subtotal Taxes and Title	$228,086	$—	$228,086

5.4 Permit and Fees
Planning fees	$250,000	$27,640	$277,640
Mapping fees	$3,081		$3,081
Building Permit — Commercial Tax	$212,014		$212,014
SubTotal Permit and Fees	$465,095	$27,640	$492,735

5.5 Insurance, Legal and Admin.
Formation Legal	[**]		[**]
Insurance
Bldrs risk etc	[**]		[**]
OCIP	[**]	[**]	[**]
Accounting	[**]		[**]

Subtotal Insurance and Legal	[**]	[**]	[**]

5.5 Development and Construction Management
Development Fees	$750,000		$750,000

Subtotal Development and CM fees	$750,000	$—	$750,000

5.6 Commissions
Land Commission	[**]		[**]

Subtotal Commissions	$—	$—	$—

5.7 Other Soft Costs
Signage	[**]		[**]
Other Soft Costs	[**]		[**]
Seller Closing Costs	[**]		[**]
Closing Costs on Original Land	[**]		[**]
Land Carry Interest	[**]		[**]

Subtotal Other Soft Costs	[**]	$—	[**]

Total Indirect Costs	[**]	[**]	[**]

6 Soft Cost Contingency			$—

7 GRAND TOTAL	[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D
PROJECT SCHEDULE
See Attached 8 Pages
Exhibit D – Page 1

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
1	Design	[**]	[**]	[**]
2	Design Development - Fast Track Issues	8.00	5/25/07	7/19/07
3	Design Development - Balance of Issues	4.00	7/20/07	8/16/07
4	Office Towers CDs	**22.00**	**7/6/07**	**12/6/07**
5	Early Construction Documents	**8.00**	**7/6/07**	**8/30/07**
6	Sitework	8.00	7/6/07	8/30/07
7	Foundations/Piles	8.00	7/6/07	8/30/07
8	Steel	8.00	7/6/07	8/30/07
9	Curtainwall	8.00	7/6/07	8/30/07
10	Construction Documents - Balance	12.00	9/14/07	12/6/07
11	Garage CDs	**24.00**	**7/20/07**	**1/3/08**
12	DD Drawings	8.00	7/20/07	9/13/07
13	CD Drawings	16.00	9/14/07	1/3/08
14	Permitting	[**]	[**]	[**]
15	Major Site Development Permit Adjustment	4.00	3/24/08	4/18//08
16	GP (Building Height) Amendment	16.00	2/4/08	5/23/08
17	Office Parcel Map	12.00	1/28/08	4/18/08
18	Garage Condo Map	8.00	3/24/08	5/16/08
19	Grading Permit (including Bldgs 3 & 4)	5.00	3/28/08	5/1/08
20	"3-dash" Offsite/Intersection Permit	8.00	3/24/08	5/16/08
21	Holger Way Permit	7.00	3/28/08	5/15/08
22	Building Permits - Bldgs 1 & 2	20.00	11/16/07	4/3/08
23	Amend Bldg Permits - Bldgs 2 & 3	6.40	5/1/08	6/13/08]

2007
2008
2009
2010
2011
2012
1/07 Design
25/07 Design Development - Fast Track Issues
7/20/07 Design Development - Balance of Issues
7/6/07 Office Towers CDs
7/6/07 Early Construction Documents
7/6/07 Sitework
7/6/07 Foundations/Piles
7/6/07 Steel
7/6/07 Curtainwall
9/14/07 Construction Documents - Balance
7/20/07 Garage CDs
7/20/07 DD Drawings
9/14/07 CD Drawings
[**]
3/24/08 Major Site Development Permit Adjustment
2/4/08 (Building Height) Amendment
1/28/08 Office Parcel Map
3/24/08 Garage Condo Map
3/28/08 Grading Permit (including Bldgs 3 & 4)
3/24/08 "3-dash" Offsite/Intersection Permit
3/28/08 Holger Way Permit
11/16/07 Building Permits - Bldgs 1 & 2
5/1/08 Amend Bldg Permits - Bldgs 2 & 3

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 1 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
24	Site Permits - Bldgs 1 & 2	22.00	11/19/07	4/18/08
25	Amend Site Permits - Bldgs 2 & 3	12.60	5/1/08	7/28/08
26	Building Permit - Phase 1 Garage	[**]	[**]	[**]
27	Amend Bldg Permit - Enlarged Ph1 Garage	[**]	[**]	[**]
28	Building Permit - New Bldg 1	[**]	[**]	[**]
29	Preliminary B#2/3 GMP Bid/Award	[**]	[**]	[**]
30	Bid/Review D/B Subcontracts	4.00	5/1/07	5/28/07
31	Bid/Review Balance of Scope	4.00	6/1/07	6/28/07
32	Submit GMP to H/S	2.00	6/29/07	7/12/07
33	VB Notice to Proceed	0.00	7/12/07	7/12/07
34	Procure Piles	**4.00**	**7/13/07**	**8/9/07**
35	Notice to Proceed	4.00	7/13/07	8/9/07
36	Release Indicator Piles	0.00	8/9/07	8/9/07
37	Procure Structural Steel	**40.00**	**7/13/07**	**4/17/08**
38	Notice to Proceed	4.00	7/13/07	8/9/07
39	Detailing	20.00	8/10/07	12/27/07
40	Place Mill Order	0.00	9/7/07	9/7/07
41	Fabrication	16.00	12/28/07	4/17/08
42	Procure Curtain Wall	[**]	[**]	[**]
43	Notice to Proceed	4.00	7/13/07	8/9/07
44	Procure Curtain Wall	[**]	[**]	[**]
45	Construction	[**]	[**]	[**]
46	Import Fill	[**]	[**]	[**] [**]

2007
2008
2009
2010
2011
2012
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1
11/19/07 Site Permits - Bldgs 1 & 2
5/1/08 Amend Site Permits - Bldgs 2 & 3
[**] Building Permit - Phase 1 Garage
[**] Amend Bldg Permit - Enlarged Ph1 Garage
[**] Building Permit - New Bldg 1
[**] Preliminary B#2/3 GMP Bid/Award
Bid/Review D/B Subcontracts
6/1/07 Bid/Review Balance of Scope
Submit GMP to H/S
7/12/07 VB Notice to Proceed
Procure Piles
7/13/07 Notice to Proceed
8/9/07 Release Indicator Piles
Procure Structural Steel
7/13/07 Notice to Proceed
8/10/07 Detailing
9/7/07 Place Mill Order
12/28/07 Fabrication
[**] Procure Curtain Wall
7/13/07 Notice to Proceed
[**] Procure Curtain Wall
Construction

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 2 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
47	Finalize Site Plan	4.00	3/19/07	4/13/07
48	Preliminary Grading Plan	3.00	4/2/07	4/20/07
49	Flood Analysis	4.00	4/16/07	5/11/07
50	Soil Import Takeoff	2.00	4/30/07	5/11/07
51	Fill Plan	2.00	5/18/07	5/31/07
52	Fill Permit	0.00	5/31/07	5/31/07
53	Import/Compact Fill	30.00	6/1/07	12/27/07
54	Drive Indicator Pile Program	6.00	11/19/07	12/28/07
55	Analyze Results	16.00	12/31/07	4/18/08
56	Cast Indicator Piles (Bldg. 3)	4.00	4/21/08	5/16/08
57	Cast Production Piles	6.00	4/21/08	5/30/08
58	**Office Building #1**	[**]	[**]	[**]
59	Drive Piles	[**]	[**]	[**]
60	Pile Caps	[**]	[**]	[**]
61	Erect Steel	[**]	[**]	[**]
62	Align/Bolt/Weld	[**]	[**]	[**]
63	Install Man Lift	[**]	[**]	[**]
64	Exit Stairs	[**]	[**]	[**]
65	Metal Decking	[**]	[**]	[**]
66	Pour Floors	[**]	[**]	[**]
67	Fireproofing	[**]	[**]	[**]
68	Glazing	[**]	[**]	[**]
69	Remove Man Lift/Complete Skin	[**]	[**]	[**]

2007
2008
2009
2010
2011
2012
Office Building #1

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 3 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
70	Roof Level	[**]	[**]	[**]
71	Pour Curbs/Pads	[**]	[**]	[**]
72	Complete Structural/Misc Metal Framing	[**]	[**]	[**]
73	Penthouse Metal Stud Framing	[**]	[**]	[**]
74	Roofing	[**]	[**]	[**]
75	Complete Penthouse Skin	[**]	[**]	[**]
76	Core Work	[**]	[**]	[**]
77	Duct Shafts	[**]	[**]	[**]
78	Shaft Framing & Drywall	[**]	[**]	[**]
79	Elevators	[**]	[**]	[**]
80	Plumbing/Firesprinklers	[**]	[**]	[**]
81	Restroom Finishes	[**]	[**]	[**]
82	Supply Air/HW Loops	[**]	[**]	[**]
83	Sitework	[**]	[**]	[**]
84	Rough Grading/Underground Utiltiies	[**]	[**]	[**]
85	Loading Dock/Site MEP	[**]	[**]	[**]
86	Site Concrete/Structures	[**]	[**]	[**]
87	Finish Grading	[**]	[**]	[**]
88	Base Rock	[**]	[**]	[**]
89	Paving	[**]	[**]	[**]
90	Landscape Planting	[**]	[**]	[**]
91	Office Tower #2	[**]	[**]	[**]
92	Drive Piles	[**]	[**]	[**]

2007
2008
2009
2010
2011
2012
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1
[**] Roof Level
[**] Pour Curbs/Pads
[**] Complete Structural/Misc Metal Framing
[**] Penthouse Metal Stud Framing
[**] Roofing
[**] Complete Penthouse Skin
[**] Core Work
[**] Duct Shafts
[**] Shaft Framing & Drywall
[**] Elevators
[**] Plumbing/Firesprinklers
[**] Restroom Finishes
[**] Supply Air/HW Loops
[**] Sitework
[**] Rough Grading/Underground Utiltiies
[**] Loading Dock/Site MEP
[**] Site Concrete/Structures
[**] Finish Grading
[**] Base Rock
[**] Paving
[**] Landscape Planting
[**] Office Tower #2
[**] Drive Piles

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 4 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
93	Pile Caps	[**]	[**]	[**]
94	Erect Steel	[**]	[**]	[**]
95	Align/Bolt/Weld	[**]	[**]	[**]
96	Install Man Lift	[**]	[**]	[**]
97	Exit Stairs	[**]	[**]	[**]
98	Metal Decking	[**]	[**]	[**]
99	Pour Floors	[**]	[**]	[**]
100	Fireproofing	[**]	[**]	[**]
101	Curtain Wall	[**]	[**]	[**]
102	Remove Man Lift/Complete Skin	[**]	[**]	[**]
103	**Roof Level**	**[**]**	**[**]**	**[**]**
104	Pour Curbs/Pads	[**]	[**]	[**]
105	Complete Structural/Misc Metal Framing	[**]	[**]	[**]
106	Penthouse Metal Stud Framing	[**]	[**]	[**]
107	Roofing	[**]	[**]	[**]
108	Complete Penthouse Skin	[**]	[**]	[**]
109	**Core Work**	**[**]**	**[**]**	**[**]**
110	Duct Shafts	[**]	[**]	[**]
111	Shaft Framing & Drywall	[**]	[**]	[**]
112	Elevators	[**]	[**]	[**]
113	Plumbing/Firesprinklers	[**]	[**]	[**]
114	Restroom/Core Finishes	[**]	[**]	[**]
115	Supply Air/HW Loops	[**]	[**]	[**]

2007
2008
2009
2010
2011
2012
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 5 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
116	Sitework	[**]	[**]	[**]
117	Rough Grading/Underground Utiltiies	[**]	[**]	[**]
118	Site Concrete/Structures	[**]	[**]	[**]
119	Finish Grading	[**]	[**]	[**]
120	Base Rock	[**]	[**]	[**]
121	Paving	[**]	[**]	[**]
122	Landscape Planting	[**]	[**]	[**]
123	Office Tower #3	[**]	[**]	[**]
124	Drive Piles	[**]	[**]	[**]
125	Pile Caps	[**]	[**]	[**]
126	Erect Steel	[**]	[**]	[**]
127	Align/Bolt/Weld	[**]	[**]	[**]
128	Install Man Lift	[**]	[**]	[**]
129	Exit Stairs	[**]	[**]	[**]
130	Metal Decking	[**]	[**]	[**]
131	Pour Floors	[**]	[**]	[**]
132	Fireproofing	[**]	[**]	[**]
133	Curtain Wall	[**]	[**]	[**]
134	Remove Man Lift/Complete Skin	[**]	[**]	[**]
135	Roof Level	[**]	[**]	[**]
136	Pour Curbs/Pads	[**]	[**]	[**]
137	Complete Structural/Misc Metal Framing	[**]	[**]	[**]
138	Penthouse Metal Stud Framing	[**]	[**]	[**]

2007
2008
2009
2010
2011
2012
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1
[**] Sitework
[**] Rough Grading/Underground Utiltiies
[**] Site Concrete/Structures
[**] Finish Grading
[**] Base Rock
[**] Paving
[**] Landscape Planting
[**] Office Tower #3
[**] Drive Piles
[**] Pile Caps
[**] Erect Steel
[**] Align/Bolt/Weld
[**] Install Man Lift
[**] Exit Stairs
[**] Metal Decking
[**] Pour Floors
[**] Fireproofing
[**] Curtain Wall
[**] Remove Man Lift/Complete Skin
[**] Roof Level
[**] Pour Curbs/Pads
[**] Complete Structural/Misc Metal Framing
[**] Penthouse Metal Stud Framing

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 6 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First

Activity Name	Wks	Start Date	Finish Date
139	Roofing	[**]	[**]	[**]
140	Complete Penthouse Skin	[**]	[**]	[**]
141	Core Work	[**]	[**]	[**]
142	Duct Shafts	[**]	[**]	[**]
143	Shaft Framing & Drywall	[**]	[**]	[**]
144	Elevators	[**]	[**]	[**]
145	Plumbing/Firesprinklers	[**]	[**]	[**]
146	Restroom Finishes	[**]	[**]	[**]
147	Supply Air/HW Loops	[**]	[**]	[**]
148	Sitework	[**]	[**]	[**]
149	Rough Grading/Underground Utiltiies	[**]	[**]	[**]
150	Site Concrete/Structures	[**]	[**]	[**]
151	Finish Grading	[**]	[**]	[**]
152	Base Rock	[**]	[**]	[**]
153	Paving	[**]	[**]	[**]
154	Landscape Planting	[**]	[**]	[**]
155	Parking Garage Phase #1	[**]	[**]	[**]
156	Drive Piles	[**]	[**]	[**]
157	Pile Caps	[**]	[**]	[**]
158	Below Slab Utilities	[**]	[**]	[**]
159	Base Rock	[**]	[**]	[**]
160	F-R-P SOG	[**]	[**]	[**]
161	F-R-P Cols/Decks - 37 Pour Cycles	[**]	[**]	[**]

2007
2008
2009
2010
2011
2012
4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1
[**] Roofing
[**] Complete Penthouse Skin
[**] Core Work
[**] Duct Shafts
[**] Shaft Framing & Drywall
[**] Elevators
[**] Plumbing/Firesprinklers
[**] Restroom Finishes
[**] Supply Air/HW Loops
[**] Sitework
[**] Rough Grading/Underground Utiltiies
[**] Site Concrete/Structures
[**] Finish Grading
[**] Base Rock
[**] Paving
[**] Landscape Planting
[**] Parking Garage Phase #1
[**] Drive Piles
[**] Pile Caps
[**] Below Slab Utilities
[**] Base Rock
[**] F-R-P SOG
[**] F-R-P Cols/Decks - 37 Pour Cycles

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 7 of 8	@First Contract Schedule 5.15.08.fts

Exhibit F — Project Schedule	The Offices @ First
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
5/15/08

Vance Brown, Inc.	Page 8 of 8	@First Contract Schedule 5.15.08.fts

EXHIBIT E
DEVELOPMENT ENTITLEMENTS
General Plan Amendment approved by the San Jose City Council on 12/12/06 with environmental clearance through adoption of a Negative Declaration
     Removes the Mixed Industrial Overlay designation so that the Property’s current designation is Industrial Park only.
Parcel Map recorded 8/14/07
     Creates Parcel 2
Grading Permit (#07 019799 GR (3-11445)) issued 8/22/07
     Allows stockpiling of import materials (dirt)
Site Development Permit (#H07-018) issued 10/19/07 recorded 11/5/07
     Permits construction of 888,860 square feet for office uses
Site Development Permit Adjustment issued 5/2/08
     Alters height of Building 1 and adds loading dock
Parcel Map recorded 5/5/08
     Creates Parcels 1, 2, 3, 4 and 5
Grading Permit (#08 006184 GR (3-11445) issued 5/5/08
     Allows grading, consisting of pads for four office buildings and two garages
Exhibit E – Page 1

EXHIBIT F
FORM OF LETTER OF CREDIT
IRREVOCABLE LETTER OF CREDIT NO. [_]
May ___, 2008

To:	Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, California 95110
Ladies and Gentlemen:
          At the request and for the account of MFP At First Parallel SPE, LLC (the “Account Party”), we hereby establish this Irrevocable Letter of Credit (the “Letter of Credit”) in your favor to secure the obligations of MFP/Hunter@First Development Partners, LLC under the Development Services Agreement dated May ___, 2008, as may be amended from time to time, in accordance with the following terms and conditions:
1.	Expiration. This Letter of Credit shall automatically expire at the close of business on the earliest of:
(a)	June 1, 2009, but such expiration date shall be automatically extended without amendment for a period of one (1) year from the present or any future expiration date, but in no event later than November 21, 2010, unless, at least 30 days before any expiration date, we notify you by registered mail or overnight courier service at the above address, that this Letter of Credit is not extended beyond the current expiration date; and

(b)	our receipt of your certificate in the form of Annex A-1 hereto appropriately completed, together with this Letter of Credit.
In the event such expiration date shall not be a Business Day (as hereinafter defined) then this Letter of Credit shall expire on the next succeeding Business Day.
2.	Stated Amount. The aggregate amount available under this Letter of Credit shall be Twenty Million and 00/100 Dollars ($20,000,000.00) in U.S. Dollars, which amount as from time to time reduced as provided in paragraph 3 is hereinafter referred to as the “Stated Amount.”
3.	Reductions in the Stated Amount. The Stated Amount shall be reduced automatically from time to time upon our honoring of a demand for payment hereunder by an amount equal to the amount of such payment. The Stated Amount may also be reduced from time to time at your written directions in the form of Annex A-2 hereto.
Exhibit F – 1

4.	Documents To Be Presented. Funds under this Letter of Credit are available to you against a certificate signed by you in the form of Annex A-3 hereto appropriately completed (a “Drawing”).
5.	Method and Notice of Presentment. The certificate referenced in paragraph 4 (a “Demand for Payment”) may be delivered to us in person, by mail, by an express delivery service, or by telecopy to our fax number [ ]. A Demand for Payment shall be presented during our business hours on a Business Day prior to the expiration hereof at our office at [ ]. As used herein, “Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange is closed or Banks in New York or Charlotte, North Carolina are authorized to close.
6.	Time and Method for Payment.
(a)	If a Demand for Payment is made on a Business Day to us prior to 11:00 a.m. in strict conformity with the terms and conditions hereof, payment shall be made to you, not later than 3:30 p.m. on the second succeeding Business Day (or third succeeding Business Day if the account is outside the United States) or such later date as you may specify in such demand for payment. All times referenced herein are as of New York, New York time.

(b)	Unless otherwise agreed, payment under this Letter of Credit shall be made in immediately available funds to such bank accounts specified by you in the Demand for Payment.
7.	Transferability. This Letter of Credit is transferable. Transfer of this Letter of Credit is subject to our receipt of your instructions in the form attached hereto as Annex A-4 accompanied by the original Letter of Credit and all amendment(s), if any. Costs or expenses of such transfer shall be for your account.
8.	GOVERNING LAW AND CUSTOMS. TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES — ISP98 (“ISP98”), AND TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF AND NOT GOVERNED BY THE ISP98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
9.	Irrevocability. This Letter of Credit shall be irrevocable.
10.	No Negotiation. A Demand for Payment under this Letter of Credit shall be presented directly to us and shall not be negotiated to or by any third party.
11.	Address for Communications. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the addresses referenced in paragraph 5, specifically referred thereon to our Irrevocable Letter of Credit No. [ ].
Exhibit F – 2

12.	Complete Agreement. This Letter of Credit, including Annex A-1 through A-4 hereto, sets forth in full the terms of our undertaking. Reference in this Letter of Credit to other documents or instruments is for identification purposes only and such reference shall not modify or affect the terms hereof or cause such documents or instruments to be deemed incorporated herein.
Exhibit F – 3

          We hereby agree with you to honor your demand for payment presented in strict compliance with the terms and conditions of this Letter of Credit.

Very truly yours, BANK OF AMERICA, N.A.
By:
Name:
Title:

Exhibit F – 4

ANNEX A-1
TERMINATION CERTIFICATE REPAYMENT
Re:      Irrevocable Letter of Credit No. [                    ]
          The undersigned, a duly authorized officer of Brocade Communications Systems, Inc. (the “Beneficiary”), hereby certifies to Bank of America, N.A. (the “Bank”), with reference to Irrevocable Letter of Credit No. [                                        ] (the “Letter of Credit”, any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary, that the Account Party is not required to maintain the Letter of Credit at this time.
          The Letter of Credit is attached hereto and being surrendered to you herewith.
          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the day of                     , 20___.

BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation
By:
Name:
Title:

Exhibit F – 5

ANNEX A-2
REDUCTION CERTIFICATE
Re:      Irrevocable Letter of Credit No. [                    ]
          The undersigned, a duly authorized officer of Brocade Communications Systems, Inc. (the “Beneficiary”), hereby certifies to Bank of America, N.A. (the “Bank”), with reference to Irrevocable Letter of Credit No. [                                        ] (the “Letter of Credit”, any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary, that the Stated Amount of the Letter of Credit shall permanently be reduced to U.S. $                                        .
          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the day of                    , 20___

BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation
By:
Name:
Title:

Exhibit F – 6

ANNEX A-3
CERTIFICATE FOR DRAWING
Re:      Irrevocable Letter of Credit No. [                                        ]
          The undersigned, a duly authorized officer of Brocade Communications Systems, Inc. (the “Beneficiary”), hereby demands payment in the amount of U.S. $[                    ] (the “Drawing”) from Bank of America, N.A. (the “Bank”), under Irrevocable Letter of Credit No. [                    ] (the “Letter of Credit”, any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Beneficiary.
          The undersigned hereby certifies that:
     (a) The Beneficiary is making this Drawing [complete certification with either (i) or (ii) as applicable]
     (i) pursuant to the terms of the Development Services Agreement between the Beneficiary and MFP/Hunter@First Development Partners, LLC, dated May ___, 2008, as amended (the “Development Services Agreement”); or
     (ii) by reason of Beneficiary having received a notice of Non-Renewal from Bank of America, N.A. and not having received a replacement Letter of Credit acceptable to the Beneficiary.
     (b) The Beneficiary has not issued a certificate in the form of Annex A-1 to the Letter of Credit.
     (c) The Drawing does not exceed the Stated Amount.
     (d) (i) Payment of this demand for payment is requested on or before 3:30 p.m., the second Business Day succeeding (or, if the account specified below is outside the United States, three Business Days after) the Business Day on which this Certificate is received or deemed to have been received by the Bank in accordance with paragraph 6 of the Letter of Credit.
     (ii) Payment of this demand for payment shall be made to the Beneficiary by credit to the following account:

Brocade Communications Systems, Inc. [Account Information]

Exhibit F – 7

          IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the day of                     , 20___.

BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation
By:
Name:
Title:

Exhibit F – 8

ANNEX A-4
TRANSFER FORM
                                        , 200_
Bank of America N.A.
[applicable address]

Re:	Irrevocable Standby Letter of Credit No.
We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the transferee, named below:

Name of Transferee

Address
By this transfer all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the transferee. The transferee shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the transferee without the necessity of consent by or notice to us.
We enclose the original letter of credit and any amendments thereto. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the transferee with your customary notice of transfer.
For your transfer fee of $250.00
*	Enclosed is our check for $

*	You may debit my/our Account No.
We also agree to pay you on demand any expenses which may be incurred by you in connection with this transfer.

Exhibit F – 9

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form. The authorization of the Beneficiary’s signature and title on this form also acts to certify that the authorizing financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R. Section 103.121 (b)(6).

NAME OF BANK

AUTHORIZED SIGNATURE AND TITLE

PHONE NUMBER

NAME OF TRANSFEROR

NAME OF AUTHORIZED SIGNER AND TITLE

AUTHORIZED SIGNATURE

Exhibit F – 10

EXHIBIT G
OWNER DESIGN MODIFICATIONS (BUILDING ONE)
See Attached 6 Pages
Exhibit G — Page 1

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
BUILDING #1, Design Development Dated 05.01.08

B1-1	A2.11	Revised location of Loading Dock doors #117 to be centered on the dock. The doors shall be hollow metal, painted w/o sidelites.

B1-2		Walk off mats at all Entry doors need to be 6’ wide for LEED

B1-3		Verify Building Lobby requires a 2 hour fire rating for walls and 90 min.for doors.

B1-4		Verify Elevator Lobby doors require a 90 min. rating

B1-5	A2.12, A2.13, A2.14	Move west wall of Stair 1 &2 to align w/ finish face of future furring at brace frames.

B1-6	A2.12	Window covering called out in Keynote #16 shall match Tl Mecho Shade blinds.

B1-7	A3. 01	Revised location of Loading Dock doors #117 to be centered on the dock. The doors shall be hollow metal, painted w/o sidelites.

B1-8	A3.02	South Elevation note that a future card reader will be installed to right of pair of entry doors.

B1-9	A5.01	Same notes as Items B1-1, B1-2, B1-3 above.

B1-10	3&4/A5.11	Revise restrooms mirrors from 3 to 1 large mirror from wall to wall.

B1-11	5/A5.11	Extend lavatory backsplash up 4” to bottom of mirror.

B1-12		Revise counter edge detail to have square eased edge instead of bullnose.

B1-13	A7.10	Elevator cab finishes shall be selected as part of Tl, cab shall to be designed to allow for 1/2” of floor finish. Check 2/A7. 11 key.

B1-14	3/A8.02, 4/A8.06	Note that a future card reader will be installed to right of pair of entry doors.

B1-15	1 C/A10.05, 2/A10.05	Revise detail of acoustical tile ceiling to include 2” expansion edge angle per 2007 code requirements. It is noted that no acoustical tile ceiling shall be installed in Base Building scope.

B1-16	A10.10	Revise to following doors to be full height, 111A, Ground Floor 118, 104, 105, 106, 107, 108, 109, 110, 119, 116A, Typical Upper Floors 211A,204,206, 205, 207, 208, 218A.

B1-17	A10.30	Janitor Closet base shall be rubber not VCT. All finishes TBD as part of Ties.

B1-18	A2.xx	Sheet note calls for 2 hr. fireproofing on brace frame seismic elements. Eliminate if not needed to meet code.

B1-19	1/P4.03	Add make-up to Chilled Water system to detail. Verify make-up water pipe size to boiler.

B1-20	2/E3.9	Unit substations be housed within penthouse enclosure not exposed to the weather.

B1-21	1/A5.03	Room 1.2.18 should be labelled as Telephone Room.

Item #	Sheet Number	Comments
BUILDING #2, Bulletin #2 Issue for Permit Addendum dated 05.01.08

B2-1	A2.11	Walk off mats at all Entry doors need to be 6’ wide for LEED

B2-2		Verify Building Lobby requires a 2 hour fire rating for walls and 90 min.for doors.

B2-3		Verify Elevator Lobby doors require a 90 min. rating

Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
B2-4	A2.12, A2.13,A2.14	Move west wall of Stair 1 &2 to align w/ finish face of future furring at brace frames.

B2-5		Verify the Elevator Lobby Hold Open Door Pockets align w/ finish face of future fuuring at brace frames.

B2-6	A2.14A	Verify that duct enclosure call out in Keynote #12 will clear future Tl ceiling.

B2-7	A3.01	Window covering called out in Keynote #8 shall match Tl Mecho Shade blinds.

B2-8	A3.02	South Elevation note that a future card reader will be installed to right of pair of entry doors.

B2-9	A5.01	Same notes as Items B2-1 , B2-2, B2-3 above.

B2-10	3&4/A5.11	Revise restrooms mirrors from 3 to 1 large mirror from wall to wall.

B2-11	5/A5.11	Extend lavatory backsplash up 4” to bottom of mirror.

B2-12		Revise counter edge detail to have square eased edge instead of bullnose.

B2-13	A7.10	Elevator cab finishes shall be selected as part of Tl, cab shall to be designed to allow for 1/2” of floor finish. Check 2/A7.11 key.

B2-14	3/A8.02, 4/A8.06	Note that a future card reader will be installed to right of pair of entry doors.

B2-15	1C/A10.05, 2/A10.05	Revise detail of acoustical tile ceiling to include 2” expansion edge angle per 2007 code requirements. It is noted that no acoustical tile ceiling shall be installed in Base Building scope.

B2-16	A10.10	Revise to following doors to be full height, 111A, Ground Floor118, 104, 105, 106, 107, 108, 109, 110, 119, 116A, Typical Upper Floors 211A,204,206, 205, 207, 208, 218A.

B2-17	A10.30	Janitor Closet base shall be rubber not VCT. All finishes TBD as part of Ties.

B2-18	A2.xx	Sheet note calls for 2 hr. fireproofing on brace frame seismic elements. Eliminate if not needed to meet code.

B2-19	A2.11	Door to Service Elevator Lobby is only 3’ wide. Minimum width needs to accommodate 51” wide deliveries. Door should be made into a double door and equipped with magnetic hold opens.

B2-20	A3.01, A3.02	Curtain wall fly-ups appear unchanged from January drawings. Brocade requested these fly-ups will be reduced in height and VE savings realized.

B2-21	M5.1, MT.24	Cooling Tower and Chiller schedule information calls for VFD while T-24 Sheet MECH-5-C shows these as being one speed. T-24 sheet should be changed.

B2-22	E3.1	Booster pump package for domestic cold water is not provided with electrical power. Add power for these pumps.

B2-23	E4.1	Conduit from 21 kV service breaker to future added transformer/switchgear to be installed to roof as part of base building installation.

B2-24	3/E3.9	Unit substation to be housed within penthouse enclosure not exposed to the weather.

B2-25	1/P4.03	Add make-up water to Chilled Water system. Correct make-up water pipe size to boiler system.

Item #	Sheet Number	Comments
BUILDING #3, Bulletin #2 Issue for Permit Addendum dated 05.01.08
Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
B3-1	A2.11	Walk off mats at all Entry doors need to be 6’ wide for LEED

B3-2		Verify Building Lobby requires a 2 hour fire rating for walls and 90 min.for doors.

B3-3		Add pair of exterior glass doors to Cafeteria Patio.

B3-4		Add pair of hollow metal exterior doors to Load Dock for Kitchen.

B3-5		Verify Elevator Lobby doors require a 90 min. rating

B3-6	A2.12, A2.13,A2.14	Move west wall of Stair 1 &2 to align w/ finish face of future furring at brace frames.

B3-7		Verify the Elevator Lobby Hold Open Door Pockets align w/ finish face of future fuuring at brace frames.

B3-8	A2.14A	Verify that duct enclosure call out in Keynote #12 will clear future Tl ceiling.

B3-9	A3.01	Window covering called out in Keynote #8 shall match Tl Mecho Shade blinds.

B3-10	A3.02	South Elevation note that a future card reader will be installed to right of pair of entry doors.

B3-11	A5.01	Same notes as Items B2-1 , B2-2, B2-3 above.

B3-12	3&4/A5.11	Revise restrooms mirrors from 3 to 1 large mirror from wall to wall.

B3-13	5/A5.11	Extend lavatory backsplash up 4” to bottom of mirror.

B3-14		Revise counter edge detail to have square eased edge instead of bullnose.

B3-15	A7.10	Elevator cab finishes shall be selected as part of Tl, cab shall to be designed to allow for 1/2” of floor finish. Check 3/A7. 11 key.

B3-16	3/A8.02, 4/A8.06	Note that a future card reader will be installed to right of pair of entry doors.

B3-17	1C/A10.05, 2/A10.05	Revise detail of acoustical tile ceiling to include 2” expansion edge angle per 2007 code requirements. It is noted that no acoustical tile ceiling shall be installed in Base Building scope.

B3-18	A10.10	Revise to following doors to be full height, 111A, Ground Floor118, 104, 105, 106, 107, 108, 109, 110, 119, 116A, Typical Upper Floors 211A,204,206, 205, 207, 208, 218A.

B3-19	A10.30	Janitor Closet base shall be rubber not VCT. All finishes TBD as part of Ties.

B3-20	A2.xx	Sheet note calls for 2 hr. fireproofing on brace frame seismic elements. Eliminate if not needed to meet code.

B3-21	A2. 11	Door to Service Elevator Lobby is only 3’ wide. Minimum width needs to accommodate 51” wide deliveries. Door should be made into a double door and equipped with magnetic hold opens.

B3-22	A3.01 , A3.02	Curtain wall fly-ups appear unchanged from January drawings. Brocade requested these fly-ups will be reduced in height and VE savings realized.

B3-23	A2.15, M2.8	Identify roof area where future kitchen mechanical equipment will be located.

B3-24	M5.1, MT.24	Cooling Tower and Chiller schedule information calls for VFD while T-24 Sheet MECH-5-C shows these as being one speed. T-24 sheet should be changed.

B3-25	E3.1	Booster pump package for domestic cold water is not provided with electrical power. Add power for these pumps.

B3-26	3/E3.9	Unit substation to be housed within penthouse enclosure not exposed to the weather.
Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
B3-27	P2.11	Sleeve for future Kitchen grease waste pipe should be added with associated flex connection to site waste piping that is run to grease intercepter.

B3-28	1/P4.03	Add make-up water to Chilled Water system. Correct make-up water pipe size to boiler system.

Item #	Sheet Number	Comments
SITE Bulletin #2 Issue for Permit Addendum dated 05.01.08

S-1	C4.0	Show location of Load Dock doors for Building #1 in the correct location.

S-2	C4.1	Show the addition of new doors for Load Dock and Patio for Building #3.

S-3	C5.0 & L-2.1	Add three (3) access doors in west wall of Service Yard of Building #1 for refueling. Exact location on elevation TBD.

S-4	L-2.6	Add security gate across west walkway leading to public sidewalk.

S-5		Develop Trash Enclosure to west of Load Dock, adjacent to ramp landing.

S-6	L-5.1	Provide information on greywater system.

S-7	SE-3	Provide lighting for Service Yards and Loading Dock.

S-8	SE-5	Provide power outlets in low height wall around Patio.

S-9		Site conduit to support intra camus network to be included in base project cost. Requirements forthcoming from Brocade.

Item #	Sheet Number	Comments
PARKING GARAGE Redesign Development dated 05.01.08

P-1	A7.11	Elevator cab finishes to be TBD in the Tl package.

P-2	A8.10	Brocade to provide future input on security gate arms and roll down grilles. Development Manager to include all costs for parking management tools, card access equipment and other equipment for separating the hotel 80 stalls from the brocade stalls

P-3	General	Blue security phones to be locate in future Tl.

P-4	E3.x	Provide photometric analysis indicating minimum footcandle requirements are met within all garage areas.

Specifications

Section	Item	Comments
_01352-LEED REQUIREMENTS	1.02 References, O.1.LEED-NC v2.2	Project is registered on USGBC website under LEED-CS 2.0. Project LEED Checklist dated 9/5/07 is a CS Checklist, though not labeled.

	1 .04 Project Goals, A. LEED Project Goals, 1. LEED Credits	Credits in items c, d, l, j, k, l, p, q, t and ee are LEED-NC credits which are slightly different from LEED-CS credits

	1.04 Project Goals, A. LEED Project Goals, 2.	References LEED-NC v2.2

	2.02 Recycled Content of Materials, A.	LEED Credit 4.2 requires a minimum 20% of the cost of materials constitute recycled content

	2.03 Certified Wood	LEED Credit is MR 6 in CS
Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
	2.04 Construction IAQ Management, B	LEED Credit 3.2 IAQ for pre-occupancy doesn’t exist in LEED-CS

Commissioning to be referenced for LEED EA Prerequisite 1 and EQ-3 Enhanced Commissioning

_01505-CONSTRUCTION WASTE MANAGEMENT		No Reference to LEED Letter Template for Waste Calculation Tables for MR2.1 and 2.2

_02871-BICYCLE RACKS	1.01,B.1	Doesn’t specify whether “Silver” certification is for LEED-NC or LEED-CS (points required are different)

_02810-LANDSCAPE IRRIGATION		No Reference to Stormwater Management plan, LEED Credit SS-6.2

No Reference to Graywater system, LEED Credit WE-1.2

_02820-FOUNTAINS		No Reference to Graywater system, LEED Credit WE-1.2

_033000-CAST-lN-PLACE CONCRETE		No reference to Fly Ash content for LEED MR-4. 1/4.2 Recycled Content

_05500 METAL FABRICATIONS	1.01.D.1	Doesn’t specify whether “Silver” certification is for LEED-NC or LEED-CS (points required are different)

_06070-WOOD TREATMENT		No reference to documentation for LEED Credit EQ-4.1 (Adhesives VOC content)

No reference to documentation for LEED Credit EQ-4.4 (Composite-wood products with no urea formaldehyde)

No reference to documentation for LEED Credit MR-6-Certified Wood

_06100-ROUGH CARPENTRY		No reference to documentation for LEED Credit EQ-4.1 (Adhesives VOC content)

No reference to documentation for LEED Credit EQ-4.4 (Composite-wood products with no urea formaldehyde)

No reference to documentation for LEED Credit MR-6-Certified Wood

_07210 BUILDING INSULATION		No reference to documentation for LEED Credit EQ-4.4 (Composite-wood products with no urea formaldehyde)

_07511 BUILT-UP ASPHALT ROOFING		No reference to documentation for LEED Credit SS-7.2 Heat Island Effect (Roof).

_08121 ALUMINUM FRAMES		No reference to documentation for LEED Credit MR-4. 1/4. 2 Recycled Content

No reference to documentation for LEED Credit MR-5.1 Regional Materials

_08212-FLUSH WOOD DOORS		No reference to documentation for LEED Credit MR-6-Certified Wood

No reference to documentation for LEED Credit EQ-4.4 (Composite-wood products with no urea formaldehyde)
Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

Brocade’s Project Team Comments of
Offices @ First Building Packages Dated 05.01.08

Item #	Sheet Number	Comments
_08411 -ALUMINUM FRAMED STOREFRONTS		No reference to documentation for LEED Credit MR-4. 1/4.2 Recycled Content

No reference to documentation for LEED Credit MR-5.1 Regional Materials

_08911-GLAZED ALUMINUM CURTAIN WALL		No reference to documentation for LEED Credit MR-4. 1/4.2 Recycled Content

No reference to documentation for LEED Credit MR-5.1 Regional Materials

_09220-PORTLAND CEMENT PLASTER		No reference to documentation for LEED Credit MR-4.1/4.2 Recycled Content for lath materials

No reference to documentation for LEED Credit MR-5.1 Regional Materials for lath materials

10504-PLASTIC-LAMINATED FACED LOCKERS		These can be deleted.

10520-FIRE PROTECTION SPECIALTIES	2.02, B. Cabinets	Change from semi-recessed to fully recessed

14210 ELECTRIC TRACTION ELEVATORS	2.05 Car Enclosure	Depth of pan to accommodate tile/stone floor finish

15500 HEATING, VENTILATING & AIR CONDITIONING		No reference to LEED Prequisite EA Commissioning

No reference to LEED Credit EA-1 Optimize Energy Performance

No reference to LEED Credit EA-3 Enhanced Commissioning

16010 GENERAL ELECTRICAL REQUIREMENTS		No reference to LEED Prequisite EA Commissioning

No reference to LEED Credit EA-1 Optimize Energy Performance

No reference to LEED Credit EA-3 Enhanced Commissioning

16570 LOW VOLTAGE LIGHTING CONTROL SYSTEMS		No reference to LEED Credit EA-1 Optimize Energy Performance

No reference to LEED Credit SS-8 Light Pollution Reduction
Brocade
RMW architecture interiors
D.R.Young Associates, Inc.
05.09.08

EXHIBIT H
DESCRIPTION OF SHELL AND CORE IMPROVEMENTS
Development Manager shall complete the following work as part of required Shell and Core Delivery:
1.	Base Building electrical, mechanical, fire protection, and life safety systems distribution shall be in accordance with the approved Final Plans and Specifications for unoccupied office space in a shell condition. All such systems shall be in good working order.

2.	The area intended for the Interior Improvements shall be clean and free from any Shell and Core debris and material.

3.	Completed men’s and women’s toilet rooms and other common area rooms noted on the approved Final Plans and Specifications.

4.	Completed elevators, including call buttons and elevator lobby walls with a level 4 drywall finish. One elevator per building shall be operational and permitted through Cal OSHA for temporary use as a construction elevator. All other elevators shall be complete, with cab finishes, and ready for Cal OSHA inspection pending completion of the tenant improvement scope of work.

5.	Completed electrical/telephone rooms with code compliant transformers, distribution panels with breakers per approved plans.

6.	Completed Glazing at all floors, including fire safing at the perimeter and at all floors, to allow Owner to commence with wall layout at each floor. Building shall be in a “weatherproof” condition.

7.	Completed HVAC medium pressure duct loop on all floors. The loop on each floor shall travel just outside of the building core.

8.	All stairwells completed with all finishes and lighting and required fire and life safety systems.

9.	Completed empty conduit sleeves for Telecommunication lines from the main terminal boxes in the Building (i.e., Minimum Point Of Entry) to the plywood backboard in the IDF room on each floor.

10.	Mechanical equipment room/Penthouse completed, including fans and equipment along with hot water piping loop distributed on each floor. The loop on each floor shall travel just outside of the building core.

Exhibit H – Page1

11.	Fire sprinklers: Temporary and permanent protection consisting of mains, laterals and uprights, installed according to approved Final Plans and Specifications.

12.	Fire alarm and communication system installed according to approved Final Plans and Specifications for fire alarm.

13.	Equipment yard pad poured with all conduits stubbed to 6” above the slab and the perimeter walls completed. This relates only to Building 1 which will be included in a later change order.

14.	Site Work shall be completed enough to allow access to all of the Buildings for all trades.

Exhibit H – Page2

EXHIBIT I
LIST OF CONTRACTS
1.	Standard Form of Agreement between Owner and Subcontractor dated September 10, 2007, and General Addendum to Agreement between Owner and Subcontractor, each between MFP/Hunter @First Office Partners, LLC and Appian Engineering, Inc.

Change Order 2 dated 11/27/07, Change Order 4 dated 12/31/07,
Change Order 6 dated 1/30/08, Change Order 8 dated 1/30/08,
Change Order 10 dated 2/28/08, Change Order 12 dated 3/31/08;
Change Order 13 dated 3/31/08; Change Order 15 dated 3/31/08
Change Order 16 dated 4/29/08 ; Change Order 19 dated 5/7/08
2.	Standard Form of Agreement between Client and Architect dated December 11, 2007, General Addendum to Agreement between Owner and Consultant dated 12/13/07, and Client/Architect Letter of Agreement dated December 13, 2007 each between MFP/Hunter @First Office Partners, LLC and Korth Sunseri Hagey Architects

Work Authorization WA-1 dated 1/24/08 Work Authorization WA-5 dated 4/17/08 Letter of Agreement dated 5/19/08
3.	Terms of Agreement Geotechnical Services for @First Project, San Jose, CA dated October 10, 2007, General Addendum to Agreement between Owner and Consultant dated October 10, 2007 each between MFP/Hunter @First Office Partners, LLC and Bay Area Geotechnical Group, and Proposal for Geotechnical Engineering Investigation dated April 2, 2007 addressed to Hunter Properties

Addendum to Proposal dated May 10, 2007 Revised Proposal dated January 9, 2008
4.	Proposal to Provide Landscape Services and General Addendum to Agreement between Owner and Consultant, each dated February 8, 2008 between MFP/Hunter @First Office Partners, LLC and The Guzzardo Partnership, Inc.

Additional Scope for Landscape Services dated February 8, 2008
5.	Agreement between Client and Consultant and General Addendum to Agreement between Owner and Consultant, each dated March 5, 2008 between MFP/Hunter @First Office Partners, LLC and Kier and Wright
6.	Letter of Agreement for Structural Engineering Peer Review Services dated October 22, 2007 and General Addendum to Agreement between Owner and Consultant dated November ___, 2007, each between MFP/Hunter @First Office Partners, LLC and KPFF Consulting Engineers

Exhibit I – Page1

EXHIBIT J
PROPOSALS FOR BUILDING ONE MEP CHANGE ORDER
Description of the Building #1 MEP Change Order
HVAC Scope of Work:

Design/build engineering fees including Title 24 documentation.
A 2,400 ton chilled water plant consisting of:
Five (5) 501 ton cooling towers with stainless sumps and VFDs.
Three (3) 800 ton high efficiency electric chillers with VFDs.
Three (3) condenser water pumps with VFDs.
Three (3) primary chilled water pumps.
Three (3) secondary chilled water pumps with VFDs.
One (1) 2,000 MBH low NoX boiler with dual pumps and piping riser.
Two chilled water risers and one hot water riser with stubouts on each floor.
Water treatment including basin filters for cooling towers.
One (1) 40,000 cfm VAV AHU with economizer, VFD and MERV 13 filters for offices.
One (1) 15,000 cfm Ventilation AHU with humidity control and MERV 13 for 24/7 spaces.
Fire/smoke dampers as necessary.
Toilet exhaust system and air distribution.
Chiller room refrigerant monitor, exhaust system and cooling air handlers.
Elevator machine room cooling fan coil.
Vibration isolation including stamped seismic calculations.
DDC energy management system by TAC with low voltage wiring.
Crane and rigging for equipment and material. Metal deck to be removed for chiller rig.
Upgrade 800 ton equipment to 1,000 tons.
Insulated duct and pipe loops on floors 1 thru 4.
Plumbing Scope of Work:

Compressed Dry Air system and 100 lf of 3” Compressed air line down the building.
Electrical Scope of Work:

21kv primary service with unit substation on roof.
(2) 5000 amp services – will be total of two (2) roof top substations.
Power distributed to each of the floors (400 amps at 480V and sub feed to 400 amps at 208V).
Upgrade Fire Alarm system to capture all additions of scope.
Power to support all HVAC equipment.
Roof top equipement, including power and lighting.
Electrical connections to all mechanical equipment.
     [**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit J – Page1

[Letterhead of CMI]
Clark Pothoff
Vance Brown
3197 Park Blvd
Palo Alto CA 94306
March 21, 2008
Re: Revised 6 Cooling Tower B1 Design
Dear Clark,
The following is the scope and proposal for the change request to use six cooling towers in lieu of four cooling towers on building one. This proposal is based on a top of tower height of 15'-0".
Scope
1.	Provide six 500 ton cooling towers in lieu of four 728 ton cooling towers.

2.	Provide and install all piping for additional towers

3.	Provide and install all steel, isolation and seismic connections for additional towers

4.	Provide and install controls for additional towers

5.	Provide and install VFD’s for additional tower

6.	Rigging of towers into place
Assumptions
1.	Electrical scope increase included by others.

2.	Plumbing scope increase included by others.
The price for the above listed scope is $[**].
Layout requires clearances be maintained around towers. The towers are not going to be in a screened in area and are located on the same side of the roof as the chillers to minimize the piping and keep the costs down.
Sincerely,
/s/ Jennifer Fraser
Jennifer Fraser
Critchfield Mechanical, Inc
cc: Steve Gustafson, CMI
Exhibit J

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Letterhead of CRITCHFIELD MECHANICAL, INC.]
HVAC PRICING

To:	Clark Pothoff, Vance Brown	Date: March 10, 2008

Re:	at First Building 1, San Jose HVAC Pricing	From: Steve Gustafson
Following is our budget pricing for the Lab & Data Center building as requested, and our assumptions.
Design/build engineering fees including Title 24 documentation.
A 2,400 ton chilled water cooling plant consisting of:
Three (3) 800 ton cooling towers with stainless sumps and VFDs.
Three (3) 800 ton high efficiency chillers with VFDs.
Three (3) condenser water pumps with VFDs.
Three (3) primary chilled water pumps.
Three (3) secondary chilled water pumps with VFDs.
One plate/frame heat exchanger for waterside economizer cooling.
One (1) 750 MBH boiler and dual pumps for office space heating.
One 12” chilled water riser and one 2” hot water riser stubbed out on each floor.
Water treatment including basin filters for cooling towers.
One (1) 30,000 cfm VAV air handler with economizer for office space.
Two (2) 9,000 cfm Ventilation Air Handlers for 24/7 spaces.
Duct risers with Fire/Smoke dampers for each air handler.
One (1) toilet exhaust system with air distribution on each floor.
One chiller room exhaust system with refrigerant monitoring per code.
Vibration isolation including stamped seismic calculations.
DDC energy management system w/ low voltage wiring.
Startup, lest and balance by CMI mechanics.
Crane and rigging for equipment and material. Metal deck to be removed for chiller rig.
Wage rates included thru June 2009.

HVAC Pricing:	$[**]

Add for redundant tower, chiller, and 3 pumps (at time of original construction);	$[**]

T.I. Lab and Data center pricing:	[**]
Exclusions:
Horizontal pipe and duct distribution (except as noted above.)
LEED or PG&E studies and/or upgrades.
Exhibit J

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Email from Mike Guarino (Redwood City Electric) to Bill Russell (Vance Brown)]
Subject: RE: BROCADE 4 STORY
Date: Friday, March 7, 2008 6:54 PM
Conversation: BROCADE 4 STORY
Bill,
Here’s our pricing for the 4 story shells:

Developer-spec, warm shell	$ [**]

Brocade-spec, warm shell	$ [**]
The developer-spec price includes:
o	Shell Building

o	Utilities from Prop. Line to Bldg.

o	Fire Alarm (per Code)
The Brocade-spec shell includes:
o	Upgraded 21kv switchgear to support (2) 5000A Substation/MSB’s

o	Revised Utilities (service entrance moved to Generator Yard)

o	Added 5000A Substation/MSB (Substation B) on roof with 21kv feeder.

o	Conduits stubbed to Generator Yard for Tenant-furnished Emergency
Generators
o	Duplicate building distribution system (electric rooms, panels, feeders, etc.) from Substation B.
I hope this is clear, and gives you the information you need. If you have any questions, please call or email me.
Thanks,
Mike Guarino
Project Manager
Redwood City Electric
Exhibit J

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K
LEED SPECIFICATIONS
See Attached 6 Pages

Exhibit K – Page1

					Points
Credit	Category	Yes	No	Maybe	Achieved	Action	Notes

Sustainable Sites 15 Possible Points

Prereq 1	Construction Activity Pollution Prevention	Required

Credit 1	Site Selection		No		0	VB

Credit 2	Development Density & Community Connectivity		No		0

Credit 3	Brownfield Redevelopment		No		0

Credit 4.1	Alternative Transportation, Public Transportation Access	Yes			1	GA	Confirm light rail is with in 1/2 mile of site or one bus line with in 1/4 mile of site.

Credit 4.2	Alternative Transportation, Bicycle Storage & Changing Rooms	Yes			1	KSHA/TGP	TGP to determine if bike lockers are required. KSHA to provide shower rooms in the garage.

Credit 4.3	Alternative Transportation, Low Emitting & Fuel Efficient Vehicles	Yes			1	KSHA	KSHA to provide preference parking stripe on 5% of total parking.

Credit 4.4	Alternative Transportation, Parking Capacity	Yes			1	KSHA	City ratio is 4 per thousand. KSHA to confirm if LEED uses net or gross square feet.

Credit 5.1	Site Development, Protect or Restore Habitat		No		0

Credit 5.2	Site Development, Maximize Open Space	Yes			1	TGP	TGP to confirm San Jose requirement if any. Confirm percentage of open space previously calculated.

Credit 6.1	Storm water Design, Quantity Control	Yes			1	TGP/KW

Credit 6.2	Storm water Design, Quality Control	Yes			1	TGP/KW

Credit 7.1	Heat Island Effect, Non-Roof	Yes			1	KSHA/VB	KSHA to provide a minimum of 50% covered parking under a surface with a SRI of at least 29. KSHA/VB to confirm the SRI of concrete deck is at least 29.

Credit 7.2	Heat Island Effect, Roof			Maybe	1	KSHA/VB	Cool roof required confirm that can be provided by contractor. Requires an Sri of 78. If photovoltaics used on garage do they qualify as a cool roof?

Credit 8	Light Pollution Reduction	Yes			1	RCE	Electrical Eng. to confirm with photometric. Use full cut off fixtures.

Credit 9	Tenant Design and Construction Guidelines	Yes			1	GA/HS	Owner cost to generate guidelines owner to advise

Water Efficiency 5 Possible Points

Credit 1.1	Water Efficient Landscaping, Reduce by 50%	Yes			1	TGP

Credit 1.2	Water Efficient Landscaping, No Potable Use or No Irrigation	Yes			1	TGP

Credit 2	Innovative Wastewater Technologies			Maybe	1	GA	Requires waterless urinals and low flow dual flush toilets. Owner to advice. Plumbing Eng. to confirm.

Credit 3.1	Water Use Reduction, 20% Reduction			Maybe	1	GA	Requires waterless urinals and low flow dual flush toilets, sensor faucets, etc. Owner to advice.

Credit 3.2	Water Use Reduction, 30% Reduction		No		0

Energy & Atmosphere 14 Possible Points

Prereq 1	Fundamental Commissioning of the Building Energy Systems	Required				GA

Prereq 2	Minimum Energy Performance	Required				GA/CMI

Prereq 3	Fundamental Refrigerant Management	Required				GA/CMI

Credit 1	Optimize Energy Performance	Yes			2	CMI/KSHA	Required to exceed Title 24 by 14%. KSHA/CMI to test strategies with energy soft until target is reached.

Credit 2	On-Site Renewable Energy	Yes		Maybe	—	GA/HS	Curtis Leigh to research photovoltaics on garage.

Credit 3	Enhanced Commissioning	Yes			1	GA	Will require a more extensive contract with commissioning Authority. Owner to advice.

Credit 4	Enhanced Refrigerant Management	Yes			1	CMI	Mechanical Eng. to advice.

Credit 5.1	Measurement & Verification- Base Building			Maybe	—	GA

Credit 5.2	Measurement & Verification – Tenant Sub-metering	Yes		Maybe	1	GA	May be able to include this point in tenant lease agreement. GA to confirm.

Credit 6	Green Power		No		0

Materials & Resources 11 Possible Points

Prereq 1	Storage & Collection of Recyclables	Required				KSHA

Credit 1.1	Building Reuse, Maintain 25% of Existing Walls, Floors & Roof		No		0

Credit 1.2	Building Reuse, Maintain 50% of Existing Walls, Floors & Roof		No		0

Credit 1.3	Building Reuse, Maintain 75% of Existing Walls, Floors & Roof		No		0

Credit 2.1	Construction Waste Management, Divert 50% from Disposal	Yes			1	VB

Credit 2.2	Construction Waste Management, Divert 75% from Disposal			Maybe	—	VB	Contractor to advise

Credit 3	Materials Reuse, 1%		No		0

Credit 4.1	Recycled Content, 10% (post-consumer + 1/2 pre-consumer)	Yes			1	VB	Use Domestic Steel, fly ash in foundations, rock crusher on site. Need to do calculation.

Credit 4.2	Recycled Content, 20% (post-consumer + 1/2 pre-consumer)			Maybe	—	VB	Contractor to advise

Credit 5.1	Regional Materials, 10% Extracted, Processed & Manufactured Regionally			Maybe	—	VB	Contractor to advise

Credit 5.2	Regional Materials, 20% Extracted, Processed & Manufactured Regionally		No		0		Research soils form area being brought to site.

Credit 6	Certified Wood	Yes			1	KSHA	Wood in lobby/doors

Indoor Environmental Quality 11 Possible Points

Prereq 1	Minimum IAQ Performance	Required				GA

Prereq 2	Environmental Tobacco Smoke (ETS) Control	Required				GA

Credit 1	Outdoor Air Delivery Monitoring	Yes			1	CMI	Contractor to advise cost for this item

Credit 2	Increased Ventilation		No		0

Credit 3	Construction IAQ Management Plan, During Construction	Yes			1	VB

Credit 4.1	Low-Emitting Materials, Adhesives & Sealants	Yes			1	VB

Credit 4.2	Low-Emitting Materials, Paints & Coatings	Yes			1	KSHA/VB

Credit 4.3	Low-Emitting Materials, Carpet Systems	Yes			1	KSHA/VB	Carpet in elevators

Credit 4.4	Low-Emitting Materials, Composite Wood & Agrifiber Products		No		0

Credit 5	Indoor Chemical & Pollutant Source Control	Yes			1	CMI/KSHA	KSHA to provide walk off maps at required doors. CMI to confirm if Janitors closet needs a separate vent.

Credit 6	Controllability of Systems, Thermal Comfort		No		0		Will require an under floor air delivery system

Credit 7	Thermal Comfort, Design			Maybe	—	GA/CMI	CMI to confirm if tenant duct loop and VAV box is needed owner to review.

Credit 8.1	Daylight & Views, Daylight 75% of Spaces	Yes			1	KSHA	Need to confirm with calculation.

Credit 8.2	Daylight & Views, Views for 90% of Spaces	Yes			1	KSHA	Need to confirm with calculation.

Innovation & Design Process 5 Possible Points

Credit 1.1	Innovation in Design			Maybe	—	GA/HS	Solar Power. photovoltaics on garage.

Credit 1.2	Innovation in Design			Maybe	1	GA/HS	Educational display in Lobby

Credit 1.3	Innovation in Design

Credit 1.4	Innovation in Design

Credit 2	LEED Accredited Professional	Yes			1

	Total
					33
     Project Totals 61 Possible Points
Certified 23–27 points    Silver 28–33 points Gold 34–44 points    Platinum 45–61 point